UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09094

Leuthold Funds, Inc.
(Exact name of registrant as specified in charter)

33 S. Sixth Street, Suite 4600, Minneapolis, MN 55402
(Address of principal executive offices) (Zip code)

John Mueller
Leuthold Weeden Capital Management
33 S. Sixth Street, Suite 4600, Minneapolis, MN 55402
(Name and address of agent for service)

612-332-9141
Registrant’s telephone number, including area code

Date of fiscal year end: September 30, 2012

Date of reporting period:  September 30, 2012

Item 1. Reports to Stockholders.

Annual Report
September 30, 2012

The Leuthold Funds

Leuthold Core Investment Fund

Leuthold Asset Allocation Fund

Leuthold Global Fund

Leuthold Select Industries Fund

Leuthold Global Industries Fund

Leuthold Global Clean Technology Fund

Grizzly Short Fund

The Leuthold Funds
Table of Contents

Letter to Shareholders	1

Expense Examples	16

Allocation of Portfolio Holdings	20

Components of Portfolio Holdings	24

Investment Graphs	26

Statements of Assets and Liabilities	38

Statements of Operations	42

Statements of Changes in Net Assets	46

Financial Highlights	53

Schedule of Investments

Leuthold Core Investment Fund	65

Leuthold Asset Allocation Fund	75

Leuthold Global Fund	86

Leuthold Select Industries Fund	95

Leuthold Global Industries Fund	98

Leuthold Global Clean Technology Fund	103

Grizzly Short Fund	106

Notes to the Financial Statements	110

Report of Independent Registered Public Accounting Firm	122

Additional Information	123

Directors and Officers	124

The Leuthold Funds

Dear Fellow Shareholders:

One year ago, stock markets around the world made a bear market bottom in the early days of October, and spent the last three months of the year recouping losses suffered during the summer of 2011. U.S. markets were the primary beneficiaries during that time, with gains ranging from 12-16%. Global market action was strangely disparate, with foreign developed markets turning in a much less robust gain of under 4% for the last three months of 2011. Stocks continued to rally across the board through the first quarter of 2012, benefitting U.S. Small Caps, Mid Caps, and Large Caps alike, with gains of between 12-14%; foreign developed markets also kept relatively close pace in the first quarter, up 11%. The best part of the year’s performance was achieved in these first six months of the fiscal year, with the S&P 500 up 25.89%, the S&P MidCap 400 up 28.23%, and the small cap Russell 2000 Index up 29.83% from October 2011 through March 2012. Foreign developed markets trailed with a 15% gain during that six month time frame.

U.S. and global markets moved down in April and May, surrendering some of the year’s earlier gains. Domestic stocks saw moderate losses ranging from between -6% to -8%, while foreign developed markets were hit especially hard, -13% in those two months. The remaining four months of the fiscal year were positive, with U.S. market gains of between 7% (Mid Cap stocks) to 11% (Small and Large Caps) during that time, while foreign developed markets outperformed (+15%) during the June-September period.

The summer rally pushed the S&P 500 to new bull market highs in September. While foreign markets also rallied, no major global or foreign stock market composite was able to better the highs they recorded back in April. Through September 2012, the S&P 500 is now up a remarkable 30% from last year’s October 4th low, yet this rally surely ranks among the least enjoyed and least exploited gain of that magnitude in history. Neither the average U.S. stock, nor many professionally managed portfolios, have kept pace with these gains. Overseas stocks have fared even worse.

We have generally referred to the 3 1/2-year-old bull market as a global one, but the U.S. did the heavy-lifting over all but the first six months of the bull market dating back to March 2009. The MSCI World “Ex USA” Index is down -1.3% in the last three years through September 2012, and the MSCI Emerging Markets Index is up only 9.7% over the same period. Such U.S. stock market dominance would have been hard to envision in the world of three years ago, when boundless opportunities in emerging markets – versus a sclerotic, “New Normal” United States – were taken for granted.

The past three years have been difficult for equity managers relying heavily on quantitative tools, and we are no exception. All six of our quantitatively-driven strategies have underperformed their benchmarks during this time. It is not unusual for “quant” managers to lag their benchmarks during the first year or so of a new bull market, but the effect has lasted much longer than we’ve traditionally experienced.

The stock market low of 2009 was a rare event attended by nearly apocalyptic investor psychology and 80-year extremes in market action. One might have expected the rebound from this extreme to be just as unprecedented, and in many ways it has been. But our models rely on consistent and repetitive patterns that are a necessary by-product of a capitalistic system – repetitive patterns that are probably ultimately tied to hard-wired biases in human behavior. No approach can be expected to outperform in all environments, and tinkering excessively with models that have stood the test of time is typically counterproductive. We know the historical market biases will eventually re-assert themselves, and accordingly, we are sticking with the core of our quantitative investment disciplines.

We now wonder whether the preference for U.S. assets (and “safe” assets in general) has swung too far. The S&P 500 normalized Price/Earnings ratio is more than six points above the comparable non-U.S. measure (20.2x versus 13.8x), and we have run out of superlatives/profanities to describe the overvaluation of U.S. bonds. We doubt the hoarding of all things American will prove the best strategy for the next three years. In the meantime, our disciplines have us tactically bullish on stocks globally – with the emphasis on “global.”

The Leuthold Funds - 2012 Annual Report	1

The summer’s stock market upswing drove the S&P 500 beyond the “typical” or “median” experience for a cyclical bull market, based on analysis back to 1932. From its low on March 9, 2009, through the most recent high on September 14, 2012, the S&P 500 has risen 116% (price only) over a period of 43 months, while the medians for previous bull markets are +90%, and 42 months, respectively. Our most reliable valuation measures today trade at levels we’d label as “mildly” overvalued. Valuations are far from levels that mandate an immediate run for cover, but they are not cheap. While our market analysis has correctly remained on the bullish side since late October 2011, weakening readings of late suggest that defensive portfolio moves might be required in coming months. The U.S. bull market is mature and we are on higher alert for signs of an impending breakdown; we think the odds are better than even that 2013 will see a cyclical top.

Despite these benchmark comparisons and statistics, and regardless of our expectations and predictions, it is our disciplines that drive our investment strategies. The increasingly interdependent relationships of global markets and economies have created seemingly limitless and unpredictable dynamics that can affect market action, both in the short term and over the long term. Having disciplines removes the emotions and eliminates the potential for responding to headlines in an imprudent manner; they offer a balanced means for weighing information through more contemplative risk/reward analysis. We will remain flexible with our asset allocation strategies and abide by the disciplines to change course throughout the year, as necessary.

FUND OVERVIEWS

Leuthold Core Investment Fund
This Fund began trading on November 20, 1995. The strategy is flexible and value-oriented. The Leuthold Core Investment Fund adjusts asset class exposure depending on market conditions and the economic environment, with the objective of identifying areas that appear poised to outperform while attempting to avoid undue risk. Assets are allocated between stocks, bonds, money market instruments, foreign securities, and other alternative investments. The Fund may hedge equity exposure and fixed income exposure through short-selling strategies when our disciplines indicate potential market vulnerabilities. While at times individual portfolio positions may appear unconventional, they are intended to integrate as complementing allocations in an effort to carry out the Fund’s guiding principle: capital appreciation over the long-term, attained through relatively risk averse, prudent investment selection.

●	Leuthold Core Investment Fund uses the Leuthold Select Industries strategy as the primary vehicle for directing its U.S.-traded stock exposure.

●	Investment Guidelines: 30%-70% equity exposure and 30%-70% fixed income exposure. Under extreme market conditions, there may be a departure from these guidelines.

Leuthold Asset Allocation Fund
This Fund began trading on May 24, 2006. The strategy and objective of this Fund are the same as those of the Leuthold Core Investment Fund in terms of guiding disciplines, flexibility, asset class exposure, and risk aversion. This Fund uses other strategies, however, to obtain its targeted U.S.-traded stock exposure.

2	The Leuthold Funds - 2012 Annual Report

●
Leuthold Asset Allocation Fund uses a combination of two quantitative, stock screening methodologies for its U.S.-traded stock selection. These are proprietary disciplines of the adviser, referred to as: 1) Leuthold Select Equities, and; 2) Leuthold Undervalued & Unloved.

●
Effective December 3, 2012, changes will begin to be implemented within the investment strategy of the Leuthold Asset Allocation Fund in order to reflect a more broadly diversified product (greater variety of asset class exposures), with more formal risk controls. Going forward, these changes will clearly differentiate it from the Leuthold Core Investment Fund investment strategy. Please see the Supplement to the Prospectus dated November 5, 2012, for more details.

Leuthold Global Fund
This asset allocation strategy was introduced on April 30, 2008, and can be considered the “global” equivalent of our flagship Leuthold Core Investment Fund. The strategy and objective of this Fund are analogous to that of the Leuthold Core Investment Fund in terms of guiding disciplines, flexibility, asset class exposure, and risk aversion; however, this global version requires a minimum level of investment in foreign-traded securities. The Leuthold Global Fund invests in U.S. and foreign-traded stocks, bonds, money market instruments, and alternative investments; when market conditions are deemed unfavorable, the Fund may sell short certain securities in order to hedge exposure to a particular asset class. The Leuthold Global Fund intends to invest at least 40% of assets in foreign-traded securities, be it stocks, bonds, and/or other asset classes.

●	Leuthold Global Fund uses the Leuthold Global Industries strategy as the primary vehicle for directing its investments in global stock markets.

●	Investment Guidelines: 30%-70% equity exposure and 30%-70% fixed income exposure. Under extreme market conditions, there may be a departure from these guidelines.

Leuthold Select Industries Fund
This Fund began trading on June 19, 2000, and unlike our asset allocation strategies, it will maintain 100% long exposure in stocks regardless of market conditions. This attribute results in the potential for considerably higher volatility, higher risk, and the probability that investors will lose money when the stock market declines. The Leuthold Select Industries Fund strategy is a top-down approach, based on industry group selection and rotation, and sector concentrations. Driven by extensive quantitative analysis, the strategy attempts to identify collective areas of strength and emerging leadership opportunities.

●	The elements of industry group rotation and sector concentrations result in the potential for higher volatility; it is potentially more risky while offering potentially more reward.

Leuthold Global Industries Fund
This is a relatively new Fund, launched on May 17, 2010; however, this Fund’s strategy is an extension of our domestic industry group selection/rotation approach which was established in the late 1990s as our Select Industries strategy, described above. This global version of our disciplined, quantitative approach to concentrated equity group investing employs many of the same factors as our domestic group selection strategy. The intent is to identify those industry groups that appear most attractive at the global level. This Fund will normally invest at least 40% of its assets in equity securities traded in foreign markets.

The Leuthold Funds - 2012 Annual Report	3

●	The elements of industry group rotation and sector concentrations result in the potential for higher volatility. It is potentially more risky while offering potentially more reward.

Leuthold Global Clean Technology Fund
This Fund became available on July 22, 2009, and unlike our other equity strategies, this Fund employs fundamental stock-selection. The Fund allocates its investments globally, in companies that endeavor to reduce the negative effects on the environment that may come about as by-products of society and modern technology. This is achieved through energy efficient and “clean” technologies, innovations, and solutions. A confluence of factors will help increase the demand for products from firms focused on technologies that clean, preserve, and/or maximize the earth’s resources, making these firms intriguing long-term investment opportunities. In brief, noteworthy dynamics benefitting these efforts include: political pressure for new/improved resources, higher fossil fuel prices, growing world population, changing energy source preferences, commodity price volatility, increasingly scarce resources, and significant and growing markets.

The Fund invests primarily across four clean technology sectors: Alternative Energy, Resource Conservation, Clean Water, and Clean Environment. The universe of stocks maintained for security selection is further organized among over 30 different sub-industries. This helps identify specific clean technology industries showing signs of unusual strength or weakness, and may be used as a basis for establishing overweight and underweight industry exposures.

●	The nature of this strategy combined with the inherently smaller capitalization of the eligible stock universe results in a high level of volatility in performance.

●
On November 12, 2012, the Fund’s Board of Directors approved the closing and liquidation of the Leuthold Global Clean Technology Fund. Shareholders were sent notification with a letter of instruction outlining the course of action. Please see the Supplement to the Prospectus dated November 12, 2012 for more details.

Grizzly Short Fund
Introduced on June 19, 2000, this unleveraged, actively managed Fund is 100% short individual stocks. (The intent of short-selling stocks is to profit when stock prices decline.) Policy mandates the Grizzly Short Fund target 100% exposure in stocks sold short at all times, even when the stock market is in a rising trend.

●
The Grizzly Short Fund typically maintains approximately equal-weighted short positions in around 60-90 individual stocks, initially selected by a multi-factor quantitative discipline. Each position is monitored daily and subject to a set of short covering disciplines.

●	Shareholders should anticipate they will most likely lose money investing in this Fund when stock prices are rising.

The Grizzly Short Fund is a tool for stock market sophisticates, traders, advisors, and experienced investors to employ, as a means to tactically moderate stock market risk, when they anticipate the market may decline. It is also used in varying degrees with other multi-faceted portfolio strategies. This is not a Fund for buy and hold investors.

4	The Leuthold Funds - 2012 Annual Report

ANNUAL PERFORMANCE REVIEW

Leuthold Core Investment Fund
This is our firm’s flagship asset allocation strategy, with $791 million of assets under management. For the fiscal year ended September 30, 2012, the Leuthold Core Investment Fund (retail share class) posted a total return gain of 11.34%. During the same time frame, the S&P 500 had a total return gain of 30.20%.

The fiscal year commenced in October 2011 with the portfolio positioned near its maximum defensive level of just 31% net equity exposure. Our market analysis improved to a cautiously positive outlook for stocks by the end of October and equity exposure was increased to 50-55%. In late December, our indicators strengthened further and equity exposure was increased to near 60%. We were fairly bullish the remainder of the year with average equity exposure of 62% from January through September 2012.

The Fund’s near maximum defensive posture in October 2011 was inopportune and created an immediate 6% performance disadvantage in the first month of the fiscal year, as the S&P 500 rallied with an 11% gain that month, versus the Fund’s 4.84% gain. Additionally contributing to the year’s underperformance was the Fund’s lower average exposure to stocks. Even when in fully bullish mode, the Fund’s upside limit to stocks is 70%; hence, during market advances it is unlikely that the aggregate portfolio will be able to compete head to head with a 100% invested benchmark. It is, however, our intention that the long stock exposure in the Fund will outperform the S&P 500, and this was not accomplished over the last twelve months.

There were four months in which the Fund’s U.S. equity exposure outperformed the S&P 500, by an average of 0.8%, but these advantage months were more than offset by seven months in which the U.S. equities lagged the S&P 500 by an average of 1% (there was one month of even performance). Adding to the equity underperformance were two months in which the Emerging Market Equities position trailed the S&P 500 by a considerable margin of between 5%-6% each of those months.

For specifics related to the Leuthold Core Investment Fund’s U.S.-traded stock investments during the last twelve months, see the performance discussion of the Leuthold Select Industries Fund on subsequent pages.

The Leuthold Core Investment Fund held an average of 7.7% of assets in Emerging Market Equities over the last twelve months, just slightly above the normal base target of 5%. This was quite the reverse of fiscal year 2011, when there was an oversized position of 15% of assets. For the fiscal year ended September 30th, the Emerging Market Equities produced a solid 13% gain, a welcome turnaround from the prior year’s double digit loss, but trailing the S&P 500 by about 17 percentage points.

For the majority of the last twelve months, the characteristics of this Emerging Market Equities exposure were the same as last year, with all investments focused in Asia, the majority of which consisted of individual stocks of Chinese companies. A new approach was implemented at the end of August in order to attain a more comprehensive exposure to all accessible emerging markets, thereby diversifying the risk outside of Asia and increasing the potential for uncovering opportunities. Although the largest regional exposure still comes from the Pacific Rim, as of the end of September 2012, the portfolio includes investments from South America, Eastern Europe, Africa, and North America. The largest country exposure is now Brazil; followed by China, South Korea, South Africa, Hong Kong, Thailand, Indonesia, and Russia. There is also exposure to Singapore, Turkey, Poland, Taiwan, Malaysia, Mexico, Philippines, Chile, and Hungary.

The Leuthold Funds - 2012 Annual Report	5

Our asset allocation strategy’s normal guideline minimum for Fixed Income is 30% of assets. Prior to the last twelve months, we had been maintaining a drastically lower exposure with an average of just 5.75% in 2011 and 9% in 2010, due to the inherent risk of rising rates. The Federal Reserve has been holding interest rates at excessively low levels for an unprecedented period of time and it is inevitable that rates will rise from these artificially low levels. However, our attempt to avoid the risk by minimizing exposure here has been a losing proposition. By primarily avoiding this asset class, we’ve passed up some rather robust gains, particularly with U.S. Treasuries in 2011. To address this portfolio deficiency and bulk up the Fund’s income generating assets, last December an initiative was launched to increase fixed income exposure back up toward the normal minimum level. This was achieved by evaluating the landscape for tactical, prudent income opportunities through the use of a multi-factor risk aversion analysis tool. This has been a gradual process, but by the end of the fiscal year, the Fund’s fixed income exposure had been boosted to about 24%.

During the year, fixed income holdings included Quality Corporate Bonds (8.2% average position); Aggregate Bond Funds composed of corporate debt, developed market sovereign debt, and mortgage backed securities (6.7% average position); and Emerging Market Sovereign Debt (2.3% average position). An allocation to High Yield Bonds was initiated in February (1.5% average position). Although it was one of the smaller allocations, the Emerging Market Sovereign Debt was by far the best performer, with a 22% gain. The other fixed income allocations also had solid gains, with the Aggregate Bond Funds up 4.4%, High Yield Bonds up 5.2%, and Quality Corporate Bonds up 9%.

The Leuthold Core Investment Fund had an average allocation of 4.9% to the Real Estate asset class during the 2012 fiscal year. Established in November of 2011, there was an emphasis on Retail and Residential segments, but there was also exposure to the Industrial, Health Care, and Office segments. The real estate exposure was attained through a package of REITs, versus physical real estate, as REITs allow for greater transparency, efficient portfolio rebalancing, ease of diversification through specialty subsets of properties, and liquidity of the stock market, all the while offering performance dynamics akin to physical real estate values. Real Estate was one of the best performing asset classes for the year, with the Fund’s holdings gaining over 17% for the eleven month holding period.

We held an average allocation of 4.4% in Precious Metals during the 2012 fiscal year, obtained via holdings in physical Gold and Silver. The physical Gold was held for the full year, while the Silver portion of the allocation was eliminated in March. The combined allocation performed very well, contributing an 11% gain to the portfolio for the twelve months ended September 30th. This position was initiated in April 2009 as a means to incorporate some defense against the longer-term risk of inflation and debasement of the dollar. We believe these concerns are still valid and expect this holding to be maintained for the foreseeable future.

While it was a very strong year for the S&P 500, the average stock, and most professional managers, did not participate in the rally to the same degree as exemplified by the major market indexes. Although our asset allocation strategy was not alone in its underperformance, the extent of the underperformance over the last twelve months was much more than that with which we are comfortable. We are, however, encouraged that our U.S. stock selection strategy has been showing relative improvement over the last six months, as volatility has moderated and highly correlated action has been unwinding. These developments are heartening, as our stock selection strategy is one of the underlying drivers behind the Fund’s potential to outperform over the long term. We anticipate that if the market continues its migration back to a more historically normal level of stability and correlation relationships, there will be opportunities to recoup the shorter-term performance disadvantage experienced of late.

6	The Leuthold Funds - 2012 Annual Report

Leuthold Asset Allocation Fund
This Fund has assets under management of $627 million. For the fiscal year ended September 30, 2012, the Leuthold Asset Allocation Fund (retail share class) generated a total return gain of 11.73%, underperforming the S&P 500’s total return gain of 30.20% over the same time frame.

The fiscal year commenced in October 2011 with the portfolio positioned near its maximum defensive level of just 31% net equity exposure. Our market analysis improved to a cautiously positive outlook for stocks by the end of October and equity exposure was increased to 50-55%. In late December, our indicators strengthened further and equity exposure was increased to near 60%. We were fairly bullish the remainder of the year with average equity exposure of 62% from January through September 2012.

The Fund’s near maximum defensive posture in October 2011 was inopportune and created an immediate 5.6% performance disadvantage in the first month of the fiscal year, as the S&P 500 rallied with an 11% gain that month, versus the Fund’s 5.35% gain. Additionally contributing to the year’s underperformance was the Fund’s lower average exposure to stocks. Even when in fully bullish mode, the Fund’s upside limit to stocks is 70%; hence, during market advances it is unlikely that the aggregate portfolio will be able to compete head to head with a 100% invested benchmark. It is, however, our intention that the long stock exposure in the Fund will outperform the S&P 500, and this was not accomplished over the last twelve months.

There were four months in which the Fund’s U.S. equity exposure outperformed the S&P 500, by an average of 1.4%, but these advantage months were more than offset by the other eight months in which the U.S. equity exposure lagged the S&P 500 by an average of 1%. Adding to the equity underperformance were two months in which the Emerging Market Equities position trailed the S&P 500 by a considerable margin of between 5%-6% each of those months.

For its U.S.-traded equity exposure, the Fund has been using a multi-strategy approach, employing a combination of the Leuthold Select Equities and Leuthold Undervalued & Unloved strategies. Both are bottom-up, quantitative methodologies and each generally contributes a different type of stock market exposure. When used in tandem, they allow us to construct an equity portfolio with overall characteristics suitable for an asset allocation approach, and afford us the flexibility to adjust the mix to align with our market outlook. For the fiscal year ended September 30, 2012, the combined allocation to this stock mix contributed a total return gain of 26.31%, about 4% behind the S&P 500 gain of 30.20%.

Within this U.S. equity exposure, all of the broad sector concentrations had net gains for the year, and the largest sector concentrations produced the best performance. The Information Technology and Health Care sectors each carried between an 18%-19% average portfolio weight during the year, and had the most positive contributions to return, with gains of 36% and 30%, respectively. Within these two sectors, the most profitable industry group exposures included Pharmaceuticals, Managed Health Care, Computer & Storage Peripherals, Biotechnology, Semiconductor Equipment, and Data Processing/Outsourced Services. The next best performing sector concentrations were Financials and Energy, followed by Consumer Staples and Industrials. Industry group exposures with the most positive results from these sectors included: Oil & Gas Refining/Marketing, Tobacco, Integrated Oil & Gas, Consumer Finance, Regional Banks, Industrial Machinery, and Construction/Farm/Heavy Trucks. Two other industry group investments that produced strong results were Fertilizers & Agricultural Chemicals (Materials sector); and Apparel Retail (Consumer Discretionary sector).

The Leuthold Funds - 2012 Annual Report	7

The Utilities and Telecommunications sector concentrations contributed the least to this equity allocation’s performance, yet still provided solid total returns of over 13%. From an industry group perspective, the Fund experienced losses in group investments from a range of sectors, but the Consumer Discretionary sector investments were most heavily represented among the losers. These group investments included: Home Furnishings, Apparel Accessories & Luxury Goods, Automotive Retail, and Education Services. Rounding out the list of the biggest detractors to performance were losses from industry group investments in Coal & Consumable Fuels (Energy sector), Personal Products (Consumer Staples sector), and Multi-line Insurance (Financials sector).

Investments in domestic stocks held in a relatively steady range throughout the year, at an average of 84%. The foreign domiciled market exposure included in this U.S.-traded equity mix composed an average of 14% in Developed Markets and 2% in Emerging Markets. This composition is comparable to prior years.

The Leuthold Asset Allocation Fund follows the same investment mandates and asset mix shifts as the Leuthold Core Investment Fund. Therefore, aside from the U.S.-traded equities, the Fund holds the very same investments as the Leuthold Core Investment Fund; hence, for the annual review of the Fund’s Emerging Market Equities, Fixed Income, REITs, and Alternatives (Gold and Silver), refer to the performance details outlined in the preceding section for the Leuthold Core Investment Fund.

Leuthold Global Fund
This Fund has assets under management of $387 million. It offers investors a global alternative to our proprietary tactical asset allocation disciplines. For the fiscal year ended September 30, 2012, the Leuthold Global Fund (retail share class) produced a total return gain of 10.14%, underperforming the total return gain of 21.67% in the MSCI ACWI (All Country World Index).

As with our domestic asset allocation funds, the fiscal year commenced in October 2011 with the Leuthold Global Fund positioned with just 32% net equity exposure, near its maximum defensive level. In the second half of October, our global market analysis improved to reflect a cautiously positive outlook for stocks and the Fund’s equity exposure was increased to a more neutral range of 50-55%, where it stayed through the end of 2011. During January our market indicators strengthened further and net equity exposure was increased to 60%. This more optimistic stance was upheld for the rest of the year, and average equity exposure was 62% from January through September 2012.

The Fund’s near maximum defensive posture in October 2011 was inopportune and created an immediate 6% performance disadvantage in the first month of the fiscal year, as the MSCI ACWI rallied by nearly +11% that month, versus the Fund’s 4.73% gain. Additionally contributing to the year’s underperformance was the Fund’s lower average exposure to stocks. Even when in fully bullish mode, the Fund’s upside limit to stocks is 70%; hence, during market advances it is unlikely that the aggregate portfolio will be able to compete head to head with a 100% invested benchmark. It is, however, our intention that the long stock exposure in the Fund will outperform the MSCI ACWI, and this was not accomplished over the last twelve months.

There were five months in which the Fund’s global equities outperformed the MSCI ACWI, by an average of just 0.6%; this slim margin was not enough to offset six months in which the equities lagged the MSCI ACWI by an average of 0.8% (there was one month in which performance matched the MSCI ACWI). In January and February, two of the strongest months of the year for the MSCI ACWI, the Fund’s equities held up fairly well, but there were outsized losses experienced in each of those months by the portfolio’s residual equity hedge. This hedge position resulted in the Fund lagging the fully invested MSCI ACWI by nearly 2% in each of those months.

The Leuthold Global Fund employs the strategy of the Leuthold Global Industries Fund for directing its long stock exposure. Please see that section for the performance details of the global equities.

8	The Leuthold Funds - 2012 Annual Report

The Fund’s normal guideline minimum for Fixed Income is 30% of assets, and prior to the last twelve months, we had been maintaining a drastically lower exposure of just 10% in 2011 and 2010, due to the inherent risk of rising rates. The Federal Reserve has been holding interest rates at excessively low levels for an unprecedented period of time, and it is inevitable that rates will rise from these artificially low levels. However, our attempt to avoid the risk by minimizing exposure here has been a losing proposition, as we’ve passed up some rather robust gains, particularly with U.S. Treasuries during fiscal year 2011. To address this portfolio deficiency and bulk up the Fund’s income generating assets, last December an initiative was launched to increase fixed income exposure back up toward the normal minimum level. This was achieved by evaluating the landscape for tactical, prudent income opportunities through the use of a multi-factor risk aversion analysis tool. This has been a gradual process, but by the end of the fiscal year, the Fund’s fixed income exposure had been boosted to 25%.

For the full year, the fixed income holdings included Quality Corporate Bonds (7.6% average weight), Developed Market Sovereign Debt (5.7% average weight), Emerging Market Sovereign Debt (2.4% average weight), Municipal Bonds (1.5% average weight), and Treasury Inflation Protection (TIP) Securities (1.5% average weight). An allocation to High Yield Bonds was initiated in February (1.6% average weight). The Emerging Market Sovereign Debt allocation was the best performer, with a +14% total return. The other positions also had solid gains: Municipal Bonds were up 8.4%, Corporate Bonds were up 6.3%, High Yield Bonds up 5.2%, Developed Market Sovereign Debt up 4.5%, and TIPS up 3.3%.

The Leuthold Global Fund had an average allocation of 5.0% to the Real Estate asset class during the 2012 fiscal year. Established in November of 2011, there was an emphasis on the Retail and Residential segments, but there was also exposure to the Diversified, Health Care, and Office segments. The real estate exposure was attained through a package of REITs, versus physical real estate, as REITs allow for greater transparency, efficient portfolio rebalancing, ease of diversification through specialty subsets of properties, and liquidity of the stock market, all the while offering performance dynamics akin to physical real estate values. Real Estate was one of the best performing asset classes for the year, with the holdings in the Leuthold Global Fund gaining about 15% for the eleven month holding period during the 2012 fiscal year ended September 30th.

There was an average allocation of 4.5% in Precious Metals during the 2012 fiscal year, obtained via holdings in physical Gold and Silver. The physical Gold was held for the full year, while the Silver portion of the allocation was eliminated in early March. The combined allocation performed very well, contributing a 15.5% gain to the portfolio for the twelve months ended September 30th. With the U.S. and other foreign governments pumping money into the global economy, we made this allocation back in early 2009 due to our concerns about the long-term inflation implications related to the excess liquidity and debasement of the dollar. We believe these concerns are still valid and expect this holding to be maintained for the foreseeable future.

Leuthold Select Industries Fund
This all-equity Fund, with total assets under management of $13.5 million, had a solid total return gain of 23.34% for the fiscal year ended September 30, 2012; however, this strong performance trailed the benchmark by nearly 7%, as the S&P 500 turned in an exceptional 30.20% total return gain over the same time frame.

The Leuthold Select Industries Fund was a perennial laggard versus the S&P 500 during the last twelve months, underperforming in eight of the months by an average of 1%. There was only one month of convincing outperformance, which occurred in October 2011, as the Fund gained over 2% more than the S&P 500. In two of the months this strategy was +0.5% additive against the S&P 500 and there was one month of relatively flat results. Our quantitative group selection approach does best in periods when there is a strong distinction between winners and losers among equity groups and themes. The last twelve months continued to be a challenge in this sense, as risk-on/risk-off market dynamics are not favorable conditions for the stock market to establish the trends and equity leadership themes that this strategy thrives on.

The Leuthold Funds - 2012 Annual Report	9

There were considerable changes in portfolio sector and group concentrations as the year progressed. This was due to a concerted effort to broaden exposure, when possible, to attempt to moderate the negative effects that cross-asset correlations and volatility were having on our industry group approach. This was accomplished by spreading out exposure more evenly across sectors, as well as increasing the number of industry group investments.

In addition to widening our exposures to accommodate a more diversified collection of industry group investments, we have been gradually increasing the market capitalization of new purchases, as we expect that Large Cap stocks are poised for a period of leadership. Despite these efforts, the Fund still has a Mid/Small Cap bias due to certain industry group exposures and the residual effect of the past Mid/Small Cap leadership cycle, so we were not able to fully capitalize on Large Cap stock outperformance during the last six months.

The fiscal year began with a substantial overweight concentration of 46% in the Health Care sector, with the Materials sector weight a distant second at 17% of assets. The next heaviest sector weights were Consumer Discretionary (13%), Energy (10%), and Financials (9%). These were followed by Information Technology (4%) and Industrials (1%). There was no exposure to Consumer Staples, Telecommunications, or Utilities. By year end, sector exposure was built out as follows: Financials (24%), Health Care (17%), Information Technology (15%), Industrials (15%), Consumer Discretionary (13%), Materials (7%), Energy (6%), and Consumer Staples (3%). Both Telecom and Utilities continued to be de-emphasized, with no exposure to these sectors. Individual industry group investments expanded from ten groups in October 2011, to 15 groups as of September 30, 2012.

The leading contributor to the Fund’s positive performance from the broad sector level was provided by the heavy-weight Health Care sector, which, as noted above, was pared back from a 46% portfolio weight, to 17% by year end (this is still overweight relative to the S&P 500 Health Care weight of 12%). Financials, Consumer Discretionary, and Energy sector investments were the next biggest contributors to the Fund’s return, followed by Materials and Consumer Staples.

From an industry group perspective, the Leuthold Select Industries Fund’s most beneficial exposure during the year came from group investments in Managed Health Care, Pharmaceuticals, Oil & Gas Refining/Marketing, Fertilizers & Agricultural Chemicals, Department Stores, Oil & Gas Drilling, Diversified Financial Services, and Tobacco.

The least productive broad sector exposures came from investments in Industrials and Information Technology. From an industry group perspective, performance detractors came from a range of sectors; these groups included Computer Storage & Peripherals, Construction/Farm Machinery/Heavy Trucks, Integrated Oil & Gas, Computer Hardware, Office Electronics, Trading Companies & Distributors, Commodity Chemicals, and Homefurnishing Retail.

Exposure to foreign-domiciled stocks in the Leuthold Select Industries Fund has primarily been on a downtrend this year, having begun the year at 17%, and declining to a low of 8% by June before increasing some to end the year at 13%. Within this foreign exposure, Developed Market stocks composed an average of 10%, with Emerging Market stock exposure at about a 3% average allocation.

Since the market lows of 2009, there has been an extremely high level of performance correlation with no regard for size or quality of stocks, making it difficult to navigate and gain traction with this strategy. We expect to see a reversion of the high cross-asset correlations to a lower level, which should benefit the process employed in this Fund’s industry group approach. While this strategy is not ideal for all market conditions, we believe over the longer term it is more typical than not for the market to be driven by macro-theme dynamics, allowing this Fund to uncover more persistent areas of strength.

10	The Leuthold Funds - 2012 Annual Report

Leuthold Global Industries Fund
This all-equity Fund, with total assets under management of $7.9 million, had a strong total return gain of 17.33% (retail share class) for the fiscal year ended September 30, 2012. Its benchmark comparator, the MSCI ACWI (All Country World Index) had total return gain of 21.67% over that time frame.

The Leuthold Global Industries Fund trailed the MSCI ACWI in six of the last twelve months, by about 1% on average; it outperformed in three months by 0.9%; and was about even with the benchmark in three of the months. While it is our goal to outperform the index, our quantitative group selection approach does best in periods when there is a strong distinction between winners and losers among equity groups and themes. The last twelve months continued to be a challenge in this sense, as risk-on/risk-off market dynamics are not favorable conditions for the market to establish the trends and equity leadership themes upon which this strategy thrives.

U.S. stock exposure within the Fund rose from 40% last October to a high of 53% from March through May, before declining back down to 48% by fiscal year end. The MSCI ACWI had a steady average exposure of 45% to U.S. stocks. Of the foreign-traded securities in the Leuthold Global Industries Fund, typically 83% was invested in Developed Markets over the last twelve months, versus 17% in Emerging Market stocks.

Equity exposure in this Fund is dictated by the industry groups that appear most attractive according to our quantitative disciplines; we do not direct investments based on attempting to identify opportunities specific to countries or regions. We believe that industry group leadership on a global basis will generate superior returns over the more traditional approach of “country” or “regional” concentrations, as the global economy has become increasingly interdependent.

During the fiscal year ended September 30, 2012, all broad sector exposures, with the exception of Information Technology, had a positive contribution to return. Sectors with the most significant overall contribution to return were Financials, Health Care, Consumer Discretionary, and Industrials. Compared to the MSCI ACWI sector exposures, the Fund had generous overweight positions in Health Care, Telecommunications, and Utilities, and results from these allocations were particularly value-added versus the benchmark’s corresponding results. At the global industry group level, the best results came from the Fund’s investments in stocks from Consumer Finance, Integrated Oil & Gas, Water Utilities, Automotive Components, Managed Health Care, and Agricultural Products.

As noted above, the only sector exposure detracting from performance, compared to the benchmark, was Information Technology. This was the second best performing sector in the MSCI ACWI; however, our disciplines led us to have a significant underweight here, resulting in a large performance differential. Our Energy and Consumer Staples sector exposures were also underweight versus the index, so while still additive to the Fund’s performance, the results were not as value added compared to the MSCI ACWI’s corresponding sector results. The specific industry groups that detracted most from performance included investments in stocks from Computers & Peripherals, Paper & Forest Products, Developed Diversified Telecom Services, and Multi-line Insurance.

The Fund had investments in 35 different countries during the year, with an average of 27 country investments in any given month. The country exposures are the by-product of the companies that make up the industry groups purchased in the Fund; they are not purely intentional choices. As a point of interest, however, foreign market allocations that were consistently larger weights throughout the year included Japan, United Kingdom, Hong Kong, Germany, Taiwan, and Brazil. Australia and China also each had a relatively steady presence as heavier weighted allocations. From a performance stance, the most positive contributors at the country level came from investments in the U.S., Brazil, Thailand, Germany, Sweden, and South Africa. With the exception of the U.S. and Germany, each of these allocations was also more value-added to performance than corresponding MSCI ACWI results from investments in these countries. The biggest detractors from performance at the country level included investments in China, Japan, Spain, and Belgium.

The Leuthold Funds - 2012 Annual Report	11

The Leuthold Global Industries Fund became available during an unprecedented period of high correlation and market volatility, which has persisted since the Fund’s inception in May 2010. These dynamics are counterproductive to the objective of finding groups that demonstrate the likelihood of establishing and maintaining leadership for a period of time. Over the last twelve months, however, our model has been showing consistent improvement and it appears the markets may be slowly returning to a more classic environment where identifiable trends and well-defined industry leadership are characteristic to the marketplace.

Leuthold Global Clean Technology Fund
The Leuthold Global Clean Technology Fund has $8.7 million in assets under management. For the fiscal year ended September 30, 2012, the Fund (retail share class) had a total return gain of 21.15% compared to a total return loss of -10.78% in the Ardour Composite Global Alternative Energy Index. The MSCI ACWI (All Country World Index) produced a total return gain of 21.67% during that time.

The Fund’s strong performance for the full year was secured during the first six months, from October 2011 through March 2012, when it produced a total return gain of 28.33%. With the exception of the Alternative Energy sector which had a small 1% loss in the fourth quarter of 2011, all sector returns were otherwise very solid during that six month period, and particularly robust from January through March.

The most noteworthy contributors to the Fund’s gain during the first six months were investments in renewable & non-renewable power producers, energy and water conservation stocks, pollution control businesses, filtration & emissions control companies, energy efficiency, recycled building materials, and clean water subsectors. There was a small exposure to photovoltaics in the fourth quarter of 2011 that was a minor drag, and holdings in battery manufacturers and filtration companies were small detractors from performance during the January through March period. Acknowledging that many of the positions had risen in value very quickly during that six month time frame, in March the portfolio began to be repositioned to reflect a somewhat more defensive approach, in anticipation of a potential pullback in ensuing months.

The April through June period did indeed experience a correction, resulting in a -10.58% total return loss for the Fund. Efforts to become more defensive helped to minimize the extent of the losses, but the inherently smaller market capitalization of the portfolio still hampered results. Specific areas of portfolio weakness during this time came from holdings in energy efficiency, raw and recycled materials, and emission control companies. There was some value added from investments in battery manufacturers, water-related companies, and instrumentation firms.

The Fund gained back 5.57% total return during the last three months of the fiscal year ended September 30, 2012. Benefiting the portfolio were holdings in energy efficiency, biofuel stocks, and process manufacturing companies; while exposure to hydroelectric companies and waste treatment corporations detracted from results during that three month period.

Throughout the year, the Fund was consistently overweight in stocks from the Clean Environment sector (33% average weight). Exposure to the Resource Conservation and Clean Water sectors increased throughout the year, both overweight holdings compared to the universe, at average weights of 22% and 15%, respectively. The Alternative Energy sector was an underweight holding compared to the investable universe; however, while its portfolio exposure was on a downtrend most of the year, on average it composed the second heaviest weight (23%) relative to the Fund’s other exposures, ranging from a high of 30% in October 2011 down to a low of 17% in late June 2012. For the full year, the Clean Water sector was the clear winner, with a gain of 26%; this was followed by the Resource Conservation gain of 10%, and the Clean Environment gain of 9%. The Alternative Energy sector trailed with a loss of -7%.

12	The Leuthold Funds - 2012 Annual Report

The largest non-U.S. exposures within the Fund during the year were: Brazil, Japan, Switzerland, Germany, Canada, and Belgium. Smaller concentrations among foreign countries came from the United Kingdom, France, Spain, Taiwan, Singapore, Netherlands, and Denmark. The U.S.-traded stock exposure during the fiscal year was 63% on average, with foreign country investments averaging about 37% of portfolio assets.

Comparing this year’s gain of 21.15% with last year’s loss of -25.63% demonstrates the inherent volatility of stocks in this industry. Over the short term, performance can be influenced by a range of diverse factors including political, regulatory, commodity prices, population growth, and technological advances or failures, to name a few. This is a multi-decade venture expected to benefit from a cyclical upswing in demand for goods, services, and increasingly scarce resources.

Grizzly Short Fund
This Fund is 100% short individual stocks, with assets under management of about $136 million. For the fiscal year ended September 30, 2012, the Grizzly Short Fund produced a -31.47% total return loss. This compares to the S&P MidCap 400 Index, which had a total return gain of 28.54% (short-selling that index would have produced a loss of around -28%); the S&P 500 had a total return gain of 30.20% for the fiscal year. The Grizzly Short Fund lagged the inverse of each of these benchmarks by a relatively small margin, but it is our objective for the Fund to outperform – in this case by losing less than the inverse of the benchmark’s gain – hence, this Fund was not value-added over the last twelve months when measured against these yardsticks.

The market maintained a surprisingly forceful recovery during the last twelve months, making short-selling a losing enterprise. The S&P MidCap 400 Index produced concrete gains in seven months, and about flat performance in four months, leaving just one really good month to profit from short-selling. In May, the S&P MidCap 400 was down -6.48%, while the Grizzly Short Fund outperformed with a 9.24% gain. As a prelude to May’s gain, the Fund had a small 1% gain in April; with a 0.3% gain in July offering the only other respite from the year’s losses. The remaining nine months of the year the Grizzly Short Fund lost money, with seven of those months experiencing substantial underperformance – lagging the S&P MidCap 400 benchmark by 2% on average.

At the broad sector level, the Grizzly Short Fund’s full year performance was clearly influenced by heavy concentrations in Information Technology, Consumer Discretionary, and Financials. Information Technology was the heaviest sector exposure all year, with an average weight of 23%. The Consumer Discretionary weight declined steadily all year, but at 17% on average it was the second heaviest weight overall. The Financials sector exposure had no clear trend as its weight fluctuated up and down, with an average weight of 13% for the year. These three largest sector weights had the biggest contribution to the Fund’s losses. Industrials, Materials, and Health Care sector exposures were the next most significant contributors to the Fund’s negative return.

From an industry group perspective, the largest detractors from performance were: Communications Equipment, Life Sciences Tools & Services, Construction & Engineering, Building Products, Construction Materials, Health Care Facilities, Alternative Carriers, Cable & Satellite, Semiconductors, Forest Products, Investment Banking & Brokerage, and Internet Retail.

The Leuthold Funds - 2012 Annual Report	13

While none of the Fund’s broad sector exposures had a net positive contribution to return, Consumer Staples, Energy, Utilities, and Telecommunications sector exposure contributed the least to the Fund’s losses, primarily because these were undersized portfolio weights. As far as value-added positions (investments which helped to offset the Fund’s losses), specific industry group investments that contributed the most in this respect were: Thrifts & Mortgage Finance, Systems Software, Restaurants, Consumer Electronics, Electronic Components, Coal & Consumable Fuels, Internet Software & Services, IT Consulting & Services, and Integrated Oil & Gas.

The Grizzly Short Fund has extremely high turnover, and sector concentrations and industry group exposure have the potential to fluctuate considerably throughout the year. This is a highly disciplined methodology, however. As opposed to a market capitalization weighted index, the Fund is not predisposed to the risk of performance being heavily influenced from a handful of stocks with an oversized percentage of assets, because the Grizzly Short Fund positions are similarly weighted across the portfolio. There are policies in place that trigger specific short-covering action, such as capturing gains and stop-loss tactics. Additionally, there are limitations on how much of the portfolio can be concentrated within a particular sector or sub-industry group therein.

In a decisively rising market environment such as the last twelve months, investors should expect the Grizzly Short Fund to produce net losses. During those periods, the Fund will aim to add value by losing less than an index short, as there will be vulnerable areas of the stock market regardless of the underlying trend. With the recent year’s unusually high level of cross-asset correlations, the low quality stocks have moved in tandem with the high quality stocks, making our short-selling strategy difficult to outperform versus the benchmark indexes.

Investors who are not experienced in short-selling and adjusting market risk should consider the Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, or Leuthold Global Fund. These three Funds have the flexibility built into their disciplines to overlay our short-selling strategies and hedge against market declines when the stock market is viewed as overvalued and vulnerable to a downside correction.

IN CLOSING

Last year in this shareholder letter we wrote that we believed the market rally being experienced at that time was likely an interim rally in a new cyclical bear market. We could not have been more wrong! Rather, the S&P 500 proceeded to amass a gain of over 30% during the subsequent twelve months. As noted earlier, with another year under its belt, the bull market is now over 43 months old, having lasted longer than the average cyclical bull market, based on data back to 1932, and gaining nearly 30% more than the median bull market gain (as of September 2012). Our current U.S. market analysis is only mildly bullish and it is inevitable the market will transition either into a clear downtrend at some point or maintain in a trading range; such is the nature of the stock market. It is our opinion this is very likely to occur during 2013.

When the markets do move into correction mode or a trading zone, be it 2013 or later, there will still be opportunities to add value within the Leuthold Fund strategies. In times of market declines, our asset allocation funds have the flexibility to reduce and/or hedge equity exposure, minimizing the risk of losses compared to a fully invested benchmark. There will typically still be areas of stock leadership and themes to profit from during market weakness, and this is where our long stock strategies aim to create an advantage – by identifying values, and avoiding areas with higher vulnerabilities. Clearly, our 100% short-selling strategy should be the biggest beneficiary of a market decline, but its objective is to add value over an index short. This actively managed short-selling methodology aims to achieve that edge over an index short through its strict set of disciplines which allow for a higher level of scrutiny and selectivity in identifying stocks which appear most susceptible to decline.

14	The Leuthold Funds - 2012 Annual Report

Regardless of market direction, our quantitative processes continually monitor an extensive range of market data, and the attractiveness of investments are reassessed and adjusted as these measures dictate. We believe all of our strategies have the potential to add value in any market environment.

Our firm is majority employee-owned and independent. We believe that the high level of employee-directed investments in Leuthold Funds exemplifies the dedication to the firm’s success and the motivation to produce steady, market-beating performance over the long term. Every member of the Leuthold team recognizes the importance of our shareholders; we work hard every day to meet or exceed client expectations. The interests of shareholders are at the top of our list.

We welcome you to contact us if you have any questions. Thank you for your support.

Sincerely,

Doug Ramsey, CFA, CMT
CIO & Co-Portfolio Manager

Matt Paschke, CFA	Chun Wang, CFA, PRM	Eric Weigel
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

Greg Swenson, CFA	David Kurzman
Co-Portfolio Manager	Co-Portfolio Manager

The Leuthold Funds - 2012 Annual Report	15

The Leuthold Funds

Expense Example – September 30, 2012 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (April 1, 2012 – September 30, 2012).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Funds charge no sales load (the Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, Leuthold Global Fund, and Leuthold Global Industries Fund charge a 2% redemption fee for redemptions made within five business days after a purchase and the Leuthold Global Clean Technology Fund charges a 2% redemption fee for redemptions made within 30 days after a purchase), you will be assessed fees for outgoing wire transfers, returned checks, or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. To the extent that the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary by fund. These expenses are not included in the following example. The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees. However, the following example does not include portfolio trading commissions and related expenses, and extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	The Leuthold Funds - 2012 Annual Report

The Leuthold Funds
Expense Example Tables (Unaudited)

Leuthold Core Investment Fund - Retail Class

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period* April 1, 2012 - September 30, 2012
Actual**	$1,000.00	$1,002.70	$5.86
Hypothetical (5% return before expenses)***	1,000.00	1,019.15	5.91

    * Expenses are equal to the Fund’s annualized expense ratio of 1.17%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
  ** Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $5.76 and the Fund’s annualized expense ratio would be 1.15%.
*** Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $5.81 and the Fund’s annualized expense ratio would be 1.15%.

Leuthold Core Investment Fund - Institutional Class

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period* April 1, 2012 - September 30, 2012
Actual**	$1,000.00	$1,003.20	$5.36
Hypothetical (5% return before expenses)***	1,000.00	1,019.65	5.40

    * Expenses are equal to the Fund’s annualized expense ratio of 1.07%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
  ** Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $5.21 and the Fund’s annualized expense ratio would be 1.04%.
*** Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $5.25 and the Fund’s annualized expense ratio would be 1.04%.

Leuthold Asset Allocation Fund - Retail Class

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period* April 1, 2012 - September 30, 2012
Actual**	$1,000.00	$994.70	$6.93
Hypothetical (5% return before expenses)***	1,000.00	1,018.05	7.01

    * Expenses are equal to the Fund’s annualized expense ratio of 1.39%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
  ** Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $6.78 and the Fund’s annualized expense ratio would be 1.36%.
*** Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $6.86 and the Fund’s annualized expense ratio would be 1.36%.

Leuthold Asset Allocation Fund - Institutional Class

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period* April 1, 2012 - September 30, 2012
Actual**	$1,000.00	$995.10	$5.79
Hypothetical (5% return before expenses)***	1,000.00	1,019.20	5.86

    * Expenses are equal to the Fund’s annualized expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
  ** Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $5.69 and the Fund’s annualized expense ratio would be 1.14%.
*** Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $5.75 and the Fund’s annualized expense ratio would be 1.14%.

The Leuthold Funds - 2012 Annual Report	17

The Leuthold Funds
Expense Example Tables (Unaudited)

Leuthold Global Fund - Retail Class

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period* April 1, 2012 - September 30, 2012
Actual**	$1,000.00	$994.20	$7.58
Hypothetical (5% return before expenses)***	1,000.00	1,017.40	7.67

    * Expenses are equal to the Fund’s annualized expense ratio of 1.52%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
  ** Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $7.53 and the Fund’s annualized expense ratio would be 1.51%.
*** Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $7.62 and the Fund’s annualized expense ratio would be 1.51%.

Leuthold Global Fund - Institutional Class

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period* April 1, 2012 - September 30, 2012
Actual**	$1,000.00	$995.00	$6.48
Hypothetical (5% return before expenses)***	1,000.00	1,018.50	6.56

    * Expenses are equal to the Fund’s annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
  ** Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $6.48 and the Fund’s annualized expense ratio would be 1.30%.
*** Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $6.56 and the Fund’s annualized expense ratio would be 1.30%.

Leuthold Select Industries Fund

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period* April 1, 2012 - September 30, 2012
Actual	$1,000.00	$997.60	$7.99
Hypothetical (5% return before expenses)	1,000.00	1,017.00	8.07

    * Expenses are equal to the Fund’s annualized expense ratio of 1.60%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

Leuthold Global Industries Fund - Retail Class

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period* April 1, 2012 - September 30, 2012
Actual	$1,000.00	$979.50	$9.85
Hypothetical (5% return before expenses)	1,000.00	1,015.05	10.02

    * Expenses are equal to the Fund’s annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

18	The Leuthold Funds - 2012 Annual Report

The Leuthold Funds
Expense Example Tables (Unaudited)

Leuthold Global Industries Fund - Institutional Class

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period* April 1, 2012 - September 30, 2012
Actual	$1,000.00	$982.10	$8.47
Hypothetical (5% return before expenses)	1,000.00	1,016.45	8.62

    * Expenses are equal to the Fund’s annualized expense ratio of 1.71%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

Leuthold Global Clean Technology Fund - Retail Class

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period* April 1, 2012 - September 30, 2012
Actual	$1,000.00	$944.00	$9.38
Hypothetical (5% return before expenses)	1,000.00	1,015.35	9.72

    * Expenses are equal to the Fund’s annualized expense ratio of 1.93%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

Leuthold Global Clean Technology Fund - Institutional Class

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period* April 1, 2012 - September 30, 2012
Actual	$1,000.00	$944.40	$8.22
Hypothetical (5% return before expenses)	1,000.00	1,016.55	8.52

    * Expenses are equal to the Fund’s annualized expense ratio of 1.69%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

Grizzly Short Fund

	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period* April 1, 2012 - September 30, 2012
Actual**	$1,000.00	$946.90	$15.28
Hypothetical (5% return before expenses)***	1,000.00	1,009.30	15.77

    * Expenses are equal to the Fund’s annualized expense ratio of 3.14%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
  ** Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $7.50 and the Fund’s annualized expense ratio would be 1.54%.
*** Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $7.74 and the Fund’s annualized expense ratio would be 1.54%.

The Leuthold Funds - 2012 Annual Report	19

The Leuthold Funds
(Unaudited)

Leuthold Core Investment Fund
Allocation of Portfolio Holdings
September 30, 2012*

Leuthold Asset Allocation Fund
Allocation of Portfolio Holdings
September 30, 2012*

*Excludes short-term investments

20	The Leuthold Funds - 2012 Annual Report

The Leuthold Funds
(Unaudited)

Leuthold Global Fund
Allocation of Portfolio Holdings
September 30, 2012*

Leuthold Select Industries Fund
Allocation of Portfolio Holdings
September 30, 2012*

*Excludes short-term investments

The Leuthold Funds - 2012 Annual Report	21

The Leuthold Funds
(Unaudited)

Leuthold Global Industries Fund
Allocation of Portfolio Holdings
September 30, 2012*

Leuthold Global Clean Technology Fund
Allocation of Portfolio Holdings
September 30, 2012*

*Excludes short-term investments

22	The Leuthold Funds - 2012 Annual Report

The Leuthold Funds
(Unaudited)

Grizzly Short Fund
Allocation of Portfolio Holdings
September 30, 2012*

*Excludes short-term investments

The Leuthold Funds - 2012 Annual Report	23

The Leuthold Funds

Leuthold Core Investment Fund (Unaudited)
Components of Portfolio Holdings*	Fair Value
U.S. Traded Equity Securities	$484,829,767
Aggregate Bond Funds	67,477,763
Corporate Bonds	65,830,749
Precious Metals	43,019,237
Non-U.S. Traded Equity Securities	27,429,932
Emerging Country Funds	22,584,519
U.S. Traded Equity Securities - Short	19,627,038
Mortgage Backed Bond Funds	15,174,113
High Yield Bond Funds	11,806,115
Foreign Government Bond Funds	6,368,148
Corporate Bond Funds	1,053,798
Total:	$765,201,179

Leuthold Asset Allocation Fund (Unaudited)
Components of Portfolio Holdings*	Fair Value
U.S. Traded Equity Securities	$387,126,194
Corporate Bonds	54,104,986
Aggregate Bond Funds	53,986,204
Precious Metals	34,254,042
Non-U.S. Traded Equity Securities	21,883,061
Emerging Country Funds	18,001,294
U.S. Traded Equity Securities - Short	15,744,312
Mortgage Backed Bond Funds	12,102,132
High Yield Bond Funds	9,375,830
Foreign Government Bond Funds	5,062,857
Total:	$611,640,912

Leuthold Global Fund (Unaudited)
Components of Portfolio Holdings*	Fair Value
U.S. Traded Equity Securities	$152,235,117
Non-U.S. Traded Equity Securities	94,031,854
Corporate Bonds	28,087,646
Precious Metals	18,785,720
Foreign Government Bonds/Notes	18,014,662
U.S. Treasury Obligations	15,406,791
Mortgage Backed Bond Funds	11,834,909
Foreign Equity Funds - Short	9,497,176
Emerging Country Funds	7,961,427
High Yield Bond Funds	6,902,242
Corporate Bond Funds	6,101,278
Foreign Government Funds	3,055,649
Total:	$371,914,471

Leuthold Select Industries Fund (Unaudited)
Components of Portfolio Holdings*	Fair Value
Financials	$3,280,350
Health Care	2,245,352
Industrials	1,996,371
Information Technology	1,981,390
Consumer Discretionary	1,785,496
Materials	966,444
Energy	825,740
Consumer Staples	407,772
Total:	$13,488,915

Leuthold Global Industries Fund (Unaudited)
Components of Portfolio Holdings*	Fair Value
Financials	$2,592,621
Industrials	1,135,359
Telecommunication Services	1,023,425
Consumer Discretionary	857,294
Health Care	843,988
Materials	606,840
Energy	461,355
Information Technology	211,331
Utilities	85,288
Total:	$7,817,501

Leuthold Global Clean Technology Fund (Unaudited)
Components of Portfolio Holdings*	Fair Value
Industrials	$3,669,815
Information Technology	1,981,925
Materials	945,214
Consumer Discretionary	795,043
Utilities	530,400
Consumer Staples	427,094
Total:	$8,349,491

*Excludes short-term investments

24	The Leuthold Funds - 2012 Annual Report

The Leuthold Funds

Grizzly Short Fund (Unaudited)
Components of Portfolio Holdings*	Fair Value
Information Technology	$31,109,886
Financials	26,682,263
Consumer Discretionary	19,167,112
Energy	11,759,755
Utilities	9,231,803
Industrials	9,181,481
Materials	9,004,846
Health Care	4,778,536
Consumer Staples	4,468,868
Telecommunication Services	4,221,152
Total:	$129,605,702

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

*Excludes short-term investments

The Leuthold Funds - 2012 Annual Report	25

Leuthold Core Investment Fund - Retail Class
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2012

	1 Year	3 Year	5 Year	10 Year
Leuthold Core Investment Fund - Retail Class	11.34%	3.26%	0.45%	9.70%
Lipper Flexible Fund Index	18.63%	9.00%	2.36%	7.74%
S&P 500 Index	30.20%	13.20%	1.05%	8.01%

A $10,000 Investment in the Leuthold Core Investment Fund – Retail Class

The Lipper Flexible Fund Index is composed of funds that allocate investments across various asset classes with a focus on total return, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 9/30/02. Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

26	The Leuthold Funds - 2012 Annual Report

Leuthold Core Investment Fund - Institutional Class
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2012

	1 Year	3 Year	5 Year	Since Inception
Leuthold Core Investment Fund - Institutional Class	11.40%	3.36%	0.55%	3.80%
Lipper Flexible Fund Index	18.63%	9.00%	2.36%	4.58%
S&P 500 Index	30.20%	13.20%	1.05%	3.98%

A $1,000,000 Investment in the Leuthold Core Investment Fund – Institutional Class

The Lipper Flexible Fund Index is composed of funds that allocate investments across various asset classes with a focus on total return, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made on 1/31/06 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2012 Annual Report	27

Leuthold Asset Allocation Fund - Retail Class
(Unaudited)

Average Annual Rate of Return For Periods Ended
 September 30, 2012

	1 Year	3 Year	5 Year	Since Inception
Leuthold Asset Allocation Fund - Retail Class	11.73%	6.40%	0.36%	2.68%
Lipper Flexible Fund Index	18.63%	9.00%	2.36%	4.96%
S&P 500 Index	30.20%	13.20%	1.05%	4.35%

A $10,000 Investment in the Leuthold Asset Allocation Fund – Retail Class

The Lipper Flexible Fund Index is composed of funds that allocate investments across various asset classes with a focus on total return, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 5/24/06 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

28	The Leuthold Funds - 2012 Annual Report

Leuthold Asset Allocation Fund - Institutional Class
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2012

	1 Year	3 Year	5 Year	Since Inception
Leuthold Asset Allocation Fund - Institutional Class	11.96%	6.66%	0.58%	2.21%
Lipper Flexible Fund Index	18.63%	9.00%	2.36%	3.56%
S&P 500 Index	30.20%	13.20%	1.05%	2.23%

A $1,000,000 Investment in the Leuthold Asset Allocation Fund – Institutional Class

The Lipper Flexible Fund Index is composed of funds that allocate investments across various asset classes with a focus on total return, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made on 1/31/07 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2012 Annual Report	29

Leuthold Global Fund - Retail Class
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2012

	1 Year	3 Year	5 Year	Since Inception
Leuthold Global Fund - Retail Class	10.14%	6.89%	n/a	3.06%
Lipper Global Flexible Portfolio Funds Index	14.40%	6.60%	(0.17%)	1.66%
MSCI ACWI	21.67%	7.78%	(1.54%)	1.36%
S&P 500 Index	30.20%	13.20%	1.05%	5.04%

A $10,000 Investment in the Leuthold Global Fund - Retail Class

The Lipper Global Flexible Portfolio Funds Index is an equally weighted representation of the largest funds in the Lipper Global Flexible Portfolio Funds category. These funds allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return.

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of May 30, 2011, the MSCI ACWI consisted of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 7/1/08 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

30	The Leuthold Funds - 2012 Annual Report

Leuthold Global Fund - Institutional Class
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2012

	1 Year	3 Year	5 Year	Since Inception
Leuthold Global Fund - Institutional Class	10.34%	7.07%	n/a	2.90%
Lipper Global Flexible Portfolio Funds Index	14.40%	6.60%	(0.17%)	0.47%
MSCI ACWI	21.67%	7.78%	(1.54%)	(0.43%)
S&P 500 Index	30.20%	13.20%	1.05%	3.17%

A $1,000,000 Investment in the Leuthold Global Fund - Institutional Class

The Lipper Global Flexible Portfolio Funds Index is an equally weighted representation of the largest funds in the Lipper Global Flexible Portfolio Funds category. These funds allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return.

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of May 30, 2011, the MSCI ACWI consisted of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made on 4/30/08 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2012 Annual Report	31

Leuthold Select Industries Fund
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2012

	1 Year	3 Year	5 Year	10 Year
Leuthold Select Industries Fund	23.34%	1.31%	(3.68%)	9.65%
Russell 2000 Index	31.91%	12.99%	2.21%	10.17%
S&P 500 Index	30.20%	13.20%	1.05%	8.01%

A $10,000 Investment in the Leuthold Select Industries Fund

The Russell 2000 Index is comprised of approximately 2000 of the smallest companies in the Russell 3000 Index, representing approximately 10% of the Russell 3000 total market capitalization.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 9/30/02. Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

32	The Leuthold Funds - 2012 Annual Report

Leuthold Global Industries Fund - Retail Class
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2012

	1 Year	3 Year	5 Year	Since Inception
Leuthold Global Industries Fund - Retail Class	17.33%	n/a	n/a	6.44%
MSCI ACWI	21.67%	7.78%	(1.54%)	9.46%
S&P 500 Index	30.20%	13.20%	1.05%	12.85%

A $10,000 Investment in the Leuthold Global Industries Fund - Retail Class

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of May 30, 2011, the MSCI ACWI consisted of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 5/17/10 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2012 Annual Report	33

Leuthold Global Industries Fund - Institutional Class
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2012

	1 Year	3 Year	5 Year	Since Inception
Leuthold Global Industries Fund - Institutional Class	17.84%	n/a	n/a	6.80%
MSCI ACWI	21.67%	7.78%	(1.54%)	9.46%
S&P 500 Index	30.20%	13.20%	1.05%	12.85%

A $1,000,000 Investment in the Leuthold Global Industries Fund - Institutional Class

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of May 30, 2011, the MSCI ACWI consisted of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made on 5/17/10 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

34	The Leuthold Funds - 2012 Annual Report

Leuthold Global Clean Technology Fund - Retail Class
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2012

	1 Year	3 Year	5 Year	Since Inception
Leuthold Global Clean Technology Fund - Retail Class	21.15%	(6.95%)	n/a	(2.31%)
Ardour Composite Global Alternative Energy Index	(10.78%)	(23.37%)	(23.66%)	(20.35%)
S&P 500 Index	30.20%	13.20%	1.05%	16.19%

A $10,000 Investment in the Leuthold Global Clean Technology Fund - Retail Class

The Ardour Composite Global Alternative Energy Index is a capitalization weighted, float adjusted equity index designed to serve as an equity benchmark for globally traded stocks which are principally engaged in the field of alternative energy technologies, including renewable energy, alternative fuels, and related enabling technologies. The index is published by S-Network Global Indexes, LLC.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 7/22/09 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

(1) Not annualized

The Leuthold Funds - 2012 Annual Report	35

Leuthold Global Clean Technology Fund - Institutional Class
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2012

	1 Year	3 Year	5 Year	Since Inception
Leuthold Global Clean Technology Fund - Institutional Class	21.30%	(6.75%)	n/a	(2.12%)
Ardour Composite Global Alternative Energy Index	(10.78%)	(23.37%)	(23.66%)	(20.35%)
S&P 500 Index	30.20%	13.20%	1.05%	16.19%

The Ardour Composite Global Alternative Energy Index is a capitalization weighted, float adjusted equity index designed to serve as an equity benchmark for globally traded stocks which are principally engaged in the field of alternative energy technologies, including renewable energy, alternative fuels, and related enabling technologies. The index is published by S-Network Global Indexes, LLC.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $1,000,000 made on 7/22/09 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

36	The Leuthold Funds - 2012 Annual Report

Grizzly Short Fund
(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2012

	1 Year	3 Year	5 Year	10 Year
Grizzly Short Fund	(31.47%)	(16.50%)	(9.64%)	(12.46%)
S&P MidCap 400 Index	28.54%	14.33%	3.83%	10.77%
S&P 500 Index	30.20%	13.20%	1.05%	8.01%

A $10,000 Investment in the Grizzly Short Fund

The S&P MidCap 400 Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. The index was developed with a base level of 100 as of December 31, 1990.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

This chart assumes an initial gross investment of $10,000 made on 9/30/02. Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2012 Annual Report	37

The Leuthold Funds
Statements of Assets and Liabilities
September 30, 2012

	Leuthold Core Investment Fund (Consolidated)	Leuthold Asset Allocation Fund (Consolidated)	Leuthold Global Fund (Consolidated)	Leuthold Select Industries Fund
ASSETS:
Investments, at cost	$676,405,902	$531,407,395	$343,750,526	$12,022,152

Investments, at fair value	$757,444,111	$600,775,503	$375,684,629	$13,511,668
Cash	30,019	87,275	3,905,357	416
Receivable for Fund shares sold	307,855	126,406	1,823,300	—
Receivable for investments sold	19,293,640	11,773,069	6,621,884	185,268
Collateral at broker for securities sold short	39,796,251	31,581,510	18,697,219	—
Interest receivable	953,686	784,742	633,310	1
Dividends receivable	782,449	585,441	449,917	18,471
Other assets	22,870	22,492	10,875	10,802
Total Assets	818,630,881	645,736,438	407,826,491	13,726,626

LIABILITIES:

Securities sold short, at fair value (proceeds $19,310,588, $15,490,463, $9,738,455, and $0, respectively)	19,627,038	15,744,312	9,497,176	—
Interest payable on securities sold short	14,139	11,373	1,609	—
Payable for investments purchased	5,356,094	252,484	10,339,542	147,377
Payable for Fund shares redeemed	1,029,561	1,316,820	392,720	61,424
Payable to Adviser	598,764	476,026	353,146	13,168
Payable to Custodian	77,284	87,945	60,599	9,747
Dividends payable on securities sold short	—	—	—	—
Distribution (Rule 12b-1) fees payable	—	375,325	76,753	402
Shareholder servicing fees payable	141,150	—	—	2,729
Accrued expenses and other liablities	454,739	588,565	263,287	33,352
Total Liabilities	27,298,769	18,852,850	20,984,832	268,199
NET ASSETS	$791,332,112	$626,883,588	$386,841,659	$13,458,427

38	The Leuthold Funds - 2012 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds
Statements of Assets and Liabilities (continued)
September 30, 2012

	Leuthold Core Investment Fund (Consolidated)		Leuthold Asset Allocation Fund (Consolidated)		Leuthold Global Fund (Consolidated)		Leuthold Select Industries Fund
NET ASSETS CONSIST OF:
Capital stock	$712,938,619		$899,047,683		$356,837,477		$16,982,904
Accumulated net investment income (loss)	5,683,952		8,246,872		833,163		7,803
Accumulated net realized gain (loss) on investments	(8,012,293)		(349,525,582)		(3,004,346)		(5,021,783)
Net unrealized appreciation (depreciation) on investments and short positions	80,721,834		69,114,615		32,175,365		1,489,503
Total Net Assets	$791,332,112		$626,883,588		$386,841,659		$13,458,427

Retail Class Shares
Net assets	$527,760,001		$359,697,107		$120,450,807		$13,458,427
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	31,455,318		34,251,681		11,757,480		1,014,868
Net Asset Value, Redemption Price and Offering Price Per Share	$16.78	*	$10.50	*	$10.24	*	$13.26

Institutional Class Shares
Net assets	$263,572,111		$267,186,481		$266,390,852		n/a
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	15,716,635		25,346,679		25,939,066		n/a
Net Asset Value, Redemption Price and Offering Price Per Share	$16.77	*	$10.54	*	$10.27	*	n/a

* Redemption price may differ from NAV if redemption fee is applied.

See Notes to the Financial Statements.	The Leuthold Funds - 2012 Annual Report	39

The Leuthold Funds
Statements of Assets and Liabilities (continued)
September 30, 2012

	Leuthold Global Industries Fund	Leuthold Global Clean Technology Fund	Grizzly Short Fund
ASSETS:
Investments, at cost	$7,273,853	$7,747,849	$5,461,654

Investments, at fair value	$7,946,919	$8,591,246	$5,461,654
Cash	140,097	277	—
Receivable for Fund shares sold	—	—	257,446
Receivable for investments sold	233,563	93,504	4,191,001
Collateral at broker for securities sold short	—	—	256,486,352
Interest receivable	1	2	64
Dividends receivable	19,838	17,270	—
Other assets	13,160	14,532	21,749
Total Assets	8,353,578	8,716,831	266,418,266

LIABILITIES:
Securities sold short, at fair value (proceeds $0, $0, and $128,740,486, respectively)	—	—	129,605,702
Interest payable on securities sold short	—	—	37,990
Payable for investments purchased	357,696	—	—
Payable for Fund shares redeemed	—	1,450	24,879
Payable to Adviser	3,433	1,839	159,026
Payable to Custodian	16,740	9,308	390
Dividends payable on securities sold short	—	—	100,467
Distribution (Rule 12b-1) fees payable	3,210	8,137	—
Shareholder servicing fees payable	—	—	47,759
Accrued expenses and other liablities	37,887	31,511	156,044
Total Liabilities	418,966	52,245	130,132,257
NET ASSETS	$7,934,612	$8,664,586	$136,286,009

40	The Leuthold Funds - 2012 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds
Statements of Assets and Liabilities (continued)
September 30, 2012

	Leuthold Global Industries Fund		Leuthold Global Clean Technology Fund		Grizzly Short Fund
NET ASSETS CONSIST OF:
Capital stock	$9,492,297		$13,587,346		$263,791,629
Accumulated net investment income (loss)	(17,087)		(53,816)		(3,874,894)
Accumulated net realized gain (loss) on investments	(2,212,663)		(5,712,260)		(122,765,493)
Net unrealized appreciation (depreciation) on investments and short positions	672,065		843,316		(865,233)
Total Net Assets	$7,934,612		$8,664,586		$136,286,009

Retail Class Shares
Net assets	$3,782,099		$7,477,204		$136,286,009
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	330,624		805,923		12,323,800
Net Asset Value, Redemption Price and Offering Price Per Share	$11.44	*	$9.28	*	$11.06

Institutional Class Shares
Net assets	$4,152,513		$1,187,382		n/a
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	361,678		127,127		n/a
Net Asset Value, Redemption Price and Offering Price Per Share	$11.48	*	$9.34	*	n/a

* Redemption price may differ from NAV if redemption fee is applied.

See Notes to the Financial Statements.	The Leuthold Funds - 2012 Annual Report	41

The Leuthold Funds
Statements of Operations
For the Year Ended September 30, 2012

	Leuthold Core Investment Fund (Consolidated)	Leuthold Asset Allocation Fund (Consolidated)	Leuthold Global Fund (Consolidated)	Leuthold Select Industries Fund
INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $326,214, $371, 238, $348,123, and $4,444, respectively)	$15,741,342	$16,695,255	$8,045,857	$276,726
Interest income	1,958,173	1,807,774	1,040,758	12
Total investment income	17,699,515	18,503,029	9,086,615	276,738

EXPENSES:
Investment advisory fees (Note 3)	8,624,402	7,546,509	4,707,124	152,051
Administration fees	349,604	306,520	156,834	5,107
Transfer agent fees	256,037	799,954	304,218	7,952
Legal fees	26,210	24,967	13,038	347
Audit and tax fees	57,799	56,082	30,725	22,120
Fund accounting fees	105,165	94,788	60,973	6,125
Custody fees	173,453	185,660	135,934	23,351
Shareholder servicing fees-Retail Class	658,387	—	—	11,306
Registration fees	53,036	80,464	63,867	26,027
Report to shareholders	150,228	184,051	70,685	3,865
Directors’ fees	66,354	59,451	29,158	1,075
Distribution (Rule 12b-1) fees-Retail Class (Note 4)	—	1,089,575	290,886	—
Other	41,743	39,527	17,022	906
Total expenses before dividends and interest on short positions	10,562,418	10,467,548	5,880,464	260,232
Dividends and interest on short positions	759,589	702,639	249,787	—
(Reimbursement) or recovery from Adviser (Note 3)	—	—	—	(16,951)
Total expenses	11,322,007	11,170,187	6,130,251	243,281
NET INVESTMENT INCOME (LOSS)	$6,377,508	$7,332,842	$2,956,364	$33,457

42	The Leuthold Funds - 2012 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds
Statements of Operations (continued)
For the Year Ended September 30, 2012

	Leuthold Core Investment Fund (Consolidated)	Leuthold Asset Allocation Fund (Consolidated)	Leuthold Global Fund (Consolidated)	Leuthold Select Industries Fund
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, INVESTMENT COMPANIES, SHORT POSITIONS, FOREIGN CURRENCY, AND FOREIGN CURRENCY TRANSLATION:

Net realized gain (loss) on:
Investments	$34,856,901	$81,870,239	$2,351,222	$118,039
Investment companies	(2,394,164)	(1,633,882)	442,191	—
Realized gain distributions received from investment companies	153,373	134,723	6,831	—
Short positions	(9,152,089)	(8,530,405)	1,330,765	—
Foreign currency and foreign currency translation	3,560,362	4,573,415	(113,573)	6
Net unrealized appreciation (depreciation) during the period on:
Investments	86,068,096	29,970,155	42,488,501	3,208,329
Investment companies	2,679,334	2,109,727	1,250,650	—
Short positions	(21,039,281)	(20,409,545)	(9,552,118)	—
Foreign currency and foreign currency translation	119,901	118,233	34,272	(4)
Net realized and unrealized gain (loss) on investments, investment companies, short positions, foreign currency, and foreign currency translation	94,852,433	88,202,660	38,238,741	3,326,370
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$101,229,941	$95,535,502	$41,195,105	$3,359,827

See Notes to the Financial Statements.	The Leuthold Funds - 2012 Annual Report	43

The Leuthold Funds
Statements of Operations (continued)
For the Year Ended September 30, 2012

	Leuthold Global Industries Fund	Leuthold Global Clean Technology Fund	Grizzly Short Fund
INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $11,967, $7,299, and $0, respectively)	$230,578	$146,584	$—
Interest income	11	55	1,569
Total investment income	230,589	146,639	1,569

EXPENSES:
Investment advisory fees (Note 3)	111,299	116,247	2,485,442
Administration fees	3,396	4,104	76,127
Transfer agent fees	11,348	13,955	104,364
Legal fees	303	135	4,809
Audit and tax fees	18,879	19,516	32,270
Fund accounting fees	13,675	3,463	22,314
Custody fees	53,465	18,954	903
Shareholder servicing fees-Retail Class	—	—	190,859
Registration fees	35,997	28,854	52,120
Report to shareholders	2,190	3,880	35,286
Directors’ fees	876	857	13,393
Distribution (Rule 12b-1) fees-Retail Class (Note 4)	11,478	18,996	—
Other	1,733	1,592	9,670
Total expenses before dividends and interest on short positions	264,639	230,553	3,027,557
Dividends and interest on short positions	—	—	3,118,134
(Reimbursement) or recovery from Adviser (Note 3)	(58,737)	(15,497)	—
Total expenses	205,902	215,056	6,145,691
NET INVESTMENT INCOME (LOSS)	$24,687	$(68,417)	$(6,144,122)

44	The Leuthold Funds - 2012 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds
Statements of Operations (continued)
For the Year Ended September 30, 2012

	Leuthold Global Industries Fund	Leuthold Global Clean Technology Fund	Grizzly Short Fund
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, INVESTMENT COMPANIES, SHORT POSITIONS, FOREIGN CURRENCY, AND FOREIGN CURRENCY TRANSLATION:

Net realized gain (loss) on:
Investments	$(1,171,382)	$(2,498,491)	$—
Investment companies	—	—	—
Realized gain distributions received from investment companies	—	—	—
Short positions	—	—	(50,048,056)
Foreign currency and foreign currency translation	(6,890)	(2,637)	373
Net unrealized appreciation (depreciation) during the period on:
Investments	3,335,380	4,867,072	—
Investment companies	—	—	—
Short positions	—	—	(31,836,852)
Foreign currency and foreign currency translation	833	201	(17)
Net realized and unrealized gain (loss) on investments, short positions, foreign currency, and foreign currency translation	2,157,941	2,366,145	(81,884,552)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,182,628	$2,297,728	$(88,028,674)

See Notes to the Financial Statements.	The Leuthold Funds - 2012 Annual Report	45

Leuthold Core Investment Fund
Statements of Changes in Net Assets (Consolidated)

	Year Ended September 30, 2012	Year Ended September 30, 2011
OPERATIONS:
Net investment income	$6,377,508	$7,107,931
Net realized gain on investments, investment companies, short positions, foreign currency, and foreign currency translation	27,024,383	128,158,677
Net unrealized appreciation (depreciation) on investments, investment companies, short positions, foreign currency, and foreign currency translation	67,828,050	(142,216,650)
Net increase (decrease) in net assets from operations	101,229,941	(6,950,042)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	(17,620,148)	(3,081,175)
From net investment income - Institutional Class	(10,266,042)	(2,050,771)
From net realized gains - Retail Class	—	—
From net realized gains - Institutional Class	—	—
Total distributions	(27,886,190)	(5,131,946)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	70,403,726	91,440,164
Proceeds from shares sold - Institutional Class	55,408,295	53,074,051
Proceeds from shares issued to holders in reinvestment of dividends - Retail Class	16,330,521	2,906,808
Proceeds from shares issued to holders in reinvestment of dividends - Institutional Class	9,619,985	1,918,404
Cost of shares redeemed - Retail Class*	(267,568,264)	(283,073,874)
Cost of shares redeemed - Institutional Class**	(174,656,467)	(156,096,354)
Net decrease in net assets from capital share transactions	(290,462,204)	(289,830,801)

TOTAL DECREASE IN NET ASSETS:	(217,118,453)	(301,912,789)
NET ASSETS
Beginning of year	1,008,450,565	1,310,363,354
End of year (including accumulated net investment income of $5,683,952 and $16,992,082, respectively)	$791,332,112	$1,008,450,565

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	4,337,297	5,338,404
Shares sold - Institutional Class	3,445,401	3,146,529
Shares issued to holders in reinvestment of dividends - Retail Class	1,022,237	171,204
Shares issued to holders in reinvestment of dividends - Institutional Class	601,871	113,197
Shares redeemed - Retail Class	(16,535,899)	(16,595,763)
Shares redeemed - Institutional Class	(10,754,291)	(9,101,904)
Net decrease in shares outstanding	(17,883,384)	(16,928,333)

* Net of redemption fees of (Retail Class):	$96	$1,366
** Net of redemption fees of (Institutional Class):	$139	$28,224

46	The Leuthold Funds - 2012 Annual Report	See Notes to the Financial Statements.

Leuthold Asset Allocation Fund
Statements of Changes in Net Assets (Consolidated)

	Year Ended September 30, 2012	Year Ended September 30, 2011
OPERATIONS:
Net investment income	$7,332,842	$9,446,235
Net realized gain on investments, investment companies, short positions, foreign currency, and foreign currency translation	76,414,090	117,546,413
Net unrealized appreciation (depreciation) on investments, investment companies, short positions, foreign currency, and foreign currency translation	11,788,570	(125,111,112)
Net increase in net assets from operations	95,535,502	1,881,536

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	(17,167,035)	(4,321,330)
From net investment income - Institutional Class	(12,272,080)	(3,180,752)
From net realized gains - Retail Class	—	—
From net realized gains - Institutional Class	—	—
Total distributions	(29,439,115)	(7,502,082)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	52,411,631	165,626,458
Proceeds from shares sold - Institutional Class	48,368,810	129,757,090
Proceeds from shares issued to holders in reinvestment of dividends - Retail Class	15,107,383	3,892,104
Proceeds from shares issued to holders in reinvestment of dividends - Institutional Class	11,515,740	2,990,024
Cost of shares redeemed - Retail Class*	(354,441,167)	(407,864,634)
Cost of shares redeemed - Institutional Class**	(205,267,079)	(132,510,447)
Net decrease in net assets from capital share transactions	(432,304,682)	(238,109,405)

TOTAL DECREASE IN NET ASSETS:	(366,208,295)	(243,729,951)
NET ASSETS
Beginning of year	993,091,883	1,236,821,834
End of year (including accumulated net investment income of $8,246,872 and $15,526,681, respectively)	$626,883,588	$993,091,883

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	5,112,849	15,651,134
Shares sold - Institutional Class	4,731,096	12,144,533
Shares issued to holders in reinvestment of dividends - Retail Class	1,492,344	374,930
Shares issued to holders in reinvestment of dividends - Institutional Class	1,130,495	287,495
Shares redeemed - Retail Class	(34,791,335)	(38,689,099)
Shares redeemed - Institutional Class	(20,076,664)	(12,469,491)
Net decrease in shares outstanding	(42,401,215)	(22,700,498)

* Net of redemption fees of (Retail Class):	$803	$4,091
** Net of redemption fees of (Institutional Class):	$—	$7

See Notes to the Financial Statements.	The Leuthold Funds - 2012 Annual Report	47

Leuthold Global Fund
Statements of Changes in Net Assets (Consolidated)

	Year Ended September 30, 2012	Year Ended September 30, 2011
OPERATIONS:
Net investment income	$2,956,364	$3,813,617
Net realized gain on investments, investment companies, short positions, foreign currency, and foreign currency translation	4,017,436	672,236
Net unrealized appreciation (depreciation) on investments, investment companies, short positions, foreign currency, and foreign currency translation	34,221,305	(26,315,253)
Net increase (decrease) in net assets from operations	41,195,105	(21,829,400)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	(1,693,659)	(841,488)
From net investment income - Institutional Class	(3,991,623)	(2,412,402)
From net realized gains - Retail Class	(1,600,165)	(5,218,636)
From net realized gains - Institutional Class	(2,986,860)	(9,824,159)
Total distributions	(10,272,307)	(18,296,685)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	38,817,784	109,872,463
Proceeds from shares sold - Institutional Class	42,023,979	157,499,873
Proceeds from shares issued to holders in reinvestment of dividends - Retail Class	2,512,501	4,061,793
Proceeds from shares issued to holders in reinvestment of dividends - Institutional Class	6,030,728	10,572,414
Cost of shares redeemed - Retail Class*	(83,069,375)	(46,673,365)
Cost of shares redeemed - Institutional Class**	(95,136,550)	(40,113,619)
Net increase (decrease) in net assets from capital share transactions	(88,820,933)	195,219,559

TOTAL INCREASE (DECREASE) IN NET ASSETS:	(57,898,135)	155,093,474
NET ASSETS
Beginning of year	444,739,794	289,646,320
End of year (including accumulated net investment income of $833,163 and $1,851,244, respectively)	$386,841,659	$444,739,794

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	3,945,983	10,329,104
Shares sold - Institutional Class	4,228,765	14,738,195
Shares issued to holders in reinvestment of dividends - Retail Class	261,893	395,426
Shares issued to holders in reinvestment of dividends - Institutional Class	625,025	1,024,489
Shares redeemed - Retail Class	(8,450,710)	(4,441,240)
Shares redeemed - Institutional Class	(9,571,699)	(3,796,602)
Net increase (decrease) in shares outstanding	(8,960,743)	18,249,372

* Net of redemption fees of (Retail Class):	$2,558	$3,180
** Net of redemption fees of (Institutional Class):	$—	$656

48	The Leuthold Funds - 2012 Annual Report	See Notes to the Financial Statements.

Leuthold Select Industries Fund
Statements of Changes in Net Assets

	Year Ended September 30, 2012	Year Ended September 30, 2011
OPERATIONS:
Net investment income (loss)	$33,457	$(73,181)
Net realized gain on investments, foreign currency, and foreign currency translation	118,045	3,704,600
Net unrealized appreciation (depreciation) on investments, foreign currency, and foreign currency translation	3,208,325	(3,532,035)
Net increase in net assets from operations	3,359,827	99,384

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(25,862)	(45,146)
From net realized gains	—	—
Total distributions	(25,862)	(45,146)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	542,710	1,688,661
Proceeds from shares issued to holders in reinvestment of dividends	21,471	39,403
Cost of shares redeemed	(6,718,254)	(24,592,254)
Net decrease in net assets from capital share transactions	(6,154,073)	(22,864,190)

TOTAL DECREASE IN NET ASSETS:	(2,820,108)	(22,809,952)
NET ASSETS
Beginning of year	16,278,535	39,088,487
End of year (including accumulated net investment income of $7,803 and $0, respectively)	$13,458,427	$16,278,535

CHANGES IN SHARES OUTSTANDING:
Shares sold	43,940	131,238
Shares issued to holders in reinvestment of dividends	1,675	3,080
Shares redeemed	(541,444)	(1,936,088)
Net decrease in shares outstanding	(495,829)	(1,801,770)

See Notes to the Financial Statements.	The Leuthold Funds - 2012 Annual Report	49

Leuthold Global Industries Fund
Statement of Changes in Net Assets

	Year Ended September 30, 2012	Year Ended September 30, 2011
OPERATIONS:
Net investment income	$24,687	$172,580
Net realized loss on investments, investment companies, foreign currency, and foreign currency translation	(1,178,272)	(1,080,268)
Net unrealized appreciation (depreciation) on investments, investment companies, foreign currency, and foreign currency translation	3,336,213	(3,836,830)
Net increase (decrease) in net assets from operations	2,182,628	(4,744,518)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	(11,008)	(28,834)
From net investment income - Institutional Class	(7,012)	(130,716)
From net realized gains - Retail Class	—	(45,735)
From net realized gains - Institutional Class	—	(30,728)
Total distributions	(18,020)	(236,013)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	290,757	2,926,049
Proceeds from shares sold - Institutional Class	333,333	25,175,738
Proceeds from shares issued to holders in reinvestment of dividends - Retail Class	1,464	12,928
Proceeds from shares issued to holders in reinvestment of dividends - Institutional Class	7,012	158,397
Cost of shares redeemed - Retail Class*	(2,743,118)	(3,025,963)
Cost of shares redeemed - Institutional Class**	(12,401,434)	(9,704,892)
Net increase (decrease) from capital share transactions	(14,511,986)	15,542,257

TOTAL INCREASE (DECREASE) IN NET ASSETS:	(12,347,378)	10,561,726
NET ASSETS
Beginning of year	20,281,990	9,720,264
End of year (including accumulated net investment loss of $(17,087) and $(26,563), respectively)	$7,934,612	$20,281,990

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	27,418	269,387
Shares sold - Institutional Class	30,553	2,007,864
Shares issued to holders in reinvestment of dividends - Retail Class	141	1,093
Shares issued to holders in reinvestment of dividends - Institutional Class	674	13,457
Shares redeemed - Retail Class	(247,065)	(251,699)
Shares redeemed - Institutional Class	(1,194,744)	(847,497)
Net increase (decrease) in shares outstanding	(1,383,023)	1,192,605

* Net of redemption fees of (Retail Class):	$—	$38
** Net of redemption fees of (Institutional Class):	$—	$—

50	The Leuthold Funds - 2012 Annual Report	See Notes to the Financial Statements.

Leuthold Global Clean Technology Fund
Statements of Changes in Net Assets

	Year Ended September 30, 2012	Year Ended September 30, 2011
OPERATIONS:
Net investment loss	$(68,417)	$(241,689)
Net realized loss on investments, foreign currency, and foreign currency translation	(2,501,128)	(2,430,186)
Net unrealized appreciation (depreciation) on investments, foreign currency, and foreign currency translation	4,867,273	(3,102,436)
Net increase (decrease) in net assets from operations	2,297,728	(5,774,311)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Retail Class	—	—
From net investment income - Institutional Class	—	—
From net realized gains - Retail Class	—	—
From net realized gains - Institutional Class	—	—
Total distributions	—	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	2,616,056	6,824,754
Proceeds from shares sold - Institutional Class	26,291	1,225,845
Proceeds from shares issued to holders in reinvestment of dividends - Retail Class	—	—
Proceeds from shares issued to holders in reinvestment of dividends - Institutional Class	—	—
Cost of shares redeemed - Retail Class*	(4,536,562)	(7,573,809)
Cost of shares redeemed - Institutional Class**	(7,876,731)	(5,950,651)
Net decrease in net assets from capital share transactions	(9,770,946)	(5,473,861)

TOTAL DECREASE IN NET ASSETS:	(7,473,218)	(11,248,172)
NET ASSETS
Beginning of year	16,137,804	27,385,976
End of year (including accumulated net investment loss of $(53,816) and $0, respectively)	$8,664,586	$16,137,804

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	287,491	603,918
Shares sold - Institutional Class	2,774	112,308
Shares issued to holders in reinvestment of dividends - Retail Class	—	—
Shares issued to holders in reinvestment of dividends - Institutional Class	—	—
Shares redeemed - Retail Class	(529,164)	(713,831)
Shares redeemed - Institutional Class	(928,921)	(555,473)
Net decrease in shares outstanding	(1,167,820)	(553,078)

*Net of redemption fees of (Retail Class):	$482	$146
**Net of redemption fees of (Institutional Class):	$—	$11

See Notes to the Financial Statements.	The Leuthold Funds - 2012 Annual Report	51

Grizzly Short Fund
Statements of Changes in Net Assets

	Year Ended September 30, 2012	Year Ended September 30, 2011
OPERATIONS:
Net investment loss	$(6,144,122)	$(3,879,417)
Net realized loss on investment companies, short positions, foreign currency, and foreign currency translation	(50,047,683)	(31,941,478)
Net unrealized appreciation (depreciation) on short positions, foreign currency, and foreign currency translation	(31,836,869)	37,629,806
Net increase (decrease) in net assets from operations	(88,028,674)	1,808,911

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	—
From net realized gains	—	—
Total distributions	—	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	293,170,610	298,354,919
Proceeds from shares issued to holders in reinvestment of dividends	—	—
Cost of shares redeemed	(332,304,010)	(233,267,989)
Net increase (decrease) in net assets from capital share transactions	(39,133,400)	65,086,930

TOTAL INCREASE (DECREASE) IN NET ASSETS:	(127,162,074)	66,895,841
NET ASSETS
Beginning of year	263,448,083	196,552,242
End of year (including accumulated net investment loss of $(3,874,894) and $0, respectively)	$136,286,009	$263,448,083

CHANGES IN SHARES OUTSTANDING:
Shares sold	22,016,553	16,037,579
Shares issued to holders in reinvestment of dividends	—	—
Shares redeemed	(26,019,415)	(47,368,866)
Net decrease in shares outstanding	(4,002,862)	(31,331,287)

52	The Leuthold Funds - 2012 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund - Retail
Financial Highlights

	Year Ended September 30, 2012 (Consolidated)	Year Ended September 30, 2011 (Consolidated)	Year Ended September 30, 2010 (Consolidated)	Year Ended September 30, 2009 (Consolidated)	Year Ended September 30, 2008

Per Share Data (1):
Net asset value, beginning of year	$15.50	$15.99	$15.79	$15.20	$21.18
Income (loss) from investment operations:
Net investment income	0.11 (2)	0.09 (3)	0.14 (2)	0.28 (2)	0.26 (3)
Net realized and unrealized gains (losses) on investments and short positions	1.62	(0.51)	0.11	0.45	(2.18)
Total from investment operations	1.73	(0.42)	0.25	0.73	(1.92)

Less distributions:
From net investment income	(0.45)	(0.07)	––	(0.13)	(0.31)
From net realized gains	––	––	––	––	(3.75)
From return of capital	––	––	(0.05)	(0.01)	––
Redemption fees(4)	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.45)	(0.07)	(0.05)	(0.14)	(4.06)
Net asset value, end of year	$16.78	$15.50	$15.99	$15.79	$15.20

Total Return	11.34%	(2.61%)	1.53%	4.95%	(11.48%)

Supplemental data and ratios:
Net assets, end of year	$527,760,001	$660,993,063	$858,708,522	$944,341,607	$1,103,832,039
Ratio of expenses to average net assets(5)	1.22%	1.24%	1.37%	1.15%	1.28%
Ratio of net investment income to average net assets(6)	0.69%	0.54%	0.85%	2.14%	1.51%
Portfolio turnover rate (7)	149.17%	83.15%	100.36%	116.70%	238.34%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.
(5)
The ratio of expenses to average net assets includes dividends and interest on short positions. The expense ratios excluding dividends and interest on short positions were 1.14% for the year ended September 30, 2012, 1.14% for the year ended September 30, 2011, 1.12% for the year ended September 30, 2010, 1.14% for the year ended September 30, 2009, and 1.11% for the year ended September 30, 2008.

(6)	The net investment income ratios include dividends and interest on short positions.
(7)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

See Notes to the Financial Statements.	The Leuthold Funds - 2012 Annual Report	53

Leuthold Core Investment Fund - Institutional
Financial Highlights

	Year Ended September 30, 2012 (Consolidated)	Year Ended September 30, 2011 (Consolidated)	Year Ended September 30, 2010 (Consolidated)	Year Ended September 30, 2009 (Consolidated)	Year Ended September 30, 2008

Per Share Data (1):
Net asset value, beginning of year	$15.50	$15.98	$15.78	$15.19	$21.17
Income (loss) from investment operations:
Net investment income	0.12 (2)	0.11 (3)	0.15 (2)	0.30 (3)	0.28 (3)
Net realized and unrealized gains (losses) on investments and short positions	1.62	(0.50)	0.11	0.45	(2.19)
Total from investment operations	1.74	(0.39)	0.26	0.75	(1.91)

Less distributions:
From net investment income	(0.47)	(0.09)	––	(0.15)	(0.32)
From net realized gains	––	––	––	––	(3.75)
Return of capital	––	––	(0.06)	(0.01)	––
Redemption fees	0.00 (4)	0.00 (4)	0.00 (4)	0.00 (4)	––
Total distributions	(0.47)	(0.09)	(0.06)	(0.16)	(4.07)
Net asset value, end of year	$16.77	$15.50	$15.98	$15.78	$15.19

Total Return	11.40%	(2.49%)	1.64%	5.14%	(11.46%)

Supplemental data and ratios:
Net assets, end of year	$263,572,111	$347,517,502	$451,654,832	$461,682,757	$317,733,525
Ratio of expenses to average net assets(5)	1.11%	1.13%	1.27%	1.03%	1.18%
Ratio of net investment income to average net assets(6)	0.80%	0.66%	0.95%	2.25%	1.61%
Portfolio turnover rate (7)	149.17%	83.15%	100.36%	116.70%	238.34%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.
(5)
The ratio of expenses to average net assets includes dividends and interest on short positions. The expense ratios excluding dividends and interest on short positions were 1.03% for the year ended September 30, 2012, 1.03% for the year ended September 30, 2011, 1.02% for the year ended September 30, 2010, 1.02% for the year ended September 30, 2009, and 1.01% for the year ended September 30, 2008.

(6)	The net investment income ratios include dividends and interest on short positions.
(7)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

54	The Leuthold Funds - 2012 Annual Report	See Notes to the Financial Statements.

Leuthold Asset Allocation Fund - Retail
Financial Highlights

	Year Ended September 30, 2012 (Consolidated)	Year Ended September 30, 2011 (Consolidated)	Year Ended September 30, 2010 (Consolidated)	Year Ended September 30, 2009 (Consolidated)	Year Ended September 30, 2008

Per Share Data (1):
Net asset value, beginning of year	$9.72	$9.91	$9.12	$9.45	$11.43
Income (loss) from investment operations:
Net investment income	0.09 (2)	0.07 (3)	0.11 (2)	0.21 (3)	0.20 (3)
Net realized and unrealized gains (losses) on investments and short positions	1.03	(0.20)	0.74	(0.35)	(1.80)
Total from investment operations	1.12	(0.13)	0.85	(0.14)	(1.60)

Less distributions:
From net investment income	(0.34)	(0.06)	(0.02)	(0.19)	(0.20)
From net realized gains	––	––	––	––	(0.18)
Return of capital	––	––	(0.04)	––	––
Redemption fees(4)	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.34)	(0.06)	(0.06)	(0.19)	(0.38)
Net asset value, end of year	$10.50	$9.72	$9.91	$9.12	$9.45

Total Return	11.73%	(1.34%)	9.26%	(1.20%)	(14.45%)

Supplemental data and ratios:
Net assets, end of year	$359,697,107	$606,985,298	$843,525,684	$849,399,319	$1,205,840,473
Ratio of expenses to average net assets(5)	1.42%	1.42%	1.57%	1.34%	1.34%
Ratio of net investment income to average net assets(6)	0.84%	0.72%	1.17%	2.60%	1.99%
Portfolio turnover rate (7)	133.11%	105.62%	100.64%	147.01%	197.96%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.
(5)
The ratio of expenses to average net assets includes dividends and interest on short positions. The expense ratios excluding dividends and interest on short positions were 1.34% for the year ended September 30, 2012, 1.32% for the year ended September 30, 2011, 1.32% for the year ended September 30, 2010, 1.32% for the year ended September 30, 2009, and 1.23% for the year ended September 30, 2008.

(6)	The net investment income ratios include dividends and interest on short positions.
(7)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

See Notes to the Financial Statements.	The Leuthold Funds - 2012 Annual Report	55

Leuthold Asset Allocation Fund - Institutional
Financial Highlights

	Year Ended September 30, 2012 (Consolidated)	Year Ended September 30, 2011 (Consolidated)	Year Ended September 30, 2010 (Consolidated)	Year Ended September 30, 2009 (Consolidated)	Year Ended September 30, 2008

Per Share Data (1):
Net asset value, beginning of year	$9.76	$9.93	$9.13	$9.45	$11.44
Income (loss) from investment operations:
Net investment income	0.10 (2)	0.10 (3)	0.13 (2)	0.23 (3)	0.21 (3)
Net realized and unrealized gains (losses) on investments and short positions	1.05	(0.19)	0.73	(0.34)	(1.81)
Total from investment operations	1.15	(0.09)	0.86	(0.11)	(1.60)

Less distributions:
From net investment income	(0.37)	(0.08)	(0.02)	(0.21)	(0.21)
From net realized gains	––	––	––	––	(0.18)
Return of capital	––	––	(0.04)	––	––
Redemption fees	––	0.00 (4)	––	0.00 (4)	0.00 (4)
Total distributions	(0.37)	(0.08)	(0.06)	(0.21)	(0.39)
Net asset value, end of year	$10.54	$9.76	$9.93	$9.13	$9.45

Total Return	11.96%	(0.95%)	9.41%	(0.85%)	(14.42%)

Supplemental data and ratios:
Net assets, end of year	$267,186,481	$386,106,585	$393,296,150	$349,672,451	$683,852,979
Ratio of expenses to average net assets(5)	1.20%	1.20%	1.36%	1.11%	1.21%
Ratio of net investment income to average net assets(6)	1.06%	0.94%	1.38%	2.82%	2.12%
Portfolio turnover rate (7)	133.11%	105.62%	100.64%	147.01%	197.96%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated based on average shares outstanding.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.
(5)
The ratio of expenses to average net assets includes dividends and interest on short positions. The expense ratios excluding dividends and interest on short positions were 1.12% for the year ended September 30, 2012, 1.10% for the year ended September 30, 2011, 1.11% for the year ended September 30, 2010, 1.10% for the year ended September 30, 2009, and 1.09% for the year ended September 30, 2008.

(6)	The net investment income ratios include dividends and interest on short positions.
(7)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

56	The Leuthold Funds - 2012 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund - Retail
Financial Highlights

	Year Ended September 30, 2012 (Consolidated)	Year Ended September 30, 2011 (Consolidated)	Year Ended September 30, 2010 (Consolidated)	Year Ended September 30, 2009 (Consolidated)	Period from July 1, 2008(1) through September 30, 2008

Per Share Data (2):
Net asset value, beginning of period	$9.52	$10.18	$9.07	$8.51	$10.00
Income (loss) from investment operations:
Net investment income	0.05 (4)	0.08 (4)	0.07 (3)	0.09 (4)	0.03	(4)
Net realized and unrealized gains (losses) on investments and short positions	0.89	(0.17)	1.06	0.59	(1.52)
Total from investment operations	0.94	(0.09)	1.13	0.68	(1.49)

Less distributions:
From net investment income	(0.12)	(0.07)	(0.02)	(0.12)	––
From net realized gains	(0.10)	(0.50)	––	––	––
Redemption fees(5)	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.22)	(0.57)	(0.02)	(0.12)	––

Net asset value, end of period	$10.24	$9.52	$10.18	$9.07	$8.51

Total Return	10.14%	(1.33%)	12.39%	8.28%	(14.04%)

Supplemental data and ratios:
Net assets, end of period	$120,450,807	$152,292,208	$98,906,854	$58,120,794	$19,940,804
Ratio of expenses to average net assets(6)	1.57%	1.74%	1.93%	1.82%	1.83	%(7)
Ratio of net investment income to average net assets(8)	0.60%	0.83%	0.78%	1.56%	2.01	%(7)
Portfolio turnover rate (9)	127.41%	123.51%	140.87%	152.90%	62.34%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment income per share is calculated based on average shares outstanding.
(4)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(5)	Amount represents less than $0.005 per share.
(6)
The ratio of expenses to average net assets includes dividends and interest on short positions. The expense ratios excluding dividends and interest on short positions were 1.51% for the year ended September 30, 2012, 1.55% for the year ended September 30, 2011, 1.65% for the year ended September 30, 2010, 1.77% for the year ended September 30, 2009, and 1.83% for the period ended September 30, 2008.

(7)	Annualized.
(8)	The net investment income ratios include dividends and interest on short positions.
(9)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

See Notes to the Financial Statements.	The Leuthold Funds - 2012 Annual Report	57

Leuthold Global Fund - Institutional
Financial Highlights

	Year Ended September 30, 2012 (Consolidated)	Year Ended September 30, 2011 (Consolidated)	Year Ended September 30, 2010 (Consolidated)	Year Ended September 30, 2009 (Consolidated)	Period from April 30, 2008(1) through September 30, 2008

Per Share Data (2):
Net asset value, beginning of period	$9.54	$10.20	$9.08	$8.51	$10.00
Income (loss) from investment operations:
Net investment income	0.09 (4)	0.10 (4)	0.09 (3)	0.11 (4)	0.04	(4)
Net realized and unrealized gains (losses) on investments and short positions	0.88	(0.17)	1.06	0.59	(1.53)
Total from investment operations	0.97	(0.07)	1.15	0.70	(1.49)

Less distributions:
From net investment income	(0.14)	(0.09)	(0.03)	(0.13)	––
From net realized gains	(0.10)	(0.50)	––	––	––
Redemption fees	––	0.00 (5)	––	––	––
Total distributions	(0.24)	(0.59)	(0.03)	(0.13)	––
Net asset value, end of period	$10.27	$9.54	$10.20	$9.08	$8.51

Total Return	10.34%	(1.11%)	12.52%	8.63%	(14.90%)

Supplemental data and ratios:
Net assets, end of period	$266,390,852	$292,447,586	$190,739,466	$121,650,446	$51,045,894
Ratio of expenses to average net assets(6)	1.36%	1.57%	1.75%	1.57%	1.61	%(7)
Ratio of net investment income to average net assets(8)	0.81%	1.01%	0.97%	1.80%	2.20	%(7)
Portfolio turnover rate (9)	127.41%	123.51%	140.87%	152.90%	62.34%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment income per share is calculated based on average shares outstanding.
(4)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(5)	Amount represents less than $0.005 per share.
(6)
The ratio of expense to average net assets includes dividends and interest on short positions. The expense ratios excluding dividends and interest on short positions were 1.31% for the year ended September 30, 2012, 1.38% for the year ended September 30, 2011, 1.47% for the year ended September 30, 2010, 1.53% for the year ended September 30, 2009, and 1.60% for the period ended September 30, 2008.

(7)	Annualized.
(8)	The net investment income ratios include dividends and interest on short positions.
(9)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

58	The Leuthold Funds - 2012 Annual Report	See Notes to the Financial Statements.

Leuthold Select Industries Fund
Financial Highlights

	Year Ended September 30, 2012	Year Ended September 30, 2011		Year Ended September 30, 2010	Year Ended September 30, 2009		Year Ended September 30, 2008
Per Share Data (1):
Net asset value, beginning of year	$10.78	$11.80		$12.82	$13.03		$21.94
Income (loss) from investment operations:
Net investment income (loss)	0.03 (3)	(0.05	)(2)	0.03 (3)	(0.04	)(2)	(0.04	)(2)
Net realized and unrealized gains (losses) on investments	2.47	(0.95)		(1.03)	(0.17)		(3.15)
Total from investment operations	2.50	(1.00)		(1.00)	(0.21)		(3.19)

Less distributions:
From net investment income	(0.02)	(0.02)		(0.02)	––		(0.06)
From net realized gains	––	––		––	––		(5.63)
Return of capital	––	––		––	––		(0.03)
Total distributions	(0.02)	(0.02)		(0.02)	––		(5.72)
Net asset value, end of year	$13.26	$10.78		$11.80	$12.82		$13.03

Total Return	23.34%	(8.60%)		(7.76%)	(1.69%)		(18.90%)

Supplemental data and ratios:
Net assets, end of year	$13,458,427	$16,278,535		$39,088,487	$47,543,360		$42,632,379
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.71%	1.40%		1.30%	1.38%		1.30%
After expense reimbursement or recovery	1.60%	1.40%		1.30%	1.38%		1.30%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	0.11%	(0.24%)		0.24%	(0.38%)		(0.11%)
After expense reimbursement or recovery	0.22%	(0.24%)		0.24%	(0.38%)		(0.11%)
Portfolio Turnover	139.61%	109.26%		178.24%	164.20%		139.89%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Net investment income per share is calculated based on average shares outstanding.

See Notes to the Financial Statements.	The Leuthold Funds - 2012 Annual Report	59

Leuthold Global Industries Fund - Retail
Financial Highlights

	Year Ended September 30, 2012	Year Ended September 30, 2011	Period from May 17, 2010 (1) through September 30, 2010

Per Share Data (2):
Net asset value, beginning of period	$9.77	$11.01	$10.00
Income (loss) from investment operations:
Net investment income (3)	0.01	0.06	0.00	(4)
Net realized and unrealized gains (losses) on investments	1.68	(1.16)	1.01
Total from investment operations	1.69	(1.10)	1.01

Less distributions:
From net investment income	(0.02)	(0.06)	—
From net realized gains	—	(0.08)	—
Redemption fees	—	0.00 (4)	—
Total distributions	(0.02)	(0.14)	—
Net asset value, end of period	$11.44	$9.77	$11.01

Total return	17.33%	(10.23%)	10.10%

Supplemental data and ratios:
Net assets, end of period	$3,782,099	$5,377,373	$5,850,019
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.52%	1.96%	4.42	%(5)
After expense reimbursement or recovery	2.00%	2.04%	1.96	%(5)
Ratio of net investment income to average net assets:
Before expense reimbursement or recovery	(0.45%)	0.60%	(2.29	%)(5)
After expense reimbursement or recovery	0.07%	0.52%	0.17	%(5)
Portfolio turnover rate	117.30%	179.57%	112.58%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Amount represents less than $0.005 per share.
(5)	Annualized.

60	The Leuthold Funds - 2012 Annual Report	See Notes to the Financial Statements.

Leuthold Global Industries Fund - Institutional
Financial Highlights

	Year Ended September 30, 2012	Year Ended September 30, 2011	Period from May 17, 2010 (1) through September 30, 2010
Per Share Data (2):
Net asset value, beginning of period	$9.77	$11.01	$10.00

Income (loss) from investment operations:
Net investment income (3)	0.06	0.09	0.01
Net realized and unrealized gains (losses) on investments	1.67	(1.15)	1.00
Total from investment operations	1.73	(1.06)	1.01

Less distributions:
From net investment income	(0.02)	(0.10)	—
From net realized gains	—	(0.08)	—
Total distributions	(0.02)	(0.18)	—
Net asset value, end of period	$11.48	$9.77	$11.01

Total return	17.84%	(9.92%)	10.10%

Supplemental data and ratios:
Net assets, end of period	$4,152,513	$14,904,617	$3,870,245
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.27%	1.71%	4.17	%(4)
After expense reimbursement or recovery	1.75%	1.79%	1.71	%(4)
Ratio of net investment income to average net assets:
Before expense reimbursement or recovery	(0.20%)	0.85%	(2.04	%)(4)
After expense reimbursement or recovery	0.32%	0.77%	0.42	%(4)
Portfolio turnover rate	117.30%	179.57%	112.58%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(4)	Annualized.

See Notes to the Financial Statements.	The Leuthold Funds - 2012 Annual Report	61

Leuthold Global Clean Technology Fund - Retail
Financial Highlights

	Year Ended September 30, 2012		Year Ended September 30, 2011		Year Ended September 30, 2010		Period from July 22, 2009 (1) through September 30, 2009
Per Share Data (2):
Net asset value, beginning of period	$7.66		$10.30		$11.52		$10.00
Income (loss) from investment operations:
Net investment loss	(0.06	)(3)	(0.12	)(4)	(0.14	)(4)	(0.01	)(4)
Net realized and unrealized gains (losses) on investments	1.68		(2.52)		(1.08)		1.53
Total from investment operations	1.62		(2.64)		(1.22)		1.52

Less distributions:
From net investment income	—		—		—		—
From net realized gains	—		—		—		—
Redemption fees(5)	0.00		0.00		0.00		0.00
Total distributions	—		—		—		—
Net asset value, end of period	$9.28		$7.66		$10.30		$11.52

Total return	21.15%		(25.63%)		(10.59%)		15.20%

Supplemental data and ratios:
Net assets, end of period	$7,477,204		$8,026,453		$11,926,464		$2,170,237
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.06%		1.85%		1.75%		3.67	%(6)
After expense reimbursement or recovery	1.93%		1.85%		1.84%		2.07	%(6)
Ratio of net investment loss to average net assets:
Before expense reimbursement or recovery	(0.80%)		(1.05%)		(1.23%)		(3.35	%)(6)
After expense reimbursement or recovery	(0.67%)		(1.05%)		(1.32%)		(1.75	%)(6)
Portfolio turnover rate	121.30%		113.07%		62.17%		22.50%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment loss per share is calculated based on average shares outstanding.
(4)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(5)	Amount represents less than $0.005 per share.
(6)	Annualized.

62	The Leuthold Funds - 2012 Annual Report	See Notes to the Financial Statements.

Leuthold Global Clean Technology Fund - Institutional
Financial Highlights

	Year Ended September 30, 2012		Year Ended September 30, 2011		Year Ended September 30, 2010		Period from July 22, 2009 (1) through September 30, 2009
Per Share Data (2):
Net asset value, beginning of period	$7.70		$10.33		$11.52		$10.00

Income (loss) from investment operations:
Net investment loss	(0.04	)(3)	(0.11	)(4)	(0.11	)(4)	(0.03	)(4)
Net realized and unrealized gains (losses) on investments	1.68		(2.52)		(1.08)		1.55
Total from investment operations	1.64		(2.63)		(1.19)		1.52

Less distributions:
From net investment income	—		—		—		—
From net realized gains	—		—		—		—
Redemption fees	—		0.00	(5)	—		—
Total distributions	—		—		—		—
Net asset value, end of period	$9.34		$7.70		$10.33		$11.52

Total return	21.30%		(25.46%)		(10.33%)		15.20%

Supplemental data and ratios:
Net assets, end of period	$1,187,382		$8,111,351		$15,459,512		$6,458,943
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.82%		1.60%		1.51%		3.42	%(6)
After expense reimbursement or recovery	1.69%		1.60%		1.60%		1.82	%(6)
Ratio of net investment loss to average net assets:
Before expense reimbursement or recovery	(0.56%)		(0.80%)		(0.99%)		(3.11	%)(6)
After expense reimbursement or recovery	(0.43%)		(0.80%)		(1.08%)		(1.51	%)(6)
Portfolio turnover rate	121.30%		113.07%		62.17%		22.50%

(1)	Commencement of share class operations.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment loss per share is calculated based on average shares outstanding.
(4)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(5)	Amount represents less than $0.005 per share.
(6)	Annualized.

See Notes to the Financial Statements.	The Leuthold Funds - 2012 Annual Report	63

Grizzly Short Fund
Financial Highlights

	Year Ended September 30, 2012		Year Ended September 30, 2011		Year Ended September 30, 2010(1)		Year Ended September 30, 2009(1)		Year Ended September 30, 2008(1)
Per Share Data (2):
Net asset value, beginning of year	$16.14		$16.48		$19.00		$29.28		$19.52

Income (loss) from investment operations:
Net investment income (loss)	(0.40	)(3)	(0.43	)(3)	(0.48	)(3)	(0.88	)(4)	0.48 (4)
Net realized and unrealized gains (losses) on investments and short positions	(4.68)		0.09		(2.04)		(7.88)		9.76
Total from investment operations	(5.08)		(0.34)		(2.52)		(8.76)		10.24

Less distributions:
From net investment income	—		—		—		(0.04)		(0.48)
From net realized gains	—		—		—		(0.76)		—
Return of capital	—		—		—		(0.72)		—
Total distributions	—		—		—		(1.52)		(0.48)
Net asset value, end of year	$11.06		$16.14		$16.48		$19.00		$29.28

Total return	(31.47%)		(2.06%)		(13.26%)		(32.54%)		53.43%

Supplemental data and ratios:
Net assets, end of year	$136,286,009		$263,488,083		$196,552,242		$86,244,258		$135,738,825
Ratio of expenses to average net assets(5):	3.09%		3.01%		2.72%		3.53%		3.21%
Ratio of net investment income (loss) to average net assets(6):	(3.09%)		(3.01%)		(2.71%)		(2.83%)		2.01%
Portfolio turnover rate (7)	0.00%		0.00%		0.00%		0.00%		0.00%

(1)	Per share data adjusted for 1:4 reverse split completed as of May 20, 2011.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment loss per share is calculated based on average shares outstanding.
(4)	Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(5)
The ratio of expenses to average net assets includes dividends and interest on short positions. The expense ratios excluding dividends and interest on short positions were 1.52% for the year ended September 30, 2012, 1.53% for the year ended September 30, 2011, 1.49% for the year ended September 30, 2010, 1.47% for the year ended September 30, 2009, and 1.50% for the year ended September 30, 2008.

(6)	The net investment income (loss) ratios include dividends and interest on short positions.
(7)	The portfolio turnover rate excludes purchases and sales of short positions as the Adviser does not intend to hold the short positions for more than one year.

64	The Leuthold Funds - 2012 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund
Consolidated Schedule of Investments
September 30, 2012

	Shares	Fair Value

COMMON STOCKS - 64.56%
Aerospace & Defense - 0.07%
Aselsan Elektronik Sanayi Ve Ticaret AS (b)	66,088	$238,929
Embraer SA - ADR	11,103	295,562
		534,491

Airlines - 0.02%
AirAsia Bhd (b)	144,000	141,980

Auto Components - 0.02%
Halla Climate Control Corp. (b)	7,450	153,573

Automobiles - 0.08%
Dongfeng Motor Group Co., Ltd. (b)	104,000	120,852
Hyundai Motor Co. (b)	1,215	274,052
Tofas Turk Otomobil Fabrikasi AS (b)	47,379	239,648
		634,552

Beverages - 0.03%
Tsingtao Brewery Co., Ltd. (b)	48,000	263,852

Biotechnology - 0.64%
Alexion Pharmaceuticals, Inc. (a)	44,432	5,083,021

Building Products - 0.01%
China Liansu Group Holdings, Ltd. (b)	149,000	77,069

Capital Markets - 0.04%
CETIP SA - Mercados Organizados (b)	23,200	303,611

Chemicals - 4.07%
Aeci, Ltd. (b)	6,574	64,642
Agrium, Inc. (b)	55,222	5,713,268
CF Industries Holdings, Inc.	26,024	5,783,574
China BlueChemical, Ltd. (b)	254,000	149,785
China Lumena New Materials Corp. (b)	558,000	97,094
China Petrochemical Development Corp. (b)	219,000	184,715

	Shares	Fair Value

Chemicals - 4.07% (continued)
Gubre Fabrikalari TAS (a)(b)	26,347	$186,293
Huntsman Corp.	316,734	4,728,839
Monsanto Co.	110,444	10,052,613
Mosaic Co.	90,768	5,229,145
		32,189,968

Commercial Banks - 8.18%
Banco Bilbao Vizcaya Argentaria SA - ADR	180,900	1,401,975
Banco Santander SA - ADR	301,501	2,249,197
Bangkok Bank PCL (b)	97,600	613,569
Bank of China, Ltd. (b)	1,586,000	600,347
BB&T Corp.	137,738	4,567,392
Chemical Financial Corp.	37,450	906,290
Citizens Republic Bancorp, Inc. (a)	86,959	1,682,657
Credicorp, Ltd. (b)	36,180	4,532,630
DBS Group Holdings, Ltd. (b)	51,000	595,693
East West Bancorp, Inc.	97,750	2,064,480
Fifth Third Bancorp	306,578	4,755,025
First Financial Bancorp	77,438	1,309,477
First Republic Bank	67,282	2,318,538
HSBC Holdings PLC - ADR	98,384	4,570,921
Huntington Bancshares, Inc.	580,151	4,003,042
International Bancshares Corp.	61,570	1,172,908
KeyCorp	396,711	3,467,254
Old National Bancorp	138,373	1,883,256
PacWest Bancorp	55,857	1,305,378
PNC Financial Services Group, Inc.	66,013	4,165,420
Sberbank of Russia (b)	34,566	407,299
Security Bank Corp. (b)	46,130	181,053
Sumitomo Mitsui Financial Group, Inc. - ADR	210,098	1,298,406
Susquehanna Bancshares, Inc.	132,026	1,380,992
Turkiye Vakiflar Bankasi Tao (b)	103,187	223,076
Umpqua Holdings Corp.	98,384	1,268,170
Webster Financial Corp.	98,384	2,331,701
Wells Fargo & Co.	274,974	9,494,852
		64,750,998

See Notes to the Financial Statements.	The Leuthold Funds - 2012 Annual Report	65

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2012

	Shares	Fair Value

COMMON STOCKS - 64.56% (continued)
Commercial Services & Supplies - 0.02%
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA (b)	8,700	$160,503

Computers & Peripherals - 1.98%
Apple, Inc.	21,581	14,400,138
JCY International Bhd (b)	193,400	49,252
Lenovo Group, Ltd. (b)	700,000	577,080
Lite-On Technology Corp. (b)	184,000	236,995
Pegatron Corp. (b)	307,000	397,757
		15,661,222

Construction & Engineering - 0.01%
Tekfen Holding AS (b)	25,720	93,310

Construction Materials - 0.07%
China Shanshui Cement Group, Ltd. (b)	274,000	176,903
Indocement Tunggal Prakarsa Tbk PT (b)	61,000	129,247
Semen Gresik Persero Tbk PT (b)	148,000	222,847
		528,997

Consumer Finance - 3.26%
American Express Co.	54,587	3,103,817
Capital One Financial Corp.	128,852	7,345,852
Discover Financial Services	203,116	8,069,799
Ezcorp, Inc. - Class A (a)	92,672	2,124,969
First Cash Financial Services, Inc. (a)	45,701	2,102,703
SLM Corp.	193,595	3,043,313
		25,790,453

	Shares	Fair Value

Distributors - 0.07%
Dogus Otomotiv Servis ve Ticaret AS (a)(b)	19,213	$64,884
Imperial Holdings, Ltd. (b)	9,488	213,460
Jardine Cycle & Carriage, Ltd. (b)	4,000	156,135
Li & Fung, Ltd. (b)	94,000	144,953
		579,432

Diversified Financial Services - 0.01%
African Bank Investments, Ltd. (b)	24,053	95,702

Diversified Telecommunication Services - 0.08%
China Telecom Corp., Ltd. - ADR	3,324	192,692
Hutchison Telecommunications Hong Kong Holdings, Ltd. (b)	172,000	75,901
Rostelecom OJSC - ADR	8,836	224,366
Telekomunikasi Indonesia Persero Tbk PT - ADR	4,669	181,764
		674,723

Electric Utilities - 0.07%
PGE SA (b)	46,140	266,445
Tauron Polska Energia SA (b)	189,613	289,828
		556,273

Electronic Equipment, Instruments & Components - 0.10%
Digital China Holdings, Ltd. (b)	233,000	369,769
E Ink Holdings, Inc. (b)	360,000	390,809
		760,578

Food & Staples Retailing - 1.74%
BIM Birlesik Magazalar AS (b)	5,149	214,819
CVS Caremark Corp.	137,738	6,669,274
Grupo Comercial Chedraui SA de CV (b)	26,200	66,763
Spar Group, Ltd. (b)	15,206	233,793
Walgreen Co.	180,266	6,568,893
		13,753,542

66	The Leuthold Funds - 2012 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued) September 30, 2012

	Shares	Fair Value

COMMON STOCKS - 64.56% (continued)
Food Products - 0.26%
AVI, Ltd. (b)	32,620	$233,928
Cosan, Ltd. - Class A (a)(b)	21,325	338,214
Golden Agri-Resources, Ltd. (b)	504,000	269,429
Kulim Malaysia Bhd (b)	137,700	221,535
Lotte Samkang Co., Ltd. (b)	530	271,753
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT (b)	772,500	196,685
Thai Union Frozen Products PCL (b)	59,900	142,329
Tongaat Hulett, Ltd. (b)	21,170	355,462
		2,029,335

Gas Utilities - 0.02%
Perusahaan Gas Negara Persero Tbk PT (b)	291,500	125,288

Health Care Equipment & Supplies - 0.05%
Biosensors International Group, Ltd. (a)(b)	126,000	124,896
Mindray Medical International, Ltd. - ADR	3,579	120,290
Supermax Corp. Bhd (b)	179,400	120,777
		365,963

Health Care Providers & Services - 2.11%
Bangkok Dusit Medical Services PCL (b)	40,600	141,704
Humana, Inc.	54,587	3,829,278
KPJ Healthcare Bhd (b)	62,100	123,646
Life Healthcare Group Holdings, Ltd. (b)	83,961	320,768
UnitedHealth Group, Inc.	123,139	6,823,132
WellCare Health Plans, Inc. (a)	29,833	1,687,056
WellPoint, Inc.	65,378	3,792,578
		16,718,162

	Shares	Fair Value

Hotels, Restaurants & Leisure - 1.17%
Carnival Corp.	121,235	$4,417,803
Genting Bhd (b)	71,600	203,512
Starwood Hotels & Resorts Worldwide, Inc.	80,612	4,672,272
		9,293,587

Household Durables - 0.30%
Even Construtora e Incorporadora SA (b)	56,800	219,103
Ez Tec Empreendimentos e Participacoes SA (b)	26,100	325,727
Haier Electronics Group Co., Ltd. (a)(b)	133,000	153,419
NACCO Industries, Inc. - Class A	13,329	1,671,590
		2,369,839

Independent Power Producers & Energy Traders - 0.01%
First Gen Corp. (a)(b)	148,000	70,895

Industrial Conglomerates - 0.04%
Bidvest Group, Ltd. (b)	8,760	216,709
Sigdo Koppers SA (b)	40,797	99,251
		315,960

Insurance - 2.68%
ACE, Ltd. (b)	55,857	4,222,789
Allied World Assurance Co. Holdings AG (b)	26,659	2,059,408
Allstate Corp.	123,139	4,877,536
Brasil Insurance Participacoes e Administracao SA (b)	7,000	66,090
Chubb Corp.	57,126	4,357,571
Fidelity National Financial, Inc. - Class A	106,636	2,280,944
LIG Insurance Co., Ltd. (b)	18,170	422,191

See Notes to the Financial Statements.	The Leuthold Funds - 2012 Annual Report	67

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2012

	Shares	Fair Value

COMMON STOCKS - 64.56% (continued)

Insurance - 2.68% (continued)
PICC Property & Casualty Co., Ltd. (a)(b)	546,000	$665,246
Sanlam, Ltd. (b)	78,738	355,790
W.R. Berkley Corp.	51,414	1,927,511
		21,235,076

Internet Software & Services - 0.15%
Daum Communications Corp. (b)	4,013	408,463
NetEase, Inc. - ADR (a)	6,989	392,362
Sohu.com, Inc. (a)(b)	9,780	411,640
		1,212,465

IT Services - 6.20%
Accenture PLC - Class A (b)	35,545	2,489,216
Alliance Data Systems Corp. (a)	15,868	2,252,462
Amdocs, Ltd. (a)	67,917	2,240,582
Cielo SA (b)	14,900	371,462
Cognizant Technology Solutions Corp. - Class A (a)	33,641	2,352,179
Convergys Corp.	125,043	1,959,424
DST Systems, Inc.	34,276	1,938,650
Fiserv, Inc. (a)	41,893	3,101,339
Gartner, Inc. (a)	43,797	2,018,604
Global Payments, Inc.	46,336	1,938,235
International Business Machines Corp.	33,006	6,847,095
Jack Henry & Associates, Inc.	63,474	2,405,664
Mastercard, Inc. - Class A	10,791	4,871,921
Sapient Corp. (a)	220,254	2,347,908
Teradata Corp. (a)	27,928	2,106,050
Total System Services, Inc.	82,516	1,955,629
Visa, Inc. - Class A	39,354	5,284,455
Western Union Co.	140,277	2,555,847
		49,036,722

	Shares	Fair Value

Life Sciences Tools & Services - 0.02%
WuXi PharmaTech Cayman, Inc. - ADR (a)	8,652	$129,174

Machinery - 3.72%
AGCO Corp. (a)	57,761	2,742,492
Caterpillar, Inc.	55,222	4,751,301
CNH Global NV (a)(b)	47,605	1,845,646
Cummins, Inc.	59,665	5,501,710
Deere & Co.	56,492	4,660,025
Oshkosh Corp. (a)	101,558	2,785,736
Sauer-Danfoss, Inc.	27,928	1,122,985
Toro Co.	67,282	2,676,478
WABCO Holdings, Inc.	58,396	3,367,697
		29,454,070

Media - 0.09%
Cheil Worldwide, Inc. (b)	9,494	201,345
Cyfrowy Polsat SA (a)(b)	28,003	128,288
Global Mediacom Tbk PT (b)	825,500	176,500
Media Nusantara Citra Tbk PT (b)	660,500	178,931
		685,064

Metals & Mining - 0.19%
Grupo Mexico SAB de CV (b)	150,000	495,737
Jastrzebska Spolka Weglowa SA (b)	9,815	280,310
Jiangxi Copper Co., Ltd. (b)	68,000	170,703
KGHM Polska Miedz SA (b)	7,187	342,877
POSCO - ADR	2,765	225,458
		1,515,085

Multiline Retail - 2.39%
Big Lots, Inc. (a)	78,708	2,328,183
Dollar General Corp. (a)	69,821	3,598,574
Dollar Tree, Inc. (a)	87,594	4,228,600
Family Dollar Stores, Inc.	40,623	2,693,305
Target Corp.	95,211	6,043,042
		18,891,704

68	The Leuthold Funds - 2012 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2012

	Shares	Fair Value

COMMON STOCKS - 64.56% (continued)

Multi-Utilities - 0.01%
YTL Corp. Bhd (b)	151,100	$84,732

Office Electronics - 0.16%
Zebra Technologies Corp. - Class A (a)	34,911	1,310,559

Oil, Gas & Consumable Fuels - 3.87%
Bangchak Petroleum PCL (b)	249,800	197,674
Banpu PCL (b)	23,950	304,279
Chevron Corp.	34,911	4,069,226
China Petroleum & Chemical Corp. - ADR	5,362	495,556
CNOOC, Ltd. - ADR	1,669	338,356
CVR Energy, Inc. (a)	64,109	2,356,006
Delek US Holdings, Inc.	103,462	2,637,246
Exxon Mobil Corp.	54,587	4,991,981
Gazprom OAO - ADR (a)	27,935	281,526
HollyFrontier Corp.	66,647	2,750,522
Indo Tambangraya Megah Tbk PT (b)	46,500	204,008
Lukoil OAO - ADR	6,959	430,130
Marathon Petroleum Corp.	46,336	2,529,482
PTT PCL (b)	32,300	344,516
Sasol, Ltd. - ADR	8,178	364,575
SK Innovation Co., Ltd. (b)	3,459	519,737
Tesoro Corp. (a)	81,881	3,430,814
Valero Energy Corp.	87,594	2,774,978
Western Refining, Inc.	62,204	1,628,501
		30,649,113
Personal Products - 0.04%
AMOREPACIFIC Group (b)	721	319,817

	Shares	Fair Value

Pharmaceuticals - 6.73%
Allergan, Inc.	38,084	$3,487,733
Aspen Pharmacare Holdings, Ltd. (b)	12,584	216,546
Bristol-Myers Squibb Co.	148,529	5,012,854
Eli Lilly & Co.	109,175	5,175,987
Jazz Pharmaceuticals PLC (a)(b)	59,031	3,365,357
Kalbe Farma Tbk PT (b)	266,000	130,194
Merck & Co., Inc.	114,253	5,152,810
Mylan, Inc. (a)	183,439	4,475,911
Novartis AG - ADR	45,066	2,760,743
Novo Nordisk A/S - ADR	20,948	3,305,804
Pfizer, Inc.	315,465	7,839,305
Richter Gedeon Nyrt (b)	464	81,218
Sino Biopharmaceutical (b)	332,000	121,925
ViroPharma, Inc. (a)	99,654	3,011,544
Warner Chilcott PLC - Class A (b)	312,926	4,224,501
Watson Pharmaceuticals, Inc. (a)	57,126	4,864,850
		53,227,282

Real Estate Investment Trusts (REITs) - 4.60%
American Campus Communities, Inc.	75,873	3,329,307
Apartment Investment & Management Co. - Class A	164,774	4,282,476
BioMed Realty Trust, Inc.	124,156	2,324,201
Equity One, Inc.	134,119	2,824,546
HCP, Inc.	117,258	5,215,636
Home Properties, Inc.	52,881	3,240,019
Liberty Property Trust	95,033	3,443,996
Mack-Cali Realty Corp.	84,303	2,242,460
Realty Income Corp.	67,443	2,757,744
Regency Centers Corp.	78,938	3,846,649
Weingarten Realty Investors	104,229	2,929,877
		36,436,911

See Notes to the Financial Statements.	The Leuthold Funds - 2012 Annual Report	69

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2012

	Shares	Fair Value

COMMON STOCKS - 64.56% (continued)

Real Estate Management & Development - 0.28%
Alam Sutera Realty Tbk PT (b)	3,475,000	$178,913
Aliansce Shopping Centers SA (b)	31,000	336,722
BR Properties SA (b)	25,100	326,247
Bumi Serpong Damai PT (b)	3,186,000	374,251
Franshion Properties China, Ltd. (b)	556,000	169,116
Megaworld Corp. (b)	6,467,000	344,289
Multiplan Empreendimentos Imobiliarios SA (b)	11,300	332,214
UOL Group, Ltd. (b)	38,000	176,888
		2,238,640

Road & Rail - 4.33%
Canadian National Railway Co. (b)	55,222	4,872,237
Canadian Pacific Railway, Ltd. (b)	55,222	4,577,352
ComfortDelGro Corp., Ltd. (b)	168,000	234,355
CSX Corp.	228,506	4,741,499
Genesee & Wyoming, Inc. - Class A (a)	33,641	2,249,237
Kansas City Southern	43,162	3,270,816
Norfolk Southern Corp.	101,558	6,462,136
Union Pacific Corp.	66,013	7,835,743
		34,243,375

Semiconductors & Semiconductor Equipment - 0.14%
Samsung Electronics Co., Ltd. (b)	584	703,777
Spreadtrum Communications, Inc. - ADR	20,026	411,735
		1,115,512

	Shares	Fair Value

Software - 0.04%
Totvs SA (b)	14,800	$306,549

Specialty Retail - 3.64%
Aaron’s, Inc.	74,899	2,082,941
Bed Bath & Beyond, Inc. (a)	73,630	4,638,690
The Home Depot, Inc.	196,769	11,878,945
Lowe’s Cos, Inc.	151,702	4,587,468
Pier 1 Imports, Inc.	179,631	3,366,285
Williams-Sonoma, Inc.	51,414	2,260,674
		28,815,003

Textiles, Apparel & Luxury Goods - 0.02%
LG Fashion Corp. (b)	2,830	78,764
Shenzhou International Group Holdings, Ltd. (b)	52,000	88,818
		167,582

Thrifts & Mortgage Finance - 0.02%
Malaysia Building Society (b)	167,200	131,421

Trading Companies & Distributors - 0.29%
Applied Industrial Technologies, Inc.	55,222	2,287,847

Transportation Infrastructure - 0.06%
Airports of Thailand PCL (b)	105,600	272,257
Obrascon Huarte Lain Brasil SA (b)	22,800	207,728
		479,985

Water Utilities - 0.05%
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	3,283	266,612
Guangdong Investment, Ltd. (b)	124,000	97,956
		364,568

70	The Leuthold Funds - 2012 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2012

	Shares	Fair Value

COMMON STOCKS - 64.56% (continued)

Wireless Telecommunication Services - 0.31%
Advanced Info Service PCL (b)	28,200	$195,839
America Movil SAB de CV - ADR	17,109	435,253
China Mobile, Ltd. - ADR	4,887	270,544
ENTEL Chile SA (b)	14,755	307,483
Mobile Telesystems OJSC - ADR	21,865	383,075
MTN Group, Ltd. (b)	11,802	227,839
Tim Participacoes SA - ADR	20,254	389,282
Turkcell Iletisim Hizmetleri AS - ADR (a)	16,029	242,679
		2,451,994

TOTAL COMMON STOCKS (Cost $454,217,991)		$510,867,129

PREFERRED STOCKS - 0.17%

Commercial Banks - 0.02%
Itau Unibanco Holding SA - ADR	10,100	$154,328

Containers & Packaging - 0.04%
Klabin SA (b)	63,600	331,608

Electric Utilities - 0.02%
Cia Energetica de Minais Gerais (b)	14,600	177,166

Food & Staples Retailing - 0.04%
Cia Brasileira de Distribuicao Grupo Pao de Acucar - ADR	6,771	305,440

Metals & Mining - 0.05%
Vale SA - ADR	24,400	424,028

TOTAL PREFERRED STOCKS (Cost $1,450,476)		$1,392,570
	Shares	Fair Value

INVESTMENT COMPANIES - 15.73%

Exchange Traded Funds - 15.73%
iShares Barclays Aggregate Bond Fund	291,979	$32,833,038
iShares Barclays MBS Bond Fund	139,008	15,174,113
iShares iBoxx $ High Yield Corporate Bond Fund	85,055	7,856,530
iShares iBoxx Investment Grade Corporate Bond Fund	8,654	1,053,798
iShares JPMorgan USD Emerging Markets Bond Fund	101,558	12,314,923
iShares MSCI Emerging Markets Index Fund	154,615	6,388,692
PowerShares Emerging Markets Sovereign Debt Portfolio	126,455	3,880,904
PowerShares Senior Loan Portfolio	79,000	1,971,050
SPDR Barclays Capital International Treasury Bond ETF	103,463	6,368,148
SPDR Barclays Capital Short Term High Yield Bond ETF	65,000	1,978,535
Vanguard Total Bond Market ETF	406,867	34,644,725

TOTAL INVESTMENT COMPANIES (Cost $121,750,746)		$124,464,456

	Troy Ounces	Fair Value

PRECIOUS METALS - 5.44%
Gold Bullion (a)	24,228	$43,019,237

TOTAL PRECIOUS METALS (Cost $23,405,738)		$43,019,237

See Notes to the Financial Statements.	The Leuthold Funds - 2012 Annual Report	71

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued)
September 30, 2012

	Principal Amount	Fair Value

CORPORATE BONDS - 8.32%

Beverages - 0.27%
Dr. Pepper Snapple Group, Inc. 2.900%, 01/15/2016	$2,036,000	$2,156,417

Biotechnology - 0.21%
Amgen, Inc. 4.100%, 06/15/2021	1,538,000	1,674,393

Capital Markets - 0.70%
Goldman Sachs Group, Inc. 6.150%, 04/01/2018	2,540,000	2,964,635
Morgan Stanley 5.300%, 03/01/2013	2,530,000	2,574,538
		5,539,173

Chemicals - 0.25%
Dow Chemical Co. 7.600%, 05/15/2014	1,823,000	2,014,194

Computers & Peripherals - 0.31%
Hewlett-Packard Co. 4.750%, 06/02/2014	2,300,000	2,424,681

Consumer Finance - 0.43%
Capital One Financial Corp. 7.375%, 05/23/2014	1,502,000	1,653,079
SLM Corp. 6.250%, 01/25/2016	1,577,000	1,711,045
		3,364,124

Diversified Financial Services - 1.13%
Citigroup, Inc. 5.500%, 04/11/2013	2,540,000	2,602,146
Export-Import Bank of Korea 8.125%, 01/21/2014 (b)	1,880,000	2,046,352
Ford Motor Credit Co., LLC 3.000%, 06/12/2017	1,655,000	1,684,611
JPMorgan Chase & Co. 3.150%, 07/05/2016	2,500,000	2,644,223
		8,977,332

	Principal Amount	Fair Value

Diversified Telecommunication Services - 0.52%
AT&T, Inc. 5.100%, 09/15/2014	$2,368,000	$2,574,750
Cellco Partnership / Verizon Wireless Capital LLC 5.550%, 02/01/2014	1,450,000	1,542,367
		4,117,117

Electric Utilities - 0.68%
Duke Energy Corp. 3.950%, 09/15/2014	1,470,000	1,558,232
Exelon Corp. 4.900%, 06/15/2015	1,932,000	2,123,598
Oncor Electric Delivery Co. LLC 6.800%, 09/01/2018	1,377,000	1,699,433
		5,381,263

Health Care Providers & Services - 0.21%
Coventry Health Care, Inc. 5.950%, 03/15/2017	1,449,000	1,692,054

Industrial Conglomerates - 0.35%
General Electric Co. 5.250%, 12/06/2017	2,355,000	2,786,396

Insurance - 0.22%
Genworth Financial, Inc. 6.515%, 05/22/2018	1,681,000	1,710,977

Internet & Catalog Retail - 0.33%
Expedia, Inc. 7.456%, 08/15/2018	2,200,000	2,602,519

Media - 0.34%
Time Warner Cable, Inc. 8.250%, 04/01/2019	2,028,000	2,722,026

Metals & Mining - 0.27%
Nabors Industries, Inc. 9.250%, 01/15/2019	1,629,000	2,131,905

72	The Leuthold Funds - 2012 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund
Consolidated Schedule of Investments (continued) September 30, 2012

	Principal Amount	Fair Value

CORPORATE BONDS - 8.32% (continued)

Oil, Gas & Consumable Fuels - 0.91%
Anadarko Petroleum Corp. 5.950%, 09/15/2016	$1,856,000	$2,150,544
Enterprise Products Operating, LLC 5.600%, 10/15/2014	1,200,000	1,311,083
Petrobras International Finance Co. 6.125%, 10/06/2016 (b)	1,861,000	2,108,267
Petrohawk Energy Corp. 7.250%, 08/15/2018	1,458,000	1,656,409
		7,226,303

Pharmaceuticals - 0.20%
Hospira, Inc. 6.050%, 03/30/2017	1,336,000	1,544,806

Real Estate Investment Trusts (REITs) - 0.21%
Vornado Realty LP 4.250%, 04/01/2015	1,575,000	1,664,438

Semiconductors & Semiconductor Equipment - 0.21%
KLA-Tencor Corp. 6.900%, 05/01/2018	1,351,000	1,630,358

Software - 0.21%
BMC Software, Inc. 7.250%, 06/01/2018	1,368,000	1,647,846

Tobacco - 0.10%
Altria Group, Inc. 9.700%, 11/10/2018	537,000	769,146

Wireless Telecommunication Services - 0.26%
Rogers Communications, Inc. 6.375%, 03/01/2014 (b)	1,902,000	2,053,281
TOTAL CORPORATE BONDS (Cost $63,706,489)		$65,830,749

	Shares	Fair Value

RIGHTS - 0.00%

Multi-Utilities - 0.00%
YTL Corp. Bhd (a)(b)	10,073	$—

TOTAL RIGHTS (Cost $4,492)		$—

SHORT-TERM INVESTMENTS - 1.50%
Money Market Funds - 1.50%
Fidelity Institutional Money Market Fund - Government Portfolio 0.01% (c)	11,869,970	$11,869,970
TOTAL SHORT-TERM INVESTMENTS (Cost $11,869,970)		$11,869,970

Total Investments (Cost $676,405,902) - 95.72%		$757,444,111

Other Assets in Excess of Liabilities - 4.28% (d)		33,888,001
TOTAL NET ASSETS - 100.00%		$791,332,112

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2012.
(d)	All or a portion of the assets have been committed as collateral for open securities sold short.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	The Leuthold Funds - 2012 Annual Report	73

Leuthold Core Investment Fund
Consolidated Schedule of Securities Sold Short - (a)
September 30, 2012

	Shares	Fair Value

INVESTMENT COMPANIES - 2.48%
Exchange Traded Funds - 2.48%
iShares Russell 2000 Index Fund	235,167	$19,627,038
TOTAL INVESTMENT COMPANIES (Proceeds $19,310,588)		$19,627,038

TOTAL SECURITIES SOLD SHORT (Proceeds $19,310,588) - 2.48%		$19,627,038

Percentages are stated as a percent of net assets.
(a)	All securities sold short are non-income producing.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

74	The Leuthold Funds - 2012 Annual Report	See Notes to the Financial Statements.

Leuthold Asset Allocation Fund
Consolidated Schedule of Investments
September 30, 2012

	Shares	Fair Value

COMMON STOCKS - 65.07%

Aerospace & Defense - 0.75%
Aselsan Elektronik Sanayi Ve Ticaret AS (b)	52,656	$190,368
Embraer SA - ADR	8,846	235,481
L-3 Communications Holdings, Inc.	30,995	2,222,651
Raytheon Co.	35,763	2,044,213
		4,692,713

Airlines - 0.54%
AirAsia Bhd (b)	114,700	113,091
Southwest Airlines Co.	190,142	1,667,545
U.S. Airways Group, Inc. (a)	151,398	1,583,623
		3,364,259

Auto Components - 0.74%
Autoliv, Inc. (b)	29,803	1,846,892
Cooper Tire & Rubber Co.	138,881	2,663,738
Halla Climate Control Corp. (b)	5,940	122,446
		4,633,076

Automobiles - 0.31%
Dongfeng Motor Group Co., Ltd. (b)	82,000	95,287
Harley-Davidson, Inc.	33,379	1,414,268
Hyundai Motor Co. (b)	968	218,339
Tofas Turk Otomobil Fabrikasi AS (b)	37,749	190,939
		1,918,833

Beverages - 1.10%
Anheuser-Busch InBev NV - ADR	36,955	3,174,804
Molson Coors Brewing Co. - Class B	78,083	3,517,639
Tsingtao Brewery Co., Ltd. (b)	38,000	208,883
		6,901,326

	Shares	Fair Value

Biotechnology - 1.79%
Ariad Pharmaceuticals, Inc. (a)	46,492	$1,126,269
Biogen Idec, Inc. (a)	29,207	4,358,560
Celgene Corp. (a)	46,492	3,551,989
PDL BioPharma, Inc.	172,856	1,329,263
Vertex Pharmaceuticals, Inc. (a)	14,901	833,711
		11,199,792

Building Products - 0.01%
China Liansu Group Holdings, Ltd. (b)	118,000	61,034

Capital Markets - 1.28%
Ameriprise Financial, Inc.	33,379	1,892,255
Bank of New York Mellon Corp.	78,083	1,766,237
CETIP SA - Mercados Organizados (b)	18,500	242,104
Goldman Sachs Group, Inc.	12,517	1,422,933
Janus Capital Group, Inc.	184,181	1,738,669
KKR & Co. LP	63,182	954,680
		8,016,878

Chemicals - 2.25%
Aeci, Ltd. (b)	5,237	51,495
Agrium, Inc. (b)	45,300	4,686,738
CF Industries Holdings, Inc.	16,094	3,576,731
China BlueChemical, Ltd. (b)	202,000	119,121
China Lumena New Materials Corp. (b)	444,000	77,258
China Petrochemical Development Corp. (b)	174,000	146,760
FMC Corp.	35,763	1,980,555
Gubre Fabrikalari TAS (a)(b)	20,992	148,429
Huntsman Corp.	143,053	2,135,781
NewMarket Corp.	4,768	1,175,217
		14,098,085

See Notes to the Financial Statements.	The Leuthold Funds - 2012 Annual Report	75

Leuthold Asset Allocation Fund
Consolidated Schedule of Investments (continued)
September 30, 2012

	Shares	Fair Value

COMMON STOCKS - 65.07% (continued)

Commercial Banks - 5.07%
Bangkok Bank PCL (b)	77,800	$489,095
Bank of China, Ltd. (b)	1,264,000	478,460
BB&T Corp.	110,270	3,656,553
Canadian Imperial Bank of Commerce (b)	30,995	2,423,499
DBS Group Holdings, Ltd. (b)	41,000	478,890
Fifth Third Bancorp	178,221	2,764,208
Huntington Bancshares, Inc.	541,219	3,734,411
KeyCorp	320,678	2,802,726
M&T Bank Corp.	26,823	2,552,477
PNC Financial Services Group, Inc.	28,015	1,767,746
Sberbank of Russia (b)	27,540	324,510
Security Bank Corp. (b)	36,750	144,238
SunTrust Banks, Inc.	100,733	2,847,722
Turkiye Vakiflar Bankasi Tao (b)	82,215	177,738
Wells Fargo & Co.	206,236	7,121,329
		31,763,602

Commercial Services & Supplies - 0.16%
Avery Dennison Corp.	28,015	891,437
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA (b)	7,000	129,141
		1,020,578

Communications Equipment - 0.30%
Cisco Systems, Inc.	98,349	1,877,482

Computers & Peripherals - 3.00%
Apple, Inc.	7,153	4,772,911
Diebold, Inc.	22,650	763,532
Hewlett-Packard Co.	72,123	1,230,418
JCY International Bhd (b)	154,100	39,243
Lenovo Group, Ltd. (b)	558,000	460,016
Lite-On Technology Corp. (b)	147,000	189,338

	Shares	Fair Value

Computers & Peripherals - 3.00% (continued)
Pegatron Corp. (b)	245,000	$317,428
SanDisk Corp. (a)	61,990	2,692,226
Seagate Technology PLC (b)	269,418	8,351,958
		18,817,070

Construction & Engineering - 0.20%
KBR, Inc.	40,532	1,208,664
Tekfen Holding AS (b)	20,492	74,343
		1,283,007

Construction Materials - 0.07%
China Shanshui Cement Group, Ltd. (b)	218,000	140,747
Indocement Tunggal Prakarsa Tbk PT (b)	48,500	102,762
Semen Gresik Persero Tbk PT (b)	118,000	177,676
		421,185

Consumer Finance - 0.77%
Discover Financial Services	120,999	4,807,290

Distributors - 0.07%
Dogus Otomotiv Servis ve Ticaret AS (a)(b)	15,308	51,697
Imperial Holdings, Ltd. (b)	7,560	170,084
Jardine Cycle & Carriage, Ltd. (b)	3,000	117,101
Li & Fung, Ltd. (b)	76,000	117,196
		456,078

Diversified Financial Services - 0.20%
African Bank Investments, Ltd. (b)	19,164	76,249
CME Group, Inc.	20,862	1,195,393
		1,271,642

76	The Leuthold Funds - 2012 Annual Report	See Notes to the Financial Statements.

Leuthold Asset Allocation Fund
Consolidated Schedule of Investments (continued)
September 30, 2012

	Shares	Fair Value

COMMON STOCKS - 65.07% (continued)

Diversified Telecommunication Services - 0.94%
China Telecom Corp., Ltd. - ADR	2,648	$153,504
Hutchison Telecommunications Hong Kong Holdings, Ltd. (b)	138,000	60,897
Rostelecom OJSC - ADR	7,040	178,762
Telekomunikasi Indonesia Persero Tbk PT - ADR	3,720	144,820
Verizon Communications, Inc.	117,423	5,350,966
		5,888,949

Electric Utilities - 0.62%
PGE SA (b)	36,762	212,290
PPL Corp.	118,019	3,428,452
Tauron Polska Energia SA (b)	151,074	230,920
		3,871,662

Electrical Equipment - 0.19%
Babcock & Wilcox Co. (a)	47,088	1,199,331

Electronic Equipment, Instruments & Components - 0.52%
Corning, Inc.	200,275	2,633,616
Digital China Holdings, Ltd. (b)	186,000	295,180
E Ink Holdings, Inc. (b)	287,000	311,562
		3,240,358

Energy Equipment & Services - 0.88%
Ensco PLC - Class (b)	32,187	1,756,123
Helix Energy Solutions Group, Inc. (a)	30,399	555,390
Seadrill, Ltd. (b)	47,088	1,846,791
Transocean, Ltd. (b)	29,803	1,337,856
		5,496,160

	Shares	Fair Value

Food & Staples Retailing - 1.28%
BIM Birlesik Magazalar AS (b)	4,102	$171,137
CVS Caremark Corp.	75,103	3,636,487
Grupo Comercial Chedraui SA de CV (b)	20,900	53,258
Spar Group, Ltd. (b)	12,115	186,269
Wal-Mart Stores, Inc.	53,645	3,959,001
		8,006,152

Food Products - 1.18%
Archer-Daniels-Midland Co.	82,852	2,251,918
AVI, Ltd. (b)	25,990	186,382
Bunge, Ltd.	26,226	1,758,453
ConAgra Foods, Inc.	64,970	1,792,522
Cosan, Ltd. - Class A (a)(b)	16,991	269,477
Golden Agri-Resources, Ltd. (b)	401,000	214,367
Kulim Malaysia Bhd (b)	109,700	176,488
Lotte Samkang Co., Ltd. (b)	423	216,890
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT (b)	615,500	156,711
Thai Union Frozen Products PCL (b)	47,700	113,341
Tongaat Hulett, Ltd. (b)	16,867	283,211
		7,419,760

Gas Utilities - 0.02%
Perusahaan Gas Negara Persero Tbk PT (b)	232,000	99,715

Health Care Equipment & Supplies - 1.15%
Biosensors International Group, Ltd. (a)(b)	100,000	99,124
C.R. Bard, Inc.	18,478	1,933,723
Medtronic, Inc.	66,758	2,878,605
Mindray Medical International, Ltd. - ADR	2,852	95,856
Supermax Corp. Bhd (b)	142,900	96,204
Zimmer Holdings, Inc.	31,591	2,136,183
		7,239,695

See Notes to the Financial Statements.	The Leuthold Funds - 2012 Annual Report	77

Leuthold Asset Allocation Fund
Consolidated Schedule of Investments (continued)
September 30, 2012

	Shares	Fair Value

COMMON STOCKS - 65.07% (continued)

Health Care Providers & Services - 3.33%
Aetna, Inc.	60,202	$2,383,999
Bangkok Dusit Medical Services PCL (b)	32,400	113,084
Community Health Systems, Inc. (a)	85,236	2,483,777
DaVita, Inc. (a)	18,492	1,915,956
HCA Holdings, Inc.	129,940	4,320,505
KPJ Healthcare Bhd (b)	49,500	98,558
Life Healthcare Group Holdings, Ltd. (b)	66,896	255,572
Omnicare, Inc.	77,487	2,632,234
UnitedHealth Group, Inc.	32,783	1,816,506
WellCare Health Plans, Inc. (a)	35,167	1,988,694
WellPoint, Inc.	48,877	2,835,355
		20,844,240

Hotels, Restaurants & Leisure - 0.03%
Genting Bhd (b)	57,000	162,014

Household Durables - 0.09%
Even Construtora e Incorporadora SA (b)	45,300	174,742
Ez Tec Empreendimentos e Participacoes SA (b)	20,800	259,583
Haier Electronics Group Co., Ltd. (a)(b)	106,000	122,275
		556,600

Independent Power Producers & Energy Traders - 0.36%
AES Corp. (a)	203,255	2,229,707
First Gen Corp. (a)(b)	117,900	56,477
		2,286,184

	Shares	Fair Value

Industrial Conglomerates - 0.87%
Bidvest Group, Ltd. (b)	6,980	$172,674
General Electric Co.	175,241	3,979,723
Siemens AG - ADR	12,517	1,253,578
Sigdo Koppers SA (b)	32,505	79,078
		5,485,053

Insurance - 1.98%
ACE, Ltd. (b)	35,167	2,658,625
Brasil Insurance Participacoes e Administracao SA (b)	5,500	51,928
Everest Re Group, Ltd. (b)	17,882	1,912,659
LIG Insurance Co., Ltd. (b)	14,480	336,452
PICC Property & Casualty Co., Ltd. (a)(b)	436,000	531,222
Protective Life Corp.	42,916	1,124,829
Prudential Financial, Inc.	25,034	1,364,603
Sanlam, Ltd. (b)	62,734	283,473
Sun Life Financial, Inc. (b)	141,861	3,295,431
Validus Holdings, Ltd. (b)	25,630	869,113
		12,428,335

Internet Software & Services - 0.35%
Daum Communications Corp. (b)	3,544	360,726
NetEase, Inc. - ADR (a)	5,569	312,644
Sohu.com, Inc. (a)(b)	7,792	327,965
Yahoo!, Inc. (a)	75,699	1,209,291
		2,210,626

IT Services - 3.15%
Amdocs, Ltd. (a)	175,241	5,781,201
Cielo SA (b)	11,800	294,178
International Business Machines Corp.	17,882	3,709,621
Lender Processing Services, Inc.	63,778	1,778,768
Mastercard, Inc. - Class A	9,537	4,305,765
NeuStar, Inc. - Class A (a)	20,266	811,248
Visa, Inc. - Class A	22,650	3,041,442
		19,722,223

78	The Leuthold Funds - 2012 Annual Report	See Notes to the Financial Statements.

Leuthold Asset Allocation Fund
Consolidated Schedule of Investments (continued)
September 30, 2012

	Shares	Fair Value

COMMON STOCKS - 65.07% (continued)

Leisure Equipment & Products - 0.37%
Hasbro, Inc.	60,798	$2,320,660

Life Sciences Tools & Services - 0.32%
Life Technologies Corp. (a)	39,340	1,922,939
WuXi PharmaTech Cayman, Inc. - ADR (a)	6,894	102,928
		2,025,867
Machinery - 1.78%
Cummins, Inc.	28,015	2,583,263
Eaton Corp.	72,719	3,436,700
Oshkosh Corp. (a)	57,221	1,569,572
Timken Co.	44,108	1,639,053
Valmont Industries, Inc.	14,901	1,959,482
		11,188,070
Media - 0.09%
Cheil Worldwide, Inc. (b)	7,565	160,435
Cyfrowy Polsat SA (a)(b)	22,311	102,212
Global Mediacom Tbk PT (b)	658,000	140,687
Media Nusantara Citra Tbk PT (b)	526,500	142,630
		545,964
Metals & Mining - 0.93%
Alcoa, Inc.	241,999	2,141,691
Grupo Mexico SAB de CV (b)	119,500	394,937
Jastrzebska Spolka Weglowa SA (b)	7,820	223,335
Jiangxi Copper Co., Ltd. (b)	54,000	135,558
KGHM Polska Miedz SA (b)	5,726	273,176
POSCO - ADR	2,203	179,633
Reliance Steel & Aluminum Co.	47,684	2,496,257
		5,844,587

	Shares	Fair Value

Multiline Retail - 0.69%
Kohl’s Corp.	35,167	$1,801,254
Target Corp.	39,340	2,496,910
		4,298,164
Multi-Utilities - 0.70%
Alliant Energy Corp.	100,137	4,344,944
YTL Corp. Bhd (b)	120,400	67,516
		4,412,460
Office Electronics - 0.09%
Canon, Inc. - ADR	16,690	534,247

Oil, Gas & Consumable Fuels - 5.17%
Bangchak Petroleum PCL (b)	199,000	157,474
Banpu PCL (b)	19,050	242,026
Chevron Corp.	69,142	8,059,191
China Petroleum & Chemical Corp. - ADR	4,272	394,818
CNOOC, Ltd. - ADR	1,330	269,631
ConocoPhillips	68,546	3,919,460
Devon Energy Corp.	39,936	2,416,128
Encana Corp. (b)	122,192	2,678,449
Exxon Mobil Corp.	39,936	3,652,147
Gazprom OAO - ADR (a)	22,257	224,303
Indo Tambangraya Megah Tbk PT (b)	37,000	162,329
Lukoil OAO - ADR	5,545	342,732
Peabody Energy Corp.	22,054	491,584
Petroleo Brasileiro SA - ADR	39,936	916,132
Phillips 66	33,975	1,575,421
PTT PCL (b)	25,700	274,119
Royal Dutch Shell PLC - ADR	48,281	3,351,184
Sasol, Ltd. - ADR	22,610	1,007,954
SK Innovation Co., Ltd. (b)	2,756	414,107
Statoil ASA - ADR	72,123	1,860,052
		32,409,241

See Notes to the Financial Statements.	The Leuthold Funds - 2012 Annual Report	79

Leuthold Asset Allocation Fund
Consolidated Schedule of Investments (continued)
September 30, 2012

	Shares	Fair Value

COMMON STOCKS - 65.07% (continued)

Personal Products - 0.39%
AMOREPACIFIC Group (b)	575	$255,055
Avon Products, Inc.	135,901	2,167,621
		2,422,676
Pharmaceuticals - 4.24%
Aspen Pharmacare Holdings, Ltd. (b)	10,026	172,528
Eli Lilly & Co.	105,502	5,001,850
GlaxoSmithKline PLC - ADR	39,340	1,819,082
Kalbe Farma Tbk PT (b)	212,500	104,008
Merck & Co., Inc.	178,817	8,064,647
Nektar Therapeutics (a)	94,177	1,005,810
Pfizer, Inc.	160,339	3,984,424
Questcor Pharmaceuticals, Inc. (a)	59,606	1,102,711
Richter Gedeon Nyrt (b)	369	64,589
Shire PLC - ADR	26,823	2,379,200
Sino Biopharmaceutical (b)	264,000	96,952
Teva Pharmaceutical Industries, Ltd. - ADR	67,950	2,813,810
		26,609,611
Professional Services - 0.12%
Manpower, Inc.	20,266	745,789

Real Estate Investment Trusts (REITs) - 4.64%
American Campus Communities, Inc.	60,557	2,657,241
Apartment Investment & Management Co. - Class A	131,513	3,418,023
BioMed Realty Trust, Inc.	99,094	1,855,039
Equity One, Inc.	107,046	2,254,389
HCP, Inc.	93,589	4,162,839
Home Properties, Inc.	42,207	2,586,023
Liberty Property Trust	75,850	2,748,804
Mack-Cali Realty Corp.	67,286	1,789,807

	Shares	Fair Value

Real Estate Investment Trusts (REITs) - 4.64% (continued)
Realty Income Corp.	53,829	$2,201,068
Regency Centers Corp.	63,004	3,070,185
Weingarten Realty Investors	83,190	2,338,471
		29,081,889
Real Estate Management & Development - 0.73%
Alam Sutera Realty Tbk PT (b)	2,768,500	142,538
Aliansce Shopping Centers SA (b)	24,700	268,292
Altisource Portfolio Solutions SA (a)(b)	19,670	1,696,538
BR Properties SA (b)	20,000	259,958
Bumi Serpong Damai PT (b)	2,538,500	298,191
Franshion Properties China, Ltd. (b)	444,000	135,050
Megaworld Corp. (b)	5,153,000	274,334
Multiplan Empreendimentos Imobiliarios SA (b)	9,000	264,595
The St. Joe Co. (a)	57,221	1,115,809
UOL Group, Ltd. (b)	30,000	139,648
		4,594,953
Road & Rail - 1.04%
Canadian Pacific Railway, Ltd. (b)	23,246	1,926,861
ComfortDelGro Corp., Ltd. (b)	134,000	186,926
Kansas City Southern	22,650	1,716,417
Old Dominion Freight Line, Inc. (a)	88,216	2,660,594
		6,490,798

80	The Leuthold Funds - 2012 Annual Report	See Notes to the Financial Statements.

Leuthold Asset Allocation Fund
Consolidated Schedule of Investments (continued)
September 30, 2012

	Shares	Fair Value

COMMON STOCKS - 65.07% (continued)

Semiconductors & Semiconductor Equipment - 0.97%
Applied Materials, Inc.	193,122	$2,156,207
Intel Corp.	64,374	1,460,002
Samsung Electronics Co., Ltd. (b)	465	560,371
Spreadtrum Communications, Inc. - ADR	15,956	328,056
TriQuint Semiconductor, Inc. (a)	317,102	1,601,365
		6,106,001
Software - 1.72%
Activision Blizzard, Inc.	142,457	1,606,915
CA, Inc.	51,261	1,320,740
Electronic Arts, Inc. (a)	86,428	1,096,771
Microsoft Corp.	218,753	6,514,464
Totvs SA (b)	11,800	244,411
		10,783,301
Specialty Retail - 2.65%
Advance Auto Parts, Inc.	22,650	1,550,166
Foot Locker, Inc.	114,443	4,062,726
The Home Depot, Inc.	65,566	3,958,219
Lowe’s Cos, Inc.	60,798	1,838,532
O’Reilly Automotive, Inc. (a)	23,246	1,943,831
Staples, Inc.	84,044	968,187
TJX Cos, Inc.	50,665	2,269,285
		16,590,946
Textiles, Apparel & Luxury Goods - 0.02%
LG Fashion Corp. (b)	2,260	62,899
Shenzhou International Group Holdings, Ltd. (b)	41,000	70,030
		132,929

	Shares	Fair Value

Thrifts & Mortgage Finance - 0.32%
Malaysia Building Society (b)	133,200	$104,697
New York Community Bancorp, Inc.	135,901	1,924,358
		2,029,055
Tobacco - 0.87%
Philip Morris International, Inc.	32,187	2,894,899
Reynolds American, Inc.	59,606	2,583,324
		5,478,223
Trading Companies & Distributors - 0.19%
WESCO International, Inc. (a)	20,862	1,193,306

Transportation Infrastructure - 0.06%
Airports of Thailand PCL (b)	84,100	216,826
Obrascon Huarte Lain Brasil SA (b)	18,100	164,906
		381,732
Water Utilities - 0.20%
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	14,537	1,180,550
Guangdong Investment, Ltd. (b)	98,000	77,417
		1,257,967
Wireless Telecommunication Services - 1.22%
Advanced Info Service PCL (b)	22,500	156,254
America Movil SAB de CV - ADR	13,632	346,798
China Mobile, Ltd. - ADR	35,485	1,964,450
ENTEL Chile SA (b)	11,756	244,986
Mobile Telesystems OJSC - ADR	17,421	305,216
MTN Group, Ltd. (b)	9,403	181,526
NII Holdings, Inc. (a)	82,256	645,710
Tim Participacoes SA - ADR	16,137	310,153
Turkcell Iletisim Hizmetleri AS - ADR (a)	12,771	193,353
Vodafone Group PLC - ADR	116,231	3,312,002
		7,660,448

TOTAL COMMON STOCKS (Cost $358,213,813)		$407,899,871

See Notes to the Financial Statements.	The Leuthold Funds - 2012 Annual Report	81

Leuthold Asset Allocation Fund
Consolidated Schedule of Investments (continued)
September 30, 2012

	Shares	Fair Value

PREFERRED STOCKS - 0.18%
Commercial Banks - 0.02%
Itau Unibanco Holding SA - ADR	8,100	$123,768

Containers & Packaging - 0.04%
Klabin SA (b)	50,700	264,348

Electric Utilities - 0.02%
Cia Energetica de Minas Gerais (b)	11,600	140,762

Food & Staples Retailing - 0.04%
Cia Brasileira de Distribuicao Grupo Pao de Acucar - ADR	5,395	243,368

Metals & Mining - 0.06%
Vale SA - ADR	19,400	337,138
TOTAL PREFERRED STOCKS (Cost $1,155,261)		$1,109,384

	Principal Amount	Fair Value

INVESTMENT COMPANIES - 15.72%
Exchange Traded Funds - 15.72%
iShares Barclays Aggregate Bond Fund	233,654	$26,274,392
iShares Barclays MBS Bond Fund	110,866	12,102,132
iShares iBoxx $ High Yield Corporate Bond Fund	67,950	6,276,541
iShares JPMorgan USD Emerging Markets Bond Fund	81,064	9,829,821
iShares MSCI Emerging Markets Index Fund	123,385	5,098,268
PowerShares Emerging Markets Sovereign Debt Portfolio	100,137	3,073,205
PowerShares Senior Loan Portfolio	62,000	1,546,900
SPDR Barclays Capital International Treasury Bond ETF	82,256	5,062,857
SPDR Barclays Capital Short Term High Yield Bond ETF	51,000	1,552,389
Vanguard Total Bond Market ETF	325,447	27,711,812
TOTAL INVESTMENT COMPANIES (Cost $96,439,120)		$98,528,317

	Troy Ounces	Fair Value

PRECIOUS METALS - 5.46%
Gold Bullion (a)	19,292	$34,254,042
TOTAL PRECIOUS METALS (Cost $18,356,479)		$34,254,042

82	The Leuthold Funds - 2012 Annual Report	See Notes to the Financial Statements.

Leuthold Asset Allocation Fund
Consolidated Schedule of Investments (continued)
September 30, 2012

	Principal Amount	Fair Value

CORPORATE BONDS - 8.63%
Beverages - 0.28%
Dr. Pepper Snapple Group, Inc. 2.900%, 01/15/2016	$1,679,000	$1,778,303

Biotechnology - 0.22%
Amgen, Inc. 4.100%, 06/15/2021	1,269,000	1,381,537

Capital Markets - 0.73%
Goldman Sachs Group, Inc. 6.150%, 04/01/2018	2,095,000	2,445,240
Morgan Stanley 5.300%, 03/01/2013	2,087,000	2,123,740
		4,568,980
Chemicals - 0.27%
Dow Chemical Co. 7.600%, 05/15/2014	1,504,000	1,661,738

Computers & Peripherals - 0.30%
Hewlett-Packard Co. 4.750%, 06/02/2014	1,800,000	1,897,576

Consumer Finance - 0.44%
Capital One Financial Corp. 7.375%, 05/23/2014	1,239,000	1,363,625
SLM Corp. 6.250%, 01/25/2016	1,301,000	1,411,585
		2,775,210
Diversified Financial Services - 1.18%
Citigroup, Inc. 5.500%, 04/11/2013	2,095,000	2,146,258
Export-Import Bank of Korea 8.125%, 01/21/2014 (b)	1,551,000	1,688,240
Ford Motor Credit Co., LLC 3.000%, 06/12/2017	1,365,000	1,389,423
JPMorgan Chase & Co. 3.150%, 07/05/2016	2,062,000	2,180,955
		7,404,876

	Principal Amount	Fair Value

Diversified Telecommunication Services - 0.54%
AT&T, Inc. 5.100%, 09/15/2014	$1,953,000	$2,123,516
Cellco Partnership / Verizon Wireless Capital LLC 5.550%, 02/01/2014	1,196,000	1,272,186
		3,395,702
Electric Utilities - 0.71%
Duke Energy Corp. 3.950%, 09/15/2014	1,213,000	1,285,807
Exelon Corp. 4.900%, 06/15/2015	1,594,000	1,752,079
Oncor Electric Delivery Co. LLC 6.800%, 09/01/2018	1,136,000	1,402,001
		4,439,887
Health Care Providers & Services - 0.22%
Coventry Health Care, Inc. 5.950%, 03/15/2017	1,195,000	1,395,448

Industrial Conglomerates - 0.37%
General Electric Co. 5.250%, 12/06/2017	1,942,000	2,297,741

Insurance - 0.23%
Genworth Financial, Inc.
6.515%, 05/22/2018	1,387,000	1,411,734

Internet & Catalog Retail - 0.32%
Expedia, Inc. 7.456%, 08/15/2018	1,700,000	2,011,037

Media - 0.36%
Time Warner Cable, Inc. 8.250%, 04/01/2019	1,673,000	2,245,537

Metals & Mining - 0.28%
Nabors Industries, Inc. 9.250%, 01/15/2019	1,344,000	1,758,920

See Notes to the Financial Statements.	The Leuthold Funds - 2012 Annual Report	83

Leuthold Asset Allocation Fund
Consolidated Schedule of Investments (continued)
September 30, 2012

	Shares	Fair Value

CORPORATE BONDS - 8.63% (continued)
Oil, Gas & Consumable Fuels - 0.95%
Anadarko Petroleum Corp. 5.950%, 09/15/2016	$1,531,000	$1,773,967
Enterprise Products Operating, LLC 5.600%, 10/15/2014	990,000	1,081,643
Petrobras International Finance Co. 6.125%, 10/06/2016 (b)	1,535,000	1,738,952
Petrohawk Energy Corp. 7.250%, 08/15/2018	1,203,000	1,366,708
		5,961,270
Pharmaceuticals - 0.20%
Hospira, Inc. 6.050%, 03/30/2017	1,102,000	1,274,234

Real Estate Investment Trusts (REITs) - 0.22%
Vornado Realty LP 4.250%, 04/01/2015	1,299,000	1,372,765

Semiconductors & Semiconductor Equipment - 0.21%
KLA-Tencor Corp. 6.900%, 05/01/2018	1,115,000	1,345,559

Software - 0.22%
BMC Software, Inc. 7.250%, 06/01/2018	1,129,000	1,359,955

Tobacco - 0.11%
Altria Group, Inc. 9.700%, 11/10/2018	470,000	673,182

Wireless Telecommunication Services - 0.27%
Rogers Communications, Inc. 6.375%, 03/01/2014 (b)	1,569,000	1,693,795

TOTAL CORPORATE BONDS (Cost $52,360,239)		$54,104,986

	Shares	Fair Value

RIGHTS - 0.00%
Multi-Utilities - 0.00%
YTL Corp. Bhd (a)(b)	8,027	$—
TOTAL RIGHTS (Cost $3,580)		$—

SHORT-TERM INVESTMENTS - 0.78%
Money Market Funds - 0.78%
Fidelity Institutional Money Market Fund - Government Portfolio 0.01% (c)	4,878,903	$4,878,903
TOTAL SHORT-TERM INVESTMENTS (Cost $4,878,903)		$4,878,903

Total Investments (Cost $531,407,395) - 95.84%		$600,775,503

Other Assets in Excess of Liabilities - 4.16% (d)		26,108,085

TOTAL NET ASSETS - 100.00%		$626,883,588

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a) Non-income producing security.
(b) Foreign issued security.
(c) The rate quoted is the annualized seven-day yield as of September 30, 2012.
(d) All or a portion of the assets have been committed as collateral for open securities sold short.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

84	The Leuthold Funds - 2012 Annual Report	See Notes to the Financial Statements.

Leuthold Asset Allocation Fund
Consolidated Schedule of Securities Sold Short - (a)
September 30, 2012

	Shares	Fair Value

INVESTMENT COMPANIES - 2.51%
Exchange Traded Funds - 2.51%
iShares Russell 2000 Index Fund	188,645	$15,744,312
TOTAL INVESTMENT COMPANIES (Proceeds $15,490,463)		$15,744,312

TOTAL SECURITIES SOLD SHORT (Proceeds $15,490,463) - 2.51%		$15,744,312

Percentages are stated as a percent of net assets.
(a) All securities sold short are non-income producing.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	The Leuthold Funds - 2012 Annual Report	85

Leuthold Global Fund
Consolidated Schedule of Investments
September 30, 2012

	Shares	Fair Value

COMMON STOCKS - 62.90%
Airlines - 2.68%
Alaska Air Group, Inc. (a)	31,070	$1,089,314
China Eastern Airlines Corp., Ltd. (a)(b)	1,618,000	490,270
China Southern Airlines Co., Ltd. (a)(b)	1,144,000	500,290
Copa Holdings SA - Class A (b)	14,517	1,179,797
easyJet PLC (b)	128,674	1,209,347
JetBlue Airways Corp. (a)	206,363	988,479
Ryanair Holdings PLC - ADR (a)	38,154	1,230,466
Southwest Airlines Co.	125,243	1,098,381
U.S. Airways Group, Inc. (a)	89,320	934,287
United Continental Holdings, Inc. (a)	52,393	1,021,664
Westjet Airlines, Ltd. (b)	36,095	640,685
		10,382,980
Auto Components - 4.59%
Brembo SpA (b)	54,992	555,810
Cie Generale des Etablissements Michelin (b)	30,172	2,362,519
Continental AG (a)(b)	22,846	2,240,611
Cooper Tire & Rubber Co.	56,584	1,085,281
Dana Holding Corp.	81,792	1,006,042
Faurecia (b)	59,134	978,115
GKN PLC (b)	327,711	1,139,459
Leoni AG (b)	29,783	1,115,109
Magna International, Inc. (b)	38,787	1,677,926
Plastic Omnium SA (b)	21,328	530,719
Showa Corp. (a)(b)	128,400	1,131,502
Sumitomo Rubber Industries, Ltd. (b)	91,100	1,083,409
Tianneng Power International, Ltd. (b)	970,000	587,092
TRW Automotive Holdings Corp. (a)	51,730	2,261,118
		17,754,712

	Shares	Fair Value

Chemicals - 4.59%
Agrium, Inc. (b)	23,540	$2,435,448
CF Industries Holdings, Inc.	11,128	2,473,087
Chr. Hansen Holding A/S (b)	66,380	1,994,770
Dongyue Group (b)	1,966,000	865,932
Innophos Holdings, Inc.	21,141	1,025,127
Mosaic Co.	40,190	2,315,346
Nippon Shokubai Co., Ltd. (b)	126,000	1,409,200
Rockwood Holdings, Inc.	39,117	1,822,852
Yara International ASA (b)	46,650	2,342,466
Zeon Corp. (b)	153,000	1,063,827
		17,748,055
Commercial Banks - 6.69%
Bank of the Ozarks, Inc.	39,493	1,361,324
BB&T Corp.	104,032	3,449,701
Fifth Third Bancorp	256,413	3,976,966
First Citizens BancShares, Inc. - Class A	3,191	519,814
Fulton Financial Corp.	119,270	1,176,002
Hachijuni Bank, Ltd. (b)	81,000	449,090
Huntington Bancshares, Inc.	542,097	3,740,469
International Bancshares Corp.	30,220	575,691
KeyCorp	420,801	3,677,801
Laurentian Bank of Canada (b)	11,432	538,168
National Penn Bancshares, Inc.	122,844	1,119,109
PNC Financial Services Group, Inc.	46,731	2,948,726
San-In Godo Bank, Ltd. (b)	68,000	495,167
Webster Financial Corp.	77,383	1,833,977
		25,862,005
Computers & Peripherals - 1.20%
Apple, Inc.	3,347	2,233,319
Gemalto NV (b)	27,305	2,401,448
		4,634,767

86	The Leuthold Funds - 2012 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund
Consolidated Schedule of Investments (continued) September 30, 2012

	Shares	Fair Value

COMMON STOCKS - 62.90% (continued)

Consumer Finance - 4.74%
Capital One Financial Corp.	53,243	$3,035,384
Cash America International, Inc.	51,207	1,975,054
Credit Acceptance Corp. (a)	36,858	3,151,728
Credit Saison Co., Ltd. (b)	85,100	2,056,001
Discover Financial Services	134,363	5,338,242
International Personal Finance PLC (b)	281,361	1,364,525
Provident Financial PLC (b)	64,288	1,426,785
		18,347,719

Diversified Telecommunication Services - 4.46%
Asia Pacific Telecom Co., Ltd. (a)(b)	1,900,000	1,133,641
BT Group PLC (b)	450,413	1,679,029
Elisa OYJ (b)	25,996	588,275
France Telecom SA - ADR	90,664	1,107,914
Jasmine International PCL (b)	20,083,300	2,525,562
Manitoba Telecom Services, Inc. (b)	34,266	1,176,358
Telecom Corp. of New Zealand, Ltd. (b)	595,145	1,171,735
Telefonica SA - ADR	118,477	1,573,375
Telekom Malaysia Bhd (b)	588,500	1,190,059
Telekomunikasi Indonesia Persero Tbk PT - ADR	29,207	1,137,028
Telstra Corp., Ltd. (b)	424,445	1,720,699
Time dotCom Bhd (b)	536,200	542,458
Verizon Communications, Inc.	37,345	1,701,812
		17,247,945

Health Care Providers & Services - 5.51%
Bangkok Dusit Medical Services PCL (b)	723,100	2,523,800
Community Health Systems, Inc. (a)	88,093	2,567,030
HCA Holdings, Inc.	79,544	2,644,838

	Shares	Fair Value

Health Care Providers & Services - 5.51% (continued)
Health Management Associates, Inc. - Class A (a)	158,991	$1,333,935
KPJ Healthcare Bhd (b)	592,500	1,179,711
Life Healthcare Group Holdings, Ltd. (b)	298,012	1,138,537
LifePoint Hospitals, Inc. (a)	57,176	2,445,989
Netcare, Ltd. (b)	1,134,830	2,436,604
Ramsay Health Care, Ltd. (b)	48,279	1,200,180
Select Medical Holdings Corp. (a)	114,157	1,281,983
Universal Health Services, Inc. - Class B	55,851	2,554,066
		21,306,673

Insurance - 8.22%
Allianz SE (b)	18,637	2,222,714
Alterra Capital Holdings, Ltd. (b)	47,052	1,126,425
American International Group, Inc. (a)	68,005	2,229,884
Arch Capital Group, Ltd. (a)(b)	28,881	1,203,760
Assurant, Inc.	31,397	1,171,108
Endurance Specialty Holdings, Ltd. (b)	30,903	1,189,766
Everest Re Group, Ltd. (b)	21,420	2,291,083
Genworth Financial, Inc. - Class A (a)	211,663	1,106,998
Gjensidige Forsikring ASA (b)	83,125	1,154,903
Hannover Rueckversicherung AG (a)(b)	37,652	2,409,418
Muenchener Rueckversicherungs AG (b)	15,870	2,481,472
PartnerRe, Ltd. (b)	29,801	2,213,618
Powszechny Zaklad Ubezpieczen SA (b)	10,341	1,163,227
Reinsurance Group of America, Inc.	40,400	2,337,948

See Notes to the Financial Statements.	The Leuthold Funds - 2012 Annual Report	87

Leuthold Global Fund
Consolidated Schedule of Investments (continued)
September 30, 2012

	Shares	Fair Value

COMMON STOCKS - 62.90% (continued)

Insurance - 8.22% (continued)
SCOR SE (b)	89,808	$2,314,928
Swiss Re AG (b)	35,937	2,312,323
Validus Holdings, Ltd. (b)	67,677	2,294,927
Vienna Insurance Group AG Wiener Versicherung Gruppe (b)	13,510	573,677
		31,798,179

Leisure Equipment & Products - 1.81%
Hasbro, Inc.	40,330	1,539,396
Mattel, Inc.	53,634	1,902,934
Merida Industry Co., Ltd. (b)	296,700	1,087,429
Nikon Corp. (b)	46,000	1,264,875
Tamron Co., Ltd. (b)	39,000	1,190,730
		6,985,364

Office Electronics - 0.40%
Xerox Corp.	210,616	1,545,921

Oil, Gas & Consumable Fuels - 3.36%
BP PLC - ADR	48,014	2,033,873
Chevron Corp.	16,191	1,887,223
China Petroleum & Chemical Corp. - ADR	15,410	1,424,192
Polskie Gornictwo Naftowe i Gazownictwo SA (b)	1,078,912	1,371,428
PTT PCL (b)	114,400	1,220,204
Royal Dutch Shell PLC - ADR	24,488	1,699,712
Statoil ASA - ADR	62,991	1,624,538
Suncor Energy, Inc. (b)	53,048	1,742,627
		13,003,797

Paper & Forest Products - 0.01%
China Forestry Holdings Co., Ltd. (a)(b)(d)(e)	2,484,000	48,052

	Shares	Fair Value

Pharmaceuticals - 0.94%
Abbott Laboratories	17,376	$1,191,299
Eli Lilly & Co.	51,793	2,455,506
		3,646,805

Real Estate Investment Trusts (REITs) - 4.86%
American Campus Communities, Inc.	39,179	1,719,175
Apartment Investment & Management Co. - Class A	85,087	2,211,411
BioMed Realty Trust, Inc.	64,112	1,200,177
Equity One, Inc.	69,257	1,458,552
HCP, Inc.	60,550	2,693,264
Home Properties, Inc.	27,307	1,673,100
Liberty Property Trust	49,073	1,778,406
Mack-Cali Realty Corp.	43,533	1,157,978
Realty Income Corp.	34,826	1,424,035
Regency Centers Corp.	40,762	1,986,332
Weingarten Realty Investors	53,822	1,512,936
		18,815,366

Road & Rail - 3.96%
Amerco, Inc.	7,865	836,521
ComfortDelGro Corp., Ltd. (b)	572,000	797,921
CSX Corp.	72,516	1,504,707
DSV A/S (b)	51,026	1,145,520
Firstgroup PLC (b)	198,972	771,268
Go-Ahead Group PLC (b)	24,335	516,636
Guangshen Railway Co., Ltd. (b)	1,200,000	387,227
Hitachi Transport System, Ltd. (b)	29,300	490,966
MTR Corp., Ltd. (b)	314,000	1,187,053
Nippon Express Co., Ltd. (b)	251,000	950,725
Norfolk Southern Corp.	26,134	1,662,906
Ryder System, Inc.	20,081	784,364
Sankyu, Inc. (b)	139,000	524,743

88	The Leuthold Funds - 2012 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund
Consolidated Schedule of Investments (continued)
September 30, 2012

	Shares	Fair Value

COMMON STOCKS - 62.90% (continued)

Road & Rail - 3.96% (continued)
Seino Holdings Co., Ltd. (b)	94,000	$595,104
Stagecoach Group PLC (b)	162,756	738,930
Tokyu Corp. (b)	209,000	998,344
TransForce, Inc. (b)	28,101	497,363
Werner Enterprises, Inc.	42,840	915,491
		15,305,789

Trading Companies & Distributors - 1.90%
Applied Industrial Technologies, Inc.	64,790	2,684,250
Travis Perkins PLC (b)	101,132	1,704,509
WESCO International, Inc. (a)	51,835	2,964,962
		7,353,721

Water Utilities - 0.67%
Cia de Saneamento Basico do Estado de Sao Paulo (b)	63,300	2,575,714

Wireless Telecommunication Services - 2.31%
Axiata Group Bhd (b)	1,338,400	2,842,065
MTN Group, Ltd. (b)	131,672	2,541,945
Tim Participacoes SA - ADR	41,111	790,153
Total Access Communication PCL (b)	923,700	2,771,477
		8,945,640
TOTAL COMMON STOCKS (Cost $221,290,238)		$243,309,204

PREFERRED STOCKS - 0.76%

Diversified Telecommunication Services - 0.76%
Oi SA - ADR	305,035	$1,226,241
Telefonica Brasil SA - ADR	79,647	1,731,526
TOTAL PREFERRED STOCKS (Cost $2,865,946)		$2,957,767

	Shares	Fair Value

INVESTMENT COMPANIES - 9.27%

Exchange Traded Funds - 9.27%
iShares Barclays MBS Bond Fund	108,418	$11,834,909
iShares iBoxx $ High Yield Corporate Bond Fund	54,389	5,023,912
iShares JPMorgan USD Emerging Markets Bond Fund	30,805	3,735,414
PowerShares Build America Bond Portfolio	202,970	6,101,278
PowerShares Emerging Markets Sovereign Debt Portfolio	137,700	4,226,013
PowerShares Senior Loan Portfolio	37,881	945,131
SPDR Barclays Capital International Treasury Bond ETF	49,645	3,055,649
SPDR Barclays Capital Short Term High Yield Bond ETF	30,658	933,199
TOTAL INVESTMENT COMPANIES (Cost $34,319,054)		$35,855,505

	Troy Ounces	Fair Value

PRECIOUS METALS - 4.86%
Gold Bullion (a)	10,580	$18,785,720
TOTAL PRECIOUS METALS (Cost $12,371,574)		$18,785,720

See Notes to the Financial Statements.	The Leuthold Funds - 2012 Annual Report	89

Leuthold Global Fund
Consolidated Schedule of Investments (continued)
September 30, 2012

	Principal Amount	Fair Value

CORPORATE BONDS - 7.26%

Beverages - 0.24%
Dr. Pepper Snapple Group, Inc. 2.900%, 01/15/2016	$886,000	$938,402

Biotechnology - 0.21%
Amgen, Inc. 4.100%, 06/15/2021	731,000	795,826

Capital Markets - 0.30%
Morgan Stanley 5.300%, 03/01/2013	1,120,000	1,139,716

Chemicals - 0.23%
Dow Chemical Co. 7.600%, 05/15/2014	793,000	876,169

Computers & Peripherals - 0.27%
Hewlett-Packard Co. 4.750%, 06/02/2014	$1,000,000	1,054,209

Consumer Finance - 0.41%
Capital One Financial Corp. 7.375%, 05/23/2014	713,000	784,717
SLM Corp. 6.250%, 01/25/2016	749,000	812,665
		1,597,382

Diversified Financial Services - 1.04%
Citigroup, Inc. 5.500%, 04/11/2013	1,100,000	1,126,914
Export-Import Bank of Korea 8.125%, 01/21/2014 (b)	818,000	890,381
Ford Motor Credit Co., LLC 3.000%, 06/12/2017	786,000	800,063
JPMorgan Chase & Co. 3.150%, 07/05/2016	1,120,000	1,184,612
		4,001,970

	Principal Amount	Fair Value

Diversified Telecommunication Services - 0.46%
AT&T, Inc. 5.100%, 09/15/2014	1,031,000	$1,121,017
Cellco Partnership / Verizon Wireless Capital LLC 5.550%, 02/01/2014	631,000	671,195
		1,792,212

Electric Utilities - 0.62%
Duke Energy Corp. 3.950%, 09/15/2014	640,000	678,414
Exelon Corp. 4.900%, 06/15/2015	841,000	924,403
Oncor Electric Delivery Co. LLC 6.800%, 09/01/2018	654,000	807,138
		2,409,955

Health Care Providers & Services - 0.21%
Coventry Health Care, Inc. 5.950%, 03/15/2017	$689,000	804,572

Industrial Conglomerates - 0.31%
General Electric Co. 5.250%, 12/06/2017	1,025,000	1,212,763

Insurance - 0.21%
Genworth Financial, Inc. 6.515%, 05/22/2018	799,000	813,249

Internet & Catalog Retail - 0.30%
Expedia, Inc. 7.456%, 08/15/2018	970,000	1,147,474

Media - 0.31%
Time Warner Cable, Inc. 8.250%, 04/01/2019	883,000	1,185,182

Metals & Mining - 0.24%
Nabors Industries, Inc. 9.250%, 01/15/2019	709,000	927,882

90	The Leuthold Funds - 2012 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund
Consolidated Schedule of Investments (continued)
September 30, 2012

	Principal Amount	Fair Value

CORPORATE BONDS - 7.26% (continued)
Oil, Gas & Consumable Fuels - 0.83%
Anadarko Petroleum Corp. 5.950%, 09/15/2016	808,000	$936,228
Enterprise Products Operating, LLC 5.600%, 10/15/2014	523,000	571,414
Petrobras International Finance Co. 6.125%, 10/06/2016 (b)	810,000	917,623
Petrohawk Energy Corp. 7.250%, 08/15/2018	692,000	786,169
		3,211,434
Pharmaceuticals - 0.17%
Hospira, Inc. 6.050%, 03/30/2017	581,000	671,806

Real Estate Investment Trusts (REITs) - 0.20%
Vornado Realty LP 4.250%, 04/01/2015	745,000	787,306

Semiconductors & Semiconductor Equipment - 0.18%
KLA-Tencor Corp. 6.900%, 05/01/2018	$588,000	709,586

Software - 0.20%
BMC Software, Inc. 7.250%, 06/01/2018	650,000	782,968

Tobacco - 0.09%
Altria Group, Inc. 9.700%, 11/10/2018	233,000	333,726

Wireless Telecommunication Services - 0.23%
Rogers Communications, Inc. 6.375%, 03/01/2014 (b)	828,000	893,857
TOTAL CORPORATE BONDS (Cost $27,300,565)		28,087,646

		Principal Amount	Fair Value
UNITED STATES TREASURY OBLIGATIONS - 3.98%
United States Treasury Inflation Indexed Bonds - 1.11%
1.375%, 01/15/2020		$3,602,164	$4,309,932

United States Treasury Notes - 2.87%
1.375%, 11/30/2015		10,750,000	11,096,859

TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $15,261,352)			$15,406,791

FOREIGN GOVERNMENT BONDS/NOTES - 4.66%
Canadian Government 2.500%, 06/01/2015 (b)
	CAD	3,250,000	$3,426,963
Canadian Government Real Real Return TIPS 4.250%, 12/01/2021 (b)
	CAD	2,925,000	4,239,599
New Zealand Government 6.000%, 12/15/2017 (b)
	NZD	3,800,000	3,623,788
Norwegian Government 4.250%, 05/19/2017 (b)
	NOK	17,000,000	3,330,800
United Kingdom Treasury Notes 1.750%, 01/22/2017 (b)
	GBP	2,000,000	3,393,512
TOTAL FOREIGN GOVERNMENT BONDS/NOTES (Cost $17,074,463)			$18,014,662

See Notes to the Financial Statements.	The Leuthold Funds - 2012 Annual Report	91

Leuthold Global Fund
Consolidated Schedule of Investments (continued)
September 30, 2012

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 3.43%
Money Market Funds - 3.43%
Fidelity Institutional Money Market Fund - Government Portfolio 0.01% (c)	13,267,334	$13,267,334
TOTAL SHORT-TERM INVESTMENTS (Cost $13,267,334)		$13,267,334

Total Investments (Cost $343,750,526) - 97.12%		$375,684,629
Other Assets in Excess of Liabilities - 2.88% (f)		11,157,030
TOTAL NET ASSETS - 100.00%		$386,841,659

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
CAD Canadian Dollar
GBP British Pound
NZD New Zealand Dollar
NOK Norwegian Krone
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2012.
(d)	Illiquid Security. The fair value of these securities total $48,052 which represent 0.01% of total net assets.
(e)	The security is currently being fair valued in accordance with procedures established by the Board of Directors of the Leuthold Funds due to a halt in trading of the security on January 26, 2011.
(f)	All or a portion of the assets have been committed as collateral for open securities sold short.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

92	The Leuthold Funds - 2012 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund
Consolidated Schedule of Investments (continued)
September 30, 2012

	Fair Value	Percentage of Total Investments
CURRENCY EXPOSURE September 30, 2012
Australian Dollar	$2,920,879	0.78%
Brazilian Real	2,575,714	0.69
British Pound	13,943,999	3.71
Canadian Dollar	10,519,136	2.80
Danish Kroner	3,140,290	0.84
Euro	20,774,814	5.53
Hong Kong Dollar	4,065,917	1.08
Japanese Yen	13,703,683	3.65
Malaysian Ringgit	5,754,293	1.53
New Taiwan Dollar	2,221,070	0.59
New Zealand Dollar	4,795,523	1.28
Norwegian Krone	6,828,169	1.82
Polish Zloty	2,534,655	0.67
Singapore Dollar	797,921	0.21
South African Rand	6,117,086	1.63
Swiss Franc	2,312,323	0.61
Thai Baht	9,041,043	2.41
US Dollar	244,852,394	65.17
	356,898,909	95.00%
Precious Metals	18,785,720	5.00%
Total Investments	$375,684,629	100.00%

	Fair Value	Percentage of Total Investments
PORTFOLIO DIVERSIFICATION September 30, 2012
Australia	$2,920,879	0.78%
Austria	573,677	0.15
Bermuda	10,319,579	2.75
Brazil	6,323,634	1.68
Britain	15,977,873	4.25
Canada	17,268,994	4.60
Cayman Islands	917,623	0.24
China	3,715,963	0.99
Denmark	3,140,290	0.84
Finland	588,275	0.16
France	7,294,195	1.94
Germany	10,469,324	2.79
Hong Kong	1,774,145	0.47
Indonesia	1,137,028	0.30
Ireland	1,230,466	0.33
Italy	555,810	0.15
Japan	13,703,683	3.65
Malaysia	5,754,293	1.53
Netherlands	4,101,160	1.09
New Zealand	4,795,523	1.28
Norway	8,452,707	2.25
Panama	1,179,797	0.31
Poland	2,534,655	0.67
Singapore	797,921	0.21
South Africa	6,117,086	1.63
South Korea	890,381	0.24
Spain	1,573,375	0.42
Switzerland	2,312,323	0.61
Taiwan	2,221,070	0.59
Thailand	9,041,043	2.41
United States	209,216,137	55.69
	356,898,909	95.00%
Precious Metals	18,785,720	5.00%
Total Investments	$375,684,629	100.00%

See Notes to the Financial Statements.	The Leuthold Funds - 2012 Annual Report	93

Leuthold Global Fund
Consolidated Schedule of Securities Sold Short - (a)
September 30, 2012

	Shares	Fair Value
INVESTMENT COMPANIES - 2.46%
Exchange Traded Funds - 2.46%
iShares MSCI EAFE
Index Fund	179,192	$9,497,176
TOTAL INVESTMENT COMPANIES
(Proceeds $9,738,455)		$9,497,176

TOTAL SECURITIES SOLD SHORT
(Proceeds $9,738,455) - 2.46%		$9,497,176

Percentages are stated as a percent of net assets.
(a) All securities sold short are non-income producing.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

94	The Leuthold Funds - 2012 Annual Report	See Notes to the Financial Statements.

Leuthold Select Industries Fund
Schedule of Investments
September 30, 2012

	Shares	Fair Value

COMMON STOCKS - 100.23%
Biotechnology - 1.15%
Alexion Pharmaceuticals, Inc. (a)	1,353	$154,783

Chemicals - 7.18%
Agrium, Inc. (b)	1,697	175,572
CF Industries Holdings, Inc.	803	178,459
Huntsman Corp.	9,701	144,836
Monsanto Co.	3,356	305,463
Mosaic Co.	2,814	162,114
		966,444
Commercial Banks - 14.06%
Banco Bilbao Vizcaya Argentaria SA - ADR	5,201	40,308
Banco Santander SA - ADR	8,955	66,804
BB&T Corp.	4,221	139,968
Chemical Financial Corp.	1,166	28,217
Citizens Republic Bancorp, Inc. (a)	2,640	51,084
Credicorp, Ltd. (b)	1,118	140,063
East West Bancorp, Inc.	2,988	63,107
Fifth Third Bancorp	9,460	146,725
First Financial Bancorp	2,345	39,654
First Republic Bank	2,050	70,643
HSBC Holdings PLC - ADR	3,058	142,075
Huntington Bancshares, Inc.	17,834	123,055
International Bancshares Corp.	1,876	35,738
KeyCorp	12,260	107,152
Old National Bancorp	4,127	56,168
PacWest Bancorp	1,688	39,449
PNC Financial Services Group, Inc.	2,023	127,651
Sumitomo Mitsui Financial Group, Inc. - ADR	6,496	40,145
Susquehanna Bancshares, Inc.	4,006	41,903
Umpqua Holdings Corp.	2,975	38,348
Webster Financial Corp.	3,015	71,455
Wells Fargo & Co.	8,197	283,042
		1,892,754

	Shares	Fair Value

Computers & Peripherals - 3.32%
Apple, Inc.	670	$447,064

Consumer Finance - 5.82%
American Express Co.	1,661	94,444
Capital One Financial Corp.	3,926	223,821
Discover Financial Services	6,150	244,340
Ezcorp, Inc. - Class A (a)	2,774	63,608
First Cash Financial Services, Inc. (a)	1,380	63,494
SLM Corp.	5,922	93,094
		782,801
Food & Staples Retailing - 3.03%
CVS Caremark Corp.	4,247	205,640
Walgreen Co.	5,547	202,132
		407,772
Health Care Providers & Services - 3.62%
Humana, Inc.	1,635	114,695
UnitedHealth Group, Inc.	3,738	207,122
WellCare Health Plans, Inc. (a)	898	50,782
WellPoint, Inc.	1,983	115,034
		487,633
Hotels, Restaurants & Leisure - 2.07%
Carnival Corp.	3,698	134,755
Starwood Hotels & Resorts Worldwide, Inc.	2,479	143,683
		278,438
Household Durables - 0.38%
NACCO Industries, Inc. - Class A	402	50,415

See Notes to the Financial Statements.	The Leuthold Funds - 2012 Annual Report	95

Leuthold Select Industries Fund
Schedule of Investments (continued)
September 30, 2012

	Shares	Fair Value

COMMON STOCKS - 100.23% (continued)
Insurance - 4.49%
ACE, Ltd. (b)	1,715	$129,654
Allied World Assurance Co. Holdings AG (b)	817	63,113
Allstate Corp.	3,765	149,132
Chubb Corp.	1,728	131,812
Fidelity National Financial, Inc. - Class A	3,310	70,801
WR Berkley Corp.	1,608	60,284
		604,796

IT Services - 11.11%
Accenture PLC - Class A (b)	1,114	78,013
Alliance Data Systems Corp. (a)	482	68,420
Amdocs, Ltd. (a)	2,119	69,906
Cognizant Technology Solutions Corp. - Class A (a)	1,053	73,626
Convergys Corp.	3,779	59,217
DST Systems, Inc.	1,032	58,370
Fiserv, Inc. (a)	1,260	93,278
Gartner, Inc. (a)	1,371	63,189
Global Payments, Inc.	1,394	58,311
International Business Machines Corp.	1,030	213,674
Jack Henry & Associates, Inc.	1,916	72,616
Mastercard, Inc. - Class A	335	151,246
Sapient Corp. (a)	6,762	72,083
Teradata Corp. (a)	882	66,512
Total System Services, Inc.	2,492	59,060
Visa, Inc. - Class A	1,193	160,196
Western Union Co.	4,247	77,380
		1,495,097

	Shares	Fair Value

Machinery - 6.64%
AGCO Corp. (a)	1,742	$82,710
Caterpillar, Inc.	1,675	144,117
CNH Global NV (a)(b)	1,434	55,596
Cummins, Inc.	1,836	169,298
Deere & Co.	1,715	141,470
Oshkosh Corp. (a)	3,109	85,280
Sauer-Danfoss, Inc.	831	33,414
Toro Co.	2,010	79,958
WABCO Holdings, Inc.	1,755	101,211
		893,054

Multiline Retail - 4.26%
Big Lots, Inc. (a)	2,385	70,548
Dollar General Corp. (a)	2,104	108,440
Dollar Tree, Inc. (a)	2,653	128,074
Family Dollar Stores, Inc.	1,233	81,748
Target Corp.	2,908	184,571
		573,381

Office Electronics - 0.29%
Zebra Technologies Corp. - Class A (a)	1,045	39,229

Oil, Gas & Consumable Fuels - 6.14%
Chevron Corp.	1,059	123,437
CVR Energy, Inc. (a)	1,943	71,405
Delek US Holdings, Inc.	3,135	79,911
Exxon Mobil Corp.	1,688	154,368
HollyFrontier Corp.	2,023	83,489
Marathon Petroleum Corp.	1,394	76,098
Tesoro Corp. (a)	2,479	103,870
Valero Energy Corp.	2,653	84,047
Western Refining, Inc.	1,876	49,114
		825,739

96	The Leuthold Funds - 2012 Annual Report	See Notes to the Financial Statements.

Leuthold Select Industries Fund
Schedule of Investments (continued)
September 30, 2012

	Shares	Fair Value

COMMON STOCKS - 100.23% (continued)
Pharmaceuticals - 11.91%
Allergan, Inc.	1,184	$108,431
Bristol-Myers Squibb Co.	4,489	151,504
Eli Lilly & Co.	3,310	156,927
Jazz Pharmaceuticals PLC (a)(b)	1,769	100,851
Merck & Co., Inc.	3,457	155,911
Mylan, Inc. (a)	5,695	138,958
Novartis AG - ADR	1,340	82,088
Novo Nordisk A/S - ADR	642	101,314
Pfizer, Inc.	9,554	237,417
ViroPharma, Inc. (a)	3,015	91,113
Warner Chilcott PLC - Class A (b)	9,635	130,072
Watson Pharmaceuticals, Inc. (a)	1,742	148,349
		1,602,935

Road & Rail - 7.68%
Canadian National Railway Co. (b)	1,674	147,697
Canadian Pacific Railway, Ltd. (b)	1,715	142,157
CSX Corp.	6,914	143,466
Genesee & Wyoming, Inc. - Class A (a)	1,018	68,063
Kansas City Southern	1,300	98,514
Norfolk Southern Corp.	3,063	194,899
Union Pacific Corp.	2,010	238,587
		1,033,383

Specialty Retail - 6.56%
Aaron’s, Inc.	2,345	65,214
Bed Bath & Beyond, Inc. (a)	2,275	143,325
The Home Depot, Inc.	6,015	363,126
Lowe’s Cos, Inc.	4,636	140,193
Pier 1 Imports, Inc.	5,505	103,164
Williams-Sonoma, Inc.	1,552	68,241
		883,263

	Shares	Fair Value

Trading Companies & Distributors - 0.52%
Applied Industrial Technologies, Inc.	1,688	$69,934
TOTAL COMMON STOCKS (Cost $11,999,399)		$13,488,915

SHORT-TERM INVESTMENTS - 0.17%
Money Market Funds - 0.17%
Fidelity Institutional Money Market Fund - Government Portfolio 0.01% (c)	22,753	$22,753
TOTAL SHORT-TERM INVESTMENTS (Cost $22,753)		$22,753

Total Investments (Cost $12,022,152) - 100.40%		$13,511,668

Liabilities in Excess of Other Assets - (0.40)%		(53,241)

TOTAL NET ASSETS - 100.00%		$13,458,427

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2012.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	The Leuthold Funds - 2012 Annual Report	97

Leuthold Global Industries Fund
Schedule of Investments
September 30, 2012

	Shares	Fair Value

COMMON STOCKS - 97.28%
Airlines - 4.49%
Alaska Air Group, Inc. (a)	1,061	$37,199
China Eastern Airlines Corp., Ltd. (a)(b)	56,000	16,969
China Southern Airlines Co., Ltd. (a)(b)	40,000	17,493
Copa Holdings SA - Class A (b)	496	40,310
easyJet PLC (b)	4,517	42,453
JetBlue Airways Corp. (a)	7,044	33,741
Ryanair Holdings PLC - ADR (a)	1,302	41,989
Southwest Airlines Co.	4,275	37,492
U.S. Airways Group, Inc. (a)	3,049	31,892
United Continental Holdings, Inc. (a)	1,788	34,866
Westjet Airlines, Ltd. (b)	1,222	21,690
		356,094

Auto Components - 7.74%
Brembo SpA (b)	1,894	19,143
Cie Generale des Etablissements Michelin (b)	1,036	81,121
Continental AG (a)(b)	784	76,890
Cooper Tire & Rubber Co.	1,906	36,557
Dana Holding Corp.	2,730	33,579
Faurecia (b)	2,074	34,305
GKN PLC (b)	11,492	39,958
Leoni AG (b)	1,044	39,089
Magna International, Inc. (b)	1,330	57,536
Plastic Omnium SA (b)	734	18,265
Showa Corp. (a)(b)	4,500	39,655
Sumitomo Rubber Industries, Ltd. (b)	3,200	38,056
Tianneng Power International, Ltd. (b)	34,000	20,578
TRW Automotive Holdings Corp. (a)	1,812	79,203
		613,935

	Shares	Fair Value

Chemicals - 7.62%
Agrium, Inc. (b)	803	$83,078
CF Industries Holdings, Inc.	380	84,451
Chr. Hansen Holding A/S (b)	2,363	71,010
Dongyue Group (b)	68,000	29,951
Innophos Holdings, Inc.	722	35,010
Mosaic Co.	1,372	79,041
Nippon Shokubai Co., Ltd. (b)	4,000	44,736
Rockwood Holdings, Inc.	1,335	62,211
Yara International ASA (b)	1,600	80,342
Zeon Corp. (b)	5,000	34,766
		604,596

Commercial Banks - 11.12%
Bank of the Ozarks, Inc.	1,348	46,466
BB&T Corp.	3,551	117,751
Fifth Third Bancorp	8,752	135,743
First Citizens BancShares, Inc. - Class A	110	17,919
Fulton Financial Corp.	4,098	40,406
Hachijuni Bank, Ltd. (b)	3,000	16,633
Huntington Bancshares, Inc.	18,504	127,678
International Bancshares Corp.	1,031	19,640
KeyCorp	14,363	125,533
Laurentian Bank of Canada (b)	394	18,548
National Penn Bancshares, Inc.	4,193	38,198
PNC Financial Services Group, Inc.	1,595	100,644
San-In Godo Bank, Ltd. (b)	2,000	14,564
Webster Financial Corp.	2,641	62,592
		882,315

Computers & Peripherals - 2.00%
Apple, Inc.	114	76,068
Gemalto NV (b)	938	82,496
		158,564

98	The Leuthold Funds - 2012 Annual Report	See Notes to the Financial Statements.

Leuthold Global Industries Fund
Schedule of Investments (continued)
September 30, 2012

	Shares	Fair Value

COMMON STOCKS - 97.28% (continued)
Consumer Finance - 7.91%
Capital One Financial Corp.	1,817	$103,587
Cash America International, Inc.	1,748	67,420
Credit Acceptance Corp. (a)	1,258	107,572
Credit Saison Co., Ltd. (b)	2,900	70,064
Discover Financial Services	4,586	182,202
International Personal Finance PLC (b)	9,750	47,285
Provident Financial PLC (b)	2,228	49,447
		627,577

Diversified Telecommunication Services - 7.56%
Asia Pacific Telecom Co.,
Ltd. (a)(b)	67,000	39,976
BT Group PLC (b)	15,864	59,137
Elisa OYJ (b)	895	20,253
France Telecom SA - ADR	3,122	38,151
Jasmine International PCL (b)	692,400	87,072
Manitoba Telecom Services, Inc. (b)	1,180	40,510
Telecom Corp. of New Zealand, Ltd. (b)	20,495	40,351
Telefonica SA - ADR	4,173	55,418
Telekom Malaysia Bhd (b)	20,600	41,657
Telekomunikasi Indonesia Persero Tbk PT - ADR	981	38,190
Telstra Corp., Ltd. (b)	14,948	60,599
Time dotCom Bhd (b)	18,200	18,412
Verizon Communications, Inc.	1,315	59,925
		599,651

	Shares	Fair Value

Health Care Providers & Services - 9.07%
Bangkok Dusit Medical
Services PCL (b)	24,200	$84,464
Community Health Systems, Inc. (a)	3,007	87,624
HCA Holdings, Inc.	2,715	90,274
Health Management Associates, Inc. - Class A (a)	5,427	45,533
KPJ Healthcare Bhd (b)	19,000	37,830
Life Healthcare Group Holdings, Ltd. (b)	9,739	37,207
LifePoint Hospitals, Inc. (a)	1,952	83,507
Netcare, Ltd. (b)	38,631	82,945
Ramsay Health Care, Ltd. (b)	1,577	39,203
Select Medical Holdings Corp. (a)	3,897	43,763
Universal Health Services, Inc. - Class B	1,906	87,161
		719,511

Insurance - 13.65%
Allianz SE (b)	653	77,879
Alterra Capital Holdings, Ltd. (b)	1,606	38,448
American International Group, Inc. (a)	2,382	78,106
Arch Capital Group, Ltd. (a)(b)	986	41,096
Assurant, Inc.	1,081	40,321
Endurance Specialty Holdings, Ltd. (b)	1,055	40,618
Everest Re Group, Ltd. (b)	731	78,188
Genworth Financial, Inc. - Class A (a)	7,289	38,121
Gjensidige Forsikring ASA (b)	2,863	39,777
Hannover Rueckversicherung AG (a)(b)	1,244	79,606
Muenchener Rueckversicherungs AG (b)	534	83,498

See Notes to the Financial Statements.	The Leuthold Funds - 2012 Annual Report	99

Leuthold Global Industries Fund
Schedule of Investments (continued)
September 30, 2012

	Shares	Fair Value

COMMON STOCKS - 97.28% (continued)
Insurance - 13.65% (continued)
PartnerRe, Ltd. (b)	1,017	$75,543
Powszechny Zaklad Ubezpieczen SA (b)	356	40,045
Reinsurance Group of America, Inc.	1,379	79,803
SCOR SE (b)	3,026	77,999
Swiss Re AG (b)	1,175	75,604
Validus Holdings, Ltd. (b)	2,310	78,332
Vienna Insurance Group AG Wiener Versicherung Gruppe (b)	465	19,745
		1,082,729

Leisure Equipment & Products - 3.07%
Hasbro, Inc.	1,377	52,560
Mattel, Inc.	1,831	64,964
Merida Industry Co., Ltd. (b)	11,500	42,148
Nikon Corp. (b)	1,600	43,996
Tamron Co., Ltd. (b)	1,300	39,691
		243,359

Office Electronics - 0.66%
Xerox Corp.	7,189	52,767

Oil, Gas & Consumable Fuels - 5.81%
BP PLC - ADR	1,639	69,428
Chevron Corp.	553	64,458
China Petroleum & Chemical Corp. - ADR	526	48,613
Polskie Gornictwo Naftowe i Gazownictwo SA (b)	43,027	54,693
PTT PCL (b)	4,800	51,197
Royal Dutch Shell PLC - ADR	836	58,027
Statoil ASA - ADR	2,150	55,448
Suncor Energy, Inc. (b)	1,811	59,491
		461,355

	Shares	Fair Value

Paper & Forest Products - 0.03%
China Forestry Holdings Co., Ltd. (a)(b)(d)(e)	116,000	$2,244

Pharmaceuticals - 1.57%
Abbott Laboratories	593	40,656
Eli Lilly & Co.	1,768	83,821
		124,477

Road & Rail - 6.65%
Amerco, Inc.	268	28,504
ComfortDelGro Corp., Ltd. (b)	20,000	27,899
CSX Corp.	2,475	51,356
DSV A/S (b)	1,817	40,791
Firstgroup PLC (b)	6,895	26,727
Go-Ahead Group PLC (b)	843	17,897
Guangshen Railway Co., Ltd. (b)	42,000	13,553
Hitachi Transport System, Ltd. (b)	1,000	16,757
MTR Corp., Ltd. (b)	11,000	41,585
Nippon Express Co., Ltd. (b)	9,000	34,090
Norfolk Southern Corp.	892	56,758
Ryder System, Inc.	685	26,756
Sankyu, Inc. (b)	5,000	18,876
Seino Holdings Co., Ltd. (b)	3,000	18,993
Stagecoach Group PLC (b)	5,640	25,606
Tokyu Corp. (b)	7,000	33,437
TransForce, Inc. (b)	965	17,080
Werner Enterprises, Inc.	1,462	31,243
		527,908

Trading Companies & Distributors - 3.17%
Applied Industrial Technologies, Inc.	2,211	91,602
Travis Perkins PLC (b)	3,475	58,568
WESCO International, Inc. (a)	1,769	101,187
		251,357

100	The Leuthold Funds - 2012 Annual Report	See Notes to the Financial Statements.

Leuthold Global Industries Fund
Schedule of Investments (continued)
September 30, 2012

	Shares	Fair Value

COMMON STOCKS - 97.28% (continued)
Water Utilities - 1.07%
Cia de Saneamento Basico do Estado de Sao Paulo (b)	2,096	$85,288

Wireless Telecommunication Services - 4.09%
Axiata Group Bhd (b)	44,900	95,344
MTN Group, Ltd. (b)	4,430	85,522
Tim Participacoes SA - ADR	1,403	26,965
Total Access Communication PCL (b)	38,800	116,416
		324,247
TOTAL COMMON STOCKS (Cost $7,048,000)		$7,717,974

PREFERRED STOCKS - 1.25%
Diversified Telecommunication Services - 1.25%
Oi SA - ADR	10,270	$41,285
Telefonica Brasil SA - ADR	2,679	58,242
TOTAL PREFERRED STOCKS (Cost $96,435)		$99,527

SHORT-TERM INVESTMENTS - 1.63%
Money Market Funds - 1.63%
Fidelity Institutional Money Market Fund - Government Portfolio 0.01% (c)	129,418	$129,418
TOTAL SHORT-TERM INVESTMENTS (Cost $129,418)		$129,418

	Shares	Fair Value

Total Investments (Cost $7,273,853) - 100.16%		$7,946,919

Liabilities in Excess of Other Assets - (0.16)%		(12,307)

TOTAL NET ASSETS - 100.00%		$7,934,612

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2012.
(d)	Illiquid Security. The fair value of these securities total $2,244 which represent 0.03% of total net assets.
(e)	The security is currently being fair valued in accordance with procedures established by the Board of Directors of the Leuthold Funds due to a halt in trading of the security on January 26, 2011.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	The Leuthold Funds - 2012 Annual Report	101

Leuthold Global Industries Fund
Schedule of Investments (continued)
September 30, 2012

		Percentage
	Fair	of Total
	Value	Investments
CURRENCY EXPOSURE
September 30, 2012
Australian Dollar	$99,802	1.26%
Brazilian Real	85,288	1.07
British Pound	367,079	4.62
Canadian Dollar	97,828	1.23
Danish Kroner	111,801	1.40
Euro	710,289	8.94
Hong Kong Dollar	142,372	1.79
Japanese Yen	464,314	5.84
Malaysian Ringgit	193,243	2.43
New Taiwan Dollar	82,124	1.03
New Zealand Dollar	40,351	0.51
Norwegian Krone	120,119	1.51
Polish Zloty	94,738	1.19
Singapore Dollar	27,899	0.35
South African Rand	205,674	2.59
Swiss Franc	75,604	0.95
Thai Baht	339,149	4.27
US Dollar	4,689,245	59.02
Total Investments	$7,946,919	100.00%

		Percentage
	Fair	of Total
	Value	Investments
PORTFOLIO DIVERSIFICATION
September 30, 2012
Australia	$99,802	1.26%
Austria	19,745	0.25
Bermuda	352,225	4.43
Brazil	211,780	2.67
Britain	294,958	3.72
Canada	297,933	3.75
China	128,823	1.62
Denmark	111,801	1.40
Finland	20,253	0.26
France	249,841	3.14
Germany	356,962	4.49
Hong Kong	62,163	0.78
Indonesia	38,190	0.48
Ireland	41,989	0.53
Italy	19,143	0.24
Japan	464,314	5.84
Malaysia	193,243	2.43
Netherlands	140,523	1.77
New Zealand	40,351	0.51
Norway	175,567	2.21
Panama	40,310	0.51
Poland	94,738	1.19
Singapore	27,899	0.35
South Africa	205,674	2.59
Spain	55,418	0.70
Switzerland	75,604	0.95
Taiwan	42,148	0.53
Taiwan, Province of China	39,976	0.50
Thailand	339,149	4.27
United Kingdom	141,548	1.78
United States	3,564,849	44.85
Total Investments	$7,946,919	100.00%

102	The Leuthold Funds - 2012 Annual Report	See Notes to the Financial Statements.

Leuthold Global Clean Technology Fund
Schedule of Investments
September 30, 2012

	Shares	Fair Value
COMMON STOCKS - 95.34%

Auto Components - 9.18%
Gentherm, Inc. (a)	28,742	$357,551
Johnson Controls, Inc.	5,986	164,016
Tenneco, Inc. (a)	9,767	273,476
		795,043

Building Products - 0.46%
Ameresco, Inc. - Class A (a)	3,375	39,859

Chemicals - 5.41%
ADA-ES, Inc. (a)	19,846	468,564

Commercial Services & Supplies - 7.50%
Clean Harbors, Inc. (a)	7,154	349,473
Newalta Corp. (b)	20,417	300,097
		649,570

Construction & Engineering - 2.86%
Chicago Bridge & Iron Co. NV (b)	6,517	248,233

Electrical Equipment - 8.31%
2G energy AG (a)(b)	3,906	179,522
ABB, Ltd. - ADR	10,653	199,211
Polypore International, Inc. (a)	8,428	297,930
Roper Industries, Inc.	394	43,297
		719,960

Electronic Equipment, Instruments & Components - 13.76%
5N Plus, Inc. (a)(b)	144,366	312,785
Dialight PLC (b)	16,034	311,224
Horiba, Ltd. (b)	8,500	250,575
LPKF Laser & Electronics AG (b)	14,977	318,017
		1,192,601

Food Products - 4.93%
Cosan, Ltd. - Class A (a)(b)	26,929	427,094

	Shares	Fair Value
Internet Software & Services - 6.15%
World Energy Solutions, Inc. (a)	127,094	$532,524

Machinery - 23.22%
Chart Industries, Inc. (a)	1,676	123,773
CLARCOR, Inc.	6,269	279,785
Donaldson Co., Inc.	4,523	156,993
ESCO Technologies, Inc.	7,243	281,391
ITT Corp.	5,507	110,966
Kurita Water Industries, Ltd. (b)	7,600	168,029
Pall Corp.	3,794	240,881
Pentair, Ltd. (b)	8,210	365,427
Xylem, Inc.	11,330	284,949
		2,012,194

Metals & Mining - 5.50%
Horsehead Holding Corp. (a)	30,884	288,456
Umicore SA (b)	3,595	188,194
		476,650

Software - 2.96%
PSI AG Gesellschaft Fuer Produkte und Systeme der Informations technologie (b)	12,196	256,800

Water Utilities - 5.10%
American Water Works Co., Inc.	6,770	250,896
Aqua America, Inc.	5,772	142,915
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	592	48,076
		441,887
TOTAL COMMON STOCKS (Cost $7,413,803)		$8,260,979

See Notes to the Financial Statements.	The Leuthold Funds - 2012 Annual Report	103

Leuthold Global Clean Technology Fund
Schedule of Investments (continued)
September 30, 2012

	Shares	Fair Value
PREFERRED STOCKS - 1.02%

Electric Utilities - 1.02%
Cia Energetica de Minas Gerais - ADR	7,303	$88,512
TOTAL PREFERRED STOCKS
(Cost $92,291)		$88,512

	Number of
	Warrants	Fair Value
WARRANTS - 0.0%
Cereplast, Inc.
Expiration: December 10, 2015, Exercise Price: $4.44 (a)	107,000	$—
TOTAL WARRANTS
(Cost $0)		$—

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 2.79%

Money Market Funds - 2.79%
Fidelity Institutional Money Market Fund - Government Portfolio 0.01% (c)	241,755	$241,755
TOTAL SHORT-TERM INVESTMENTS
(Cost $241,755)		$241,755
Total Investments
(Cost $7,747,849) - 99.15%		$8,591,246
Other Assets in Excess of Liabilities - 0.85%		73,340
TOTAL NET ASSETS - 100.00%		$8,664,586

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a) Non-income producing security.
(b) Foreign issued security.
(c) The rate quoted is the annualized seven-day yield as of September 30, 2012.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

104	The Leuthold Funds - 2012 Annual Report	See Notes to the Financial Statements.

Leuthold Global Clean Technology Fund
Schedule of Investments (continued)
September 30, 2012

		Percentage
	Fair	of Total
	Value	Investments
CURRENCY EXPOSURE
September 30, 2012
British Pound	$311,224	3.62%
Canadian Dollar	612,882	7.14
Euro	942,532	10.97
Japanese Yen	418,604	4.87
US Dollar	6,306,004	73.40
Total Investments	$8,591,246	100.00%

		Percentage
	Fair	of Total
	Value	Investments
PORTFOLIO DIVERSIFICATION
September 30, 2012
Belgium	$188,194	2.19%
Brazil	563,682	6.56
Britain	311,224	3.62
Canada	612,882	7.14
Germany	754,339	8.78
Japan	418,604	4.87
Netherlands	248,233	2.89
Switzerland	564,638	6.57
United States	4,929,450	57.38
Total Investments	$8,591,246	100.00%

See Notes to the Financial Statements.	The Leuthold Funds - 2012 Annual Report	105

Grizzly Short Fund
Schedule of Investments
September 30, 2012

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 4.01%

Money Market Funds - 4.01%
Fidelity Institutional Money Market Fund - Government Portfolio 0.01% (a)	5,461,654	$5,461,654
TOTAL SHORT-TERM INVESTMENTS
(Cost $5,461,654)		$5,461,654

Total Investments
(Cost $5,461,654) - 4.01%		$5,461,654
Other Assets in Excess of Liabilities - 95.99% (b)		130,824,355
TOTAL NET ASSETS - 100.00%		$136,286,009

Percentages are stated as a percent of net assets.
(a) The rate quoted is the annualized seven-day yield as of September 30, 2012.
(b) All or a portion of the assets have been committed as collateral for open securities sold short.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

106	The Leuthold Funds - 2012 Annual Report	See Notes to the Financial Statements.

Grizzly Short Fund
Schedule of Securities Sold Short - (a)
September 30, 2012

	Shares	Fair Value
COMMON STOCKS - 84.37%

Air Freight & Logistics - 1.66%
Expeditors International of Washington, Inc.	62,096	$2,257,811

Building Products - 1.45%
Fortune Brands Home & Security, Inc.	72,972	1,970,974

Capital Markets - 4.44%
Credit Suisse Group AG - ADR	84,959	1,796,883
Jefferies Group, Inc.	149,920	2,052,405
Lazard, Ltd. - Class A (b)	75,252	2,199,616
		6,048,904

Chemicals - 1.35%
Ashland, Inc.	25,786	1,846,278

Communications Equipment - 4.69%
Acme Packet, Inc.	73,264	1,252,814
Aruba Networks, Inc.	104,605	2,352,043
EchoStar Corp. - Class A	27,189	779,237
JDS Uniphase Corp.	112,966	1,399,084
ViaSat, Inc.	16,197	605,444
		6,388,622

Computers & Peripherals - 1.21%
NetApp, Inc.	49,993	1,643,770

Construction Materials - 1.23%
Vulcan Materials Co.	35,551	1,681,562

Containers & Packaging - 1.22%
Sealed Air Corp.	107,178	1,656,972

Diversified Consumer Services - 1.35%
Sotheby’s	58,296	1,836,324

Diversified Telecommunication Services - 1.67%
Level 3 Communications, Inc.	99,226	2,279,221

	Shares	Fair Value
Electric Utilities - 0.75%
Korea Electric Power Corp. - ADR	82,035	$1,018,875

Electrical Equipment - 0.46%
II-VI, Inc.	33,153	630,570

Electronic Equipment, Instruments & Components - 1.89%
IPG Photonics Corp.	32,452	1,859,500
National Instruments Corp.	28,359	713,796
		2,573,296

Energy Equipment & Services - 1.86%
Gulfmark Offshore, Inc. - Class A	19,588	647,188
McDermott International, Inc.	154,364	1,886,328
		2,533,516

Food Products - 3.28%
BRF - Brasil Foods SA - ADR	130,683	2,260,816
Kellogg Co.	42,742	2,208,052
		4,468,868

Gas Utilities - 2.32%
AGL Resources, Inc.	36,194	1,480,696
Piedmont Natural Gas Co., Inc.	26,487	860,298
South Jersey Industries, Inc.	15,612	826,343
		3,167,337

Health Care Equipment & Supplies - 1.81%
Alere, Inc.	32,685	637,031
Haemonetics Corp.	10,583	848,756
HeartWare International, Inc.	10,349	977,877
		2,463,664

Health Care Providers & Services - 1.70%
Brookdale Senior Living, Inc.	99,693	2,314,871

See Notes to the Financial Statements.	The Leuthold Funds - 2012 Annual Report	107

Grizzly Short Fund
Schedule of Securities Sold Short - (a) (continued)
September 30, 2012

	Shares	Fair Value
COMMON STOCKS - 84.37% (continued)

Hotels, Restaurants & Leisure - 4.99%
BJ’s Restaurants, Inc.	17,775	$806,096
Chipotle Mexican Grill, Inc.	6,023	1,912,543
Marriott Vacations Worldwide Corp	49,642	1,788,105
MGM Resorts International	213,478	2,294,889
		6,801,633

Independent Power Producers & Energy Traders - 3.70%
Atlantic Power Corp.	51,689	773,267
Calpine Corp.	133,373	2,307,353
NRG Energy, Inc.	91,864	1,964,971
		5,045,591

Internet & Catalog Retail - 1.15%
Amazon.com, Inc.	6,139	1,561,270

Internet Software & Services - 2.90%
Facebook, Inc. - Class A	98,466	2,131,789
SINA Corp. (b)	28,242	1,826,692
		3,958,481

IT Services - 0.65%
ServiceSource International, Inc.	85,894	881,272

Machinery - 3.17%
Colfax Corp.	65,195	2,390,701
SPX Corp.	29,528	1,931,426
		4,322,127

Media - 3.25%
Liberty Global, Inc. - Class A	34,498	2,095,754
Lions Gate Entertainment Corp.	152,668	2,331,240
		4,426,994

	Shares	Fair Value
Metals & Mining - 2.80%
Compass Minerals International,
Inc.	29,236	$2,180,713
Silver Standard Resources, Inc. (b)	56,951	912,925
Turquoise Hill Resources, Ltd. (b)	85,660	726,397
		3,820,035

Multiline Retail - 0.86%
JC Penney Co., Inc.	48,180	1,170,292

Oil, Gas & Consumable Fuels - 6.77%
Anadarko Petroleum Corp.	17,191	1,201,995
Arch Coal, Inc.	75,954	480,789
Bill Barrett Corp.	33,738	835,690
CONSOL Energy, Inc.	61,570	1,850,178
Forest Oil Corp.	143,021	1,208,527
SandRidge Energy, Inc.	172,081	1,199,405
Southwestern Energy Co.	36,252	1,260,845
Ultra Petroleum Corp.	54,086	1,188,810
		9,226,239

Real Estate Investment Trusts (REITs) - 4.41%
Corporate Office Properties Trust	54,576	1,308,187
Piedmont Office Realty Trust, Inc. - Class A	43,269	750,285
SL Green Realty Corp.	23,915	1,914,874
Vornado Realty Trust	25,143	2,037,840
		6,011,186

Semiconductors & Semiconductor Equipment - 5.96%
Cavium, Inc.	65,488	2,182,715
Freescale Semiconductor, Ltd.	78,351	745,118
Hittite Microwave Corp.	14,442	801,098
Micron Technology, Inc.	356,557	2,133,993
Microsemi Corp.	34,498	692,375
NXP Semiconductor N.V. (b)	62,915	1,573,504
		8,128,803

108	The Leuthold Funds - 2012 Annual Report	See Notes to the Financial Statements.

Grizzly Short Fund
Schedule of Securities Sold Short - (a) (continued)
September 30, 2012

	Shares	Fair Value
COMMON STOCKS - 84.37% (continued)

Software - 5.53%
Comverse Technology, Inc.	117,235	$720,995
Guidewire Software, Inc.	29,762	924,110
MicroStrategy, Inc.	13,916	1,865,718
RealPage, Inc.	38,474	869,513
Solera Holdings, Inc.	38,533	1,690,443
Take-Two Interactive Software, Inc.	59,991	625,706
TiVo, Inc.	80,456	839,156
		7,535,641

Specialty Retail - 2.47%
Abercrombie & Fitch Co. - Class A	58,471	1,983,336
Five Below, Inc.	35,498	1,387,262
		3,370,598

Wireless Telecommunication Services - 1.42%
Sprint Nextel Corp.	351,799	1,941,931
TOTAL COMMON STOCKS
(Proceeds $114,448,452)		$114,983,528

	Shares	Fair Value
INVESTMENT COMPANIES - 10.73%

Exchange Traded Funds - 10.73%
SPDR Dow Jones Industrial Average ETF Trust	109,080	$14,622,174
TOTAL INVESTMENT COMPANIES
(Proceeds $14,292,034)		$14,622,174

TOTAL SECURITIES SOLD SHORT
(Proceeds $128,740,486) - 95.10%		$129,605,702

Percentages are stated as a percent of net assets.
ADR American Depository Receipt
(a) All securities sold short are non-income producing.
(b) Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	The Leuthold Funds - 2012 Annual Report	109

The Leuthold Funds
Notes to the Financial Statements

1.	ORGANIZATIONAND SIGNIFICANT ACCOUNTING POLICIES

Leuthold Funds, Inc. (the “Company”) was incorporated on August 30, 1995, as a Maryland Corporation and is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended. The Company consists of seven series (the “Funds”) as follows:

Fund	Investment Objective	Inception – Retail Share Class	Inception – Institutional Share Class
Leuthold Core Investment Fund	Seeks total return consistent with prudent investment risk over the long-term	11/20/1995	1/31/2006
Leuthold Asset Allocation Fund	Seeks total return consistent with prudent investment risk over the long-term	5/24/2006	1/31/2007
Leuthold Global Fund	Seeks long-term capital appreciation and dividend income	7/1/2008	4/30/2008
Leuthold Select Industries Fund	Capital appreciation	6/19/2000	n/a
Leuthold Global Industries Fund	Seeks long-term capital appreciation and dividend income	5/17/2010	5/17/2010
Leuthold Global Clean Technology Fund	Seeks capital appreciation and long-term growth	7/22/2009	7/22/2009
Grizzly Short Fund	Capital appreciation	6/19/2000	n/a

All classes of shares in a Fund have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fees and expenses, including distribution and shareholder servicing fees, may differ among classes. Each class has exclusive voting rights on any matters relating to that class’s servicing or distribution arrangements.

The following is a summary of significant accounting policies consistently followed by the Funds.

a)
Investment Valuation – Securities listed on a national securities exchange are valued at the last sale price on the day the valuation is made, and securities that are traded on the NASDAQ Global Market, NASDAQ Global Select Market or the NASDAQ Capital Market are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities, including securities sold short, which are listed on an exchange but which are not traded on the valuation date are valued at the mean between the bid and the asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price or, if unavailable, at prices provided by an independent pricing service. Securities sold short which are not listed on an exchange but for which market quotations are readily available are valued at the average of the current bid and asked prices. Debt securities are valued at bid prices provided by an independent pricing service that may use a matrix pricing method or other analytical pricing model. Other assets, including certain investments in open-end investment companies, and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Board of Directors and the Funds’ Fair Value Pricing Committee. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Exchange traded options are valued at the last reported sale price on an exchange on which the option is traded. If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges is used. Non-exchange traded options also will be valued at the mean between the last bid and asked quotations. For options where market quotations are not readily available, fair value shall be determined.

110	The Leuthold Funds - 2012 Annual Report

The Leuthold Funds

The Funds may invest in foreign securities. Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange. The Board has approved the use of their independent pricing provider’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If these events materially affect the value of portfolio securities, then these securities may be valued as determined in good faith by the Funds’ Board of Directors. Some of the factors which may be considered by the Board of Directors and the Funds’ Fair Value Pricing Committee in determining fair value are fundamental analytical data relating to the investment, the nature and duration of any restrictions on disposition, trading in similar securities of the same issuer or comparable companies, information from broker dealers, and an evaluation of the forces that influence the market in which the securities are purchased and sold. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

Physical metals are valued at prices provided by an independent pricing service. The Leuthold Core Investment Fund, the Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Leuthold Global Industries Fund, and the Leuthold Global Clean Technology Fund may invest in metals such as aluminum, copper, zinc, lead, nickel, tin, silver, palladium and other industrial and precious metals. Metals not traded on an exchange are valued at the mid-point between the closing bid and asked prices as obtained from a commonly used reputable pricing source.

b)
Fair Valuation Measurements – The Funds have adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the following three levels:

	Level 1 -	Quoted prices in active markets for identical securities.

	Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

	Level 3 -	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The Leuthold Funds - 2012 Annual Report	111

The Leuthold Funds

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ net assets as of September 30, 2012:

Leuthold Core Investment Fund
Investments at Fair Value	Level 1	Level 2		Level 3	Total
Common Stocks	$489,339,389	$21,527,740		$—	$510,867,129
Preferred Stocks	1,392,570	—		—	1,392,570
Exchange Traded Funds	124,464,456	—		—	124,464,456
Precious Metals	—	43,019,237		—	43,019,237
Corporate Bonds	—	65,830,749		—	65,830,749
Rights	—	0	*	—	0
Money Market Funds	11,869,970	—		—	11,869,970
Total Investments in Securities	$627,066,385	$130,377,726		$—	$757,444,111

Securities Sold Short at Fair Value	Level 1	Level 2		Level 3	Total
Exchange Traded Funds - Short	$19,627,038	$—		$—	$19,627,038
Total Securities Sold Short	$19,627,038	$—		$—	$19,627,038

The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur. There were transfers from Level 1 to Level 2 of common stocks in the amount of $2,498,139 during the year ended September 30, 2012. The transfers were due to the adjustment of fair value of certain securities due to developments that occurred between the time of the close of the foreign markets on which they trade and the close of regular session trading on the NYSE.
The Fund did not invest in any Level 3 securities during the period.

* Rights valued at $0 at September 30, 2012.

Leuthold Asset Allocation Fund
Investments at Fair Value	Level 1	Level 2		Level 3	Total
Common Stocks	$390,716,942	$17,182,929		$—	$407,899,871
Preferred Stocks	1,109,384	—		—	1,109,384
Exchange Traded Funds	98,528,317	—		—	98,528,317
Precious Metals	—	34,254,042		—	34,254,042
Corporate Bonds	—	54,104,986		—	54,104,986
Rights	—	0	*	—	0
Money Market Funds	4,878,903	—		—	4,878,903
Total Investments in Securities	$495,233,546	$105,541,957		$—	$600,775,503

Securities Sold Short at Fair Value	Level 1	Level 2		Level 3	Total
Exchange Traded Funds - Short	$15,744,312	$—		$—	$15,744,312
Total Securities Sold Short	$15,744,312	$—		$—	$15,744,312

The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur. There were transfers from Level 1 to Level 2 of common stocks in the amount of $2,016,207 during the year ended September 30, 2012. The transfers were due to the adjustment of fair value of certain securities due to developments that occurred between the time of the close of the foreign markets on which they trade and the close of regular session trading on the NYSE.
The Fund did not invest in any Level 3 securities during the period.

* Rights valued at $0 at September 30, 2012.

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Leuthold Global Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$155,839,281	$87,421,871	$48,052	$243,309,204
Preferred Stocks	2,957,767	—	—	2,957,767
Exchange Traded Funds	35,855,505	—	—	35,855,505
Precious Metals	—	18,785,720	—	18,785,720
Corporate Bonds	—	28,087,646	—	28,087,646
United States Treasury Obligations	—	15,406,791	—	15,406,791
Foreign Government Bonds/Notes	—	18,014,662	—	18,014,662
Money Market Funds	13,267,334	—	—	13,267,334
Total Investments in Securities	$207,919,887	$167,716,690	$48,052	$375,684,629

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds - Short	$9,497,176	$—	$—	$9,497,176
Total Securities Sold Short	$9,497,176	$—	$—	$9,497,176

The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur. There were transfers from Level 1 to Level 2 of common stocks in the amount of $8,151,032 during the year ended September 30, 2012. The transfers were due to the adjustment of fair value of certain securities due to developments that occurred between the time of the close of the foreign markets on which they trade and the close of regular session trading on the NYSE.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities at Fair Value
Balance as of September 30, 2011	$472,086
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(424,034)
Purchases	—
Sales	—
Transfer in and/or out of Level 3	—
Balance as of September 30, 2012	$48,052

Change in unrealized appreciation (depreciation) during the period ended for Level 3 investments held at September 30, 2012:	$(424,034)

The security is classified as a Level 3 security due to a halt in trading of the security on January 26, 2011. The security is valued at fair value as determined in good faith by the Directors. The Adviser submits a report to the Directors setting forth the factors considered in determining the price. The significant unobservable input used in the fair valuation of this security is a discount of 95% from the last traded price of HKD 2.95. Significant changes in the discount rate may result in a change in fair value measurement. During the period the discount ranged from 50% to 95%.

Leuthold Select Industries Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$13,488,915	$—	$—	$13,488,915
Money Market Funds	22,753	—	—	22,753
Total Investments in Securities	$13,511,668	$—	$—	$13,511,668

The Fund did not invest in any Level 3 securities or have transfers into or out of Level 1 or Level 2 securities during the period. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

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Leuthold Global Industries Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$4,683,392	$3,032,338	$2,244	$7,717,974
Preferred Stocks	99,527	—	—	99,527
Money Market Funds	129,418	—	—	129,418
Total Investments in Securities	$4,912,337	$3,032,338	$2,244	$7,946,919

The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur. There were transfers from Level 1 to Level 2 of common stocks in the amount of $289,121 during the year ended September 30, 2012. The transfers were due to the adjustment of fair value of certain securities due to developments that occurred between the time of the close of the foreign markets on which they trade and the close of regular session trading on the NYSE.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities at Fair Value
Balance as of September 30, 2011	$22,046
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(19,802)
Purchases	—
Sales	—
Transfer in and/or out of Level 3	—
Balance as of September 30, 2012	$2,244

Change in unrealized appreciation (depreciation) during the period ended for Level 3 investments held at September 30, 2012:	$(19,802)

The security is classified as a Level 3 security due to a halt in trading of the security on January 26, 2011. The security is valued at fair value as determined in good faith by the Directors. The Adviser submits a report to the Directors setting forth the factors considered in determining the price. The significant unobservable input used in the fair valuation of this security is a discount of 95% from the last traded price of HKD 2.95. Significant changes in the discount rate may result in a change in fair value measurement. During the period the discount ranged from 50% to 95%.

Leuthold Global Clean Technology Fund
Investments at Fair Value	Level 1	Level 2		Level 3	Total
Common Stocks	$6,588,618	$1,672,361		$—	$8,260,979
Preferred Stocks	88,512	—		—	88,512
Warrants	—	0	*	—	0
Money Market Funds	241,755	—		—	241,755
Total Investments in Securities	$6,918,885	$1,672,361		$—	$8,591,246

The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur. There were transfers from Level 1 to Level 2 of common stocks in the amount of $924,815 during the year ended September 30, 2012. The transfers were due to the adjustment of fair value of certain securities due to developments that occurred between the time of the close of the foreign markets on which they trade and the close of regular session trading on the NYSE.
The Fund did not invest in any Level 3 securities during the period.

* Warrants valued at $0 at September 30, 2012.

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Grizzly Short Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Money Market Funds	$5,461,654	$—	$—	$5,461,654
Total Investments in Securities	$5,461,654	$—	$—	$5,461,654

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks - Short	$114,983,528	$—	$—	$114,983,528
Exchange Traded Funds - Short	14,622,174	—	—	14,622,174
Total Securities Sold Short	$129,605,702	$—	$—	$129,605,702

The Fund did not invest in any Level 3 securities or have transfers into or out of Level 1 or Level 2 securities during the period. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

For further information regarding security characteristics, see the Schedules of Investments.

c)
Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. The Funds also designate as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares. The tax character of distributions paid during the fiscal years ended September 30, 2012 and 2011 was as follows:

Year Ended September 30, 2012
	Leuthold Core Investment Fund	Leuthold Asset Allocation Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund	Leuthold Global Clean Technology Fund	Grizzly Short Fund
Distributions paid from:

Ordinary Income	$27,886,190	$29,439,115	$5,685,282	$25,862	$18,020	$—	$—
Long Term Capital Gain	—	—	4,587,025	—	—	—	—
Return of Capital	—	—	—	—	—	—	—
Total Distribution Paid	$27,886,190	$29,439,115	$10,272,307	$25,862	$18,020	—	—

Year Ended September 30, 2011
	Leuthold Core Investment Fund	Leuthold Asset Allocation Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund	Leuthold Global Clean Technology Fund	Grizzly Short Fund
Distributions paid from:

Ordinary Income	$5,131,946	$7,502,082	$11,346,023	$45,146	$236,013	$—	$—
Long Term Capital Gain	—	—	6,950,662	—	—	—	—
Return of Capital	—	—	—	—	—	—	—
Total Distributions Paid	$5,131,946	$7,502,082	$18,296,685	$45,146	$236,013	$—	$—

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At September 30, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Leuthold Core Investment Fund	Leuthold Asset Allocation Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund	Leuthold Global Clean Technology Fund	Grizzly Short Fund
Undistributed ordinary income	$5,683,952	$8,246,872	$1,237,305	$7,803	$—	$—	$—
Undistributed long-term gains	—	—	—	—	—	—	—
Distributable earnings	5,683,952	8,246,872	1,237,305	7,803	—	—	—

Capital loss carryover and post-October losses	(7,742,724)	(347,663,871)	(2,601,550)	(5,015,081)	(2,188,086)	(5,632,764)	(124,071,973)
Other accumulated gains (losses)	(316,450)	(411,362)	241,279	—	—	—	(3,433,630)
Unrealized appreciation (depreciation)	80,768,715	67,664,266	31,127,148	1,482,801	630,401	710,004	(17)
Total accumulated gain (loss)	$78,393,493	$(272,164,095)	$30,004,182	$(3,524,477)	$(1,557,685)	$(4,922,760)	$(127,505,620)

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. U.S. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. These differences are primarily due to net operating losses, and differences from REIT adjustments and foreign currency gain and loss.

Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2012, the following table shows the reclassifications made:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital

Leuthold Core Investment Fund	$10,200,552	$(10,200,545)	$(7)
Leuthold Asset Allocation Fund	14,826,464	(14,825,702)	(762)
Leuthold Global Fund	1,710,837	(1,710,839)	2
Leuthold Select Industries Fund	208	(208)	—
Leuthold Global Industries Fund	2,809	6,450	(9,259)
Leuthold Global Clean Technology Fund	14,601	16,022	(30,623)
Grizzly Short Fund	2,269,228	(195,319)	(2,073,909)

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses, whereas under prior law all capital losses were carried forward as short-term capital losses.

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	Leuthold Core Investment Fund	Leuthold Asset Allocation Fund	Leuthold Global Fund	Leuthold Select Industries Fund		Leuthold Global Industries Fund	Leuthold Global Clean Technology Fund	Grizzly Short Fund
Expires 09/30/17	$—	$—	$—	$(1,078,129	)*	$—	$—	$—
Expires 09/30/18	—	(334,348,407)	—	(3,118,819)		—	(17,387)	(18,663,090)
Expires 09/30/19	—	—	—	—		(17,340)	(1,413,543)	(25,380,935)
Unlimited Short-Term	—	—	—	—		(514,900)	(2,737,687)	(21,657,328)
Unlimited Long-Term	—	—	—	—		—	(64,687)	—

*Capital loss carryforward transferred in from merger, subject to annual limitations.

The Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, Leuthold Global Fund, Leuthold Select Industries Fund, Leuthold Global Industries Fund, Leuthold Global Clean Technology Fund and Grizzly Short Fund intend to defer and treat $7,742,724, $13,315,464, $2,601,550, $818,133, $1,655,846, $1,399,460, and $58,370,620, respectively, of late year losses incurred during the fiscal year ended September 30, 2012 as arising in the fiscal year ending September 30, 2013.

As of September 30, 2012, the Funds did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

d)
Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

e)
Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f)
Basis for Consolidation for the Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, and Leuthold Global Fund – The Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, and Leuthold Global Fund may invest up to 25% of their total assets in their Subsidiary, Leuthold Core, Ltd., Leuthold Asset Allocation, Ltd., and Leuthold Global, Ltd. (the “Subsidiaries”), respectively. The Subsidiaries, which are organized under the laws of the Cayman Islands, are wholly owned and controlled by the Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, and Leuthold Global Fund, respectively, and are therefore consolidated in the respective Funds’ financial statements herein. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The Subsidiaries act as investment vehicles in order to enter into certain investments for the Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, and Leuthold Global Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

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g)
Short Positions – For financial statement purposes, an amount equal to the required amount of collateral to be segregated for short positions is included in the Statements of Assets and Liabilities as an asset. The amount of the securities sold short, shown as a liability, is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold short may require purchasing the securities at prices which could differ from the amount reflected in the Statements of Assets and Liabilities. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for their short positions, the Funds are required under the Investment Company Act of 1940 to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. These segregated assets are valued consistent with Note 1a above. The amount of segregated assets is required to be adjusted daily to reflect changes in the market value of the securities sold short. Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, Leuthold Global Fund, and Grizzly Short Fund’s receivable from broker for securities sold short is with two major security dealers.

h)
Other – Investment and shareholder transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds, and interest income is recognized on an accrual basis. Discounts and premiums on bonds are amortized using the yield to maturity method over the life of the respective bond. For financial reporting purposes, the Funds isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for realized gains and losses.

i)
Expenses – Expenses that directly relate to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds, such as Directors fees and expenses, insurance expense, and legal fees are allocated between the seven Funds based on the relative net asset value of the individual Funds.

j)
Counterparty risk – Counterparty risk may arise as the result of the failure of a counterparty to a securities contract to comply with the terms of the contract. Potential counterparty risk is measured by the credit worthiness of the counterparty and additional risk may arise from unanticipated events affecting the value of the underlying security.

k)
Subsequent Events – The Funds have evaluated subsequent events through the date of issuance of the Funds’ financial statements. At a meeting of the Board of Directors of the Funds held on November 12, 2012, the Board voted to close the Leuthold Global Clean Technology Fund (the “Fund”) to new investments, effective November 12, 2012, (other than reinvestment of dividends and distributions), and adopted a plan to terminate and liquidate the Fund on or before December 24, 2012 (the “Liquidation Date”). Management determined that there were no other events that impacted the Funds’ Financial Statements.

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2.	INVESTMENT TRANSACTIONS
Purchases and sales of investment securities, other than short-term investments and short sales, for the year ended September 30, 2012 are summarized below.

	Leuthold Core Investment Fund	Leuthold Asset Allocation Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund	Leuthold Global Clean Technology Fund
Purchases	$1,241,087,990	$977,183,580	$514,497,528	$21,072,237	$13,071,299	$13,394,309
Sales	1,289,832,006	1,163,984,822	485,673,052	27,044,746	27,725,359	22,002,586

At September 30, 2012, gross unrealized appreciation and depreciation of investments and cost of investments (excluding short positions) for tax purposes were as follows:

	Leuthold Core Investment Fund	Leuthold Asset Allocation Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund	Leuthold Global Clean Technology Fund	Grizzly Short Fund
Tax cost of investments	$676,675,471	$533,111,593	$344,557,464	$12,028,854	$7,315,517	$7,881,161	$5,461,654

Gross unrealized appreciation	$88,701,134	$77,809,165	$36,516,834	$1,694,384	$821,555	$992,425	$5,436,680
Gross unrealized depreciation	(7,932,419)	(10,144,899)	(5,389,686)	(211,583)	(191,154)	(282,421)	(5,436,697)
Net unrealized appreciation (depreciation)	$80,768,715	$67,664,266	$31,127,148	$1,482,801	$630,401	$710,004	$(17)

The differences between book and tax basis of unrealized appreciation (depreciation) are primarily attributable to the tax deferral of losses on wash sales.

3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Funds have entered into an Investment Advisory Agreement (“advisory agreement”) with Leuthold Weeden Capital Management (“Investment Adviser”). Pursuant to its advisory agreement with the Funds, the Investment Adviser is entitled to receive a fee, calculated daily as applied to each Fund’s daily net assets and payable monthly, at annual rates of:

Leuthold Core Investment Fund	Leuthold Asset Allocation Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund	Leuthold Global Clean Technology Fund	Grizzly Short Fund
0.90%	0.90%	1.10%	1.00%	1.00%	1.00%	1.25%

The Investment Adviser has agreed to waive its advisory fee and/or reimburse the Funds’ other expenses, including organization expenses, to the extent necessary to ensure that the Funds’ total operating expenses (exclusive of interest, taxes, brokerage commissions, dividends and interest on short positions, and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) do not exceed the following rates, based on each Fund’s average daily net assets:

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Leuthold Core Investment Fund	Leuthold Asset Allocation Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Global Industries Fund	Leuthold Global Clean Technology Fund	Grizzly Short Fund
1.25%	1.50%	1.85%	1.60%	1.85%	1.85%	2.50%

Any waiver or reimbursement is subject to later adjustments to allow the Investment Adviser to recoup amounts previously waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Amounts subject to future recoupment as of September 30, 2012 are as follows:

Leuthold Select Industries Fund		Leuthold Global Industries Fund
Year of Expiration	Recoverable Amount	Year of Expiration	Recoverable Amount
9/30/2015	$16,951	9/30/2013	$31,506
		9/30/2015	58,737

Leuthold Global Clean Technology Fund
Year of Expiration	Recoverable Amount
9/30/2015	$15,497

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator, and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds. For the year ended September 30, 2012, the Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, Leuthold Global Fund, Leuthold Select Industries Fund, Leuthold Global Industries Fund, Leuthold Global Clean Technology Fund, and Grizzly Short Fund paid Weeden & Co., L.P., an affiliate of the Adviser, $645,259, $255,744, $36,227, $15,258, $1,235, $9,798, and $53,840, respectively, for brokerage commissions.

4.	DISTRIBUTION PLAN

Each of the Leuthold Asset Allocation Fund – Retail Class, Leuthold Global Fund – Retail Class, Leuthold Global Industries Fund – Retail Class, and Leuthold Global Clean Technology Fund – Retail Class has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act, whereby Rafferty Capital Markets, LLC serves as distributor. This plan allows each Fund to use up to 0.25% of its average daily net assets to pay sales, distribution, and other fees for the sale of its shares and for services provided to investors. Each Fund may pay all or a portion of this fee to any securities dealer, financial institution, or any other person who renders personal service to the Funds’ shareholders, assists in the maintenance of the Funds’ shareholder accounts, or who renders assistance in distributing or promoting the sale of shares of the Fund pursuant to a written agreement approved by the Board of Directors. To the extent such fee is not paid to such persons, each of the Funds may use the fee for its expenses of distribution of its shares, including, but not limited to, payment by the Fund of the cost of preparing, printing, and distributing Prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the Plan.

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5.	INDEMNIFICATIONS

The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

6.	ILLIQUID SECURITIES

Each Fund may invest up to 15% of net assets in securities for which there is no readily available market (“illiquid securities”). The 15% limitation includes securities whose disposition would be subject to legal restrictions (“restricted securities”). Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay. This could result in a Fund being unable to realize a favorable price upon disposition of such securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.

7.	LENDING PORTFOLIO SECURITIES

The Funds may lend portfolio securities constituting up to 30% of total assets to unaffiliated broker dealers, banks, or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. The Funds did not lend any portfolio securities during the reporting period, and will not enter into any securities lending arrangements in the future without the prior approval of the Board of Directors.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Leuthold Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and securities sold short (as applicable), of Leuthold Funds, Inc. (consisting of Leuthold Core Investment Fund (consolidated), Leuthold Asset Allocation Fund (consolidated), Leuthold Global Fund (consolidated), Leuthold Select Industries Fund, Leuthold Global Industries Fund, Leuthold Global Clean Technology Fund, and Grizzly Short Fund) (the “Funds”) as of September 30, 2012, and the related statements of operations for the year then ended, changes in net assets for the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned and securities sold short (as applicable) as of September 30, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Leuthold Funds, Inc. at September 30, 2012, the results of their operations for the year then ended, changes in their net assets for the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
November 21, 2012

122	The Leuthold Funds - 2012 Annual Report

ADDITIONAL INFORMATION (Unaudited)

SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS (Unaudited)

The percentage of dividend income distributed for the year ended September 30, 2012, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is as follows: Leuthold Core Investment Fund 59.24%, Leuthold Asset Allocation Fund 63.94%, Leuthold Global Fund 100%, Leuthold Select Industries Fund 100.00%, and Leuthold Global Industries Fund 100%.

The percentage of dividend income distributed for the year ended September 30, 2012, designated as qualified dividends received deduction available to corporate shareholders, is as follows: Leuthold Core Investment Fund 42.50%, Leuthold Asset Allocation Fund 46.10%, Leuthold Global Fund 47.50%, Leuthold Select Industries Fund 100.00%, and Leuthold Global Industries Fund 53.00%.

The Leuthold Core Investment Fund, Leuthold Asset Allocation Fund, Leuthold Global Fund, and Leuthold Global Industries Fund designated 4.79%, 3.80%, 9.81%, and 0.01%, respectively, of their ordinary distributions paid as qualified interest related dividends under the Internal Revenue Code Section 871(k)(1)(C) for the year ended September 30, 2012.

The Leuthold Funds - 2012 Annual Report	123

The Leuthold Funds

ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS AND OFFICERS (UNAUDITED)

Independent Directors

Name, Year of Birth, and Address	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director
Lawrence L. Horsch (1934) c/o Leuthold Weeden Capital Management 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Chairman and Director	Indefinite Term, Director since 1995	Chairman, Eagle Management & Financial Corp., a management consulting firm	7	None

Paul M. Kelnberger (1943) c/o Leuthold Weeden Capital Management 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Director and Chair of Audit Committee	Indefinite Term, Director since 1995	Consultant to Johnson, West & Co., PLC	7	None

Addison L. Piper (1946) c/o Leuthold Weeden Capital Management 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Director and Chair of Nominating Committee	Indefinite Term, Director since 2009	Retired Chairman and Chief Executive Officer of Piper Jaffray Companies, Served as Vice Chairman of Piper Jaffray Companies from 2003 to 2006.	7	Piper Jaffray Companies

Interested Directors (and Officers)

Steven C. Leuthold (1937) 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Director	Indefinite Term, Director since 1995	Managing member of Leuthold Weeden Capital Management (the “Adviser”). Prior to October 2011, served as Chief Investment Officer of the Adviser.	7	None

John C. Mueller (1968) 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Director President	Indefinite Term, Director since 2009 One year term, President since 2011	Co-Chief Executive Officer of The Leuthold Group since 2005. Involved in Sales and Marketing for The Leuthold Group since 2001.	7	None

124	The Leuthold Funds - 2012 Annual Report

The Leuthold Funds

Name, Year of Birth, and Address	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director
Edward C. Favreau (1952) 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Vice President	One Year Term, Vice President since 1999	Manager of Marketing and Sales of the Adviser since 1999. Prior to joining the Adviser, he was Vice President and Sales Manager of U.S. Bancorp Investments, Inc.	N/A	N/A

Roger A. Peters (1960) 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Vice President and Chief Compliance Officer and Anti-Money Laundering Officer	One Year Term, Chief Compliance Officer since 2006 and Vice President since 2007 and Anti-Money Laundering Officer since 2011	Chief Compliance Officer of the Adviser since 2005. Prior to joining the Adviser, he was Vice President, Commercial Product Management of U.S. Bank from 2003-2005.	N/A	N/A

Holly J. Weiss (1968) 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Secretary and Treasurer	One Year Term, Secretary and Treasurer since 2009
Chief Financial Officer of the
Adviser since 2011 and Controller
of the Adviser from 2008 to 2011.
Prior to joining the Adviser, she was
Controller of Churchill Capital
Mezzanine Finance from 2001-2008.
				N/A	N/A

Glenn R. Larson (1965) 33 South Sixth Street Suite 4600 Minneapolis, MN 55402	Assistant Secretary	One Year Term, Assistant Secretary since 2006	Compliance Officer of the Adviser since 2005. Prior to joining the Adviser, he was a Compliance Representative of U.S. Bancorp Investment Services, Inc. from 2003 until 2005.	N/A	N/A

The Statement of Additional Information includes additional information about the Funds’ Directors and is available free of charge upon request by calling the Funds toll free at (800) 273-6886.

Information regarding the method the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 273-6886 or by accessing the Funds’ website at www.leutholdfunds.com. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling toll-free at (800) 273-6886 or on the SEC’s website at www.sec.gov.

The Leuthold Funds - 2012 Annual Report	125

The Leuthold Funds

Investment Adviser:
Leuthold Weeden Capital
Management, Minnesota

Administrator, Transfer Agent, Dividend Paying Agent, Shareholder Servicing Agent:
U.S. Bancorp Fund Services, LLC,
Wisconsin

Custodian:
U.S. Bank, N.A., Wisconsin

Counsel:
Foley & Lardner, LLP, Wisconsin

Independent Registered Public Accounting Firm:
Ernst & Young LLP, Minnesota

The Funds are required to file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Once filed, the Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-273-6886. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfosec.gov.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Paul Kelnberger is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  No “other services” were provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2012	FYE 9/30/2011
Audit Fees	$221,100	$229,100
Audit-Related Fees	$0	$0
Tax Fees	$18,920	$20,880
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2012	FYE 9/30/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

2

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2012	FYE 9/30/2011
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

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Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to previous Form N-CSR filing, filed December 8, 2008.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Leuthold Funds, Inc.

By (Signature and Title)*	/s/ John Mueller
John Mueller, President

Date	12/5/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* )*	/s/ John Mueller
John Mueller, President

Date	12/5/12

By (Signature and Title)*	/s/ Holly Weiss
Holly Weiss, Treasurer

Date	12/4/12

* Print the name and title of each signing officer under his or her signature.